Exhibit 10.50

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

NAVITAIRE HOSTED SERVICES AGREEMENT
This Hosted Services Agreement (the "Agreement") is made between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"), and shall be effective as of February 28, 2007 ("Effective Date").
Recitals

A.	NAVITAIRE is an airline technology services company, which provides various services such as hosted reservation and revenue management services to airline companies worldwide.

B.	The parties desire that NAVITAIRE provide to Customer Hosted Services (as defined in Section 1), and Customer desires to purchase such Hosted Services on the terms contained in this Agreement.
NOW, THEREFORE, the parties agree as follows:

1	Definitions
As used herein, the following terms shall have the meanings accorded them in this Section 1. In the event of any conflict between a definition set forth in the Section 1 and in any one contained in an Exhibit to this Agreement, the definition contained within such Exhibit shall control.

1.1	API(s) means Application Program Interface(s).

1.2	Confidential Information has the meaning set forth in Section 9.1 hereof.

1.3
Configurable Template means any of the templates comprising from time to time a part of the Hosted Services System and designed to permit Customer to configure the presentation and interfaces of the Hosted Reservation Services through the use of APIs and limited source code made available by NAVITAIRE as a part of Hosted Reservations Services for such purpose.

1.4	Customer Authorized Support Contact(s) has the meaning set forth in Exhibit D, Section 5.

1.5	Enhancement Request metes a request by Customer to modify Hosted Services System used by NAVITAIRE to provide the Hosted Services.

1.6	Customer Account Liaison has the meaning set forth in Exhibit D, Section 2.

1.7	Emergency has the meaning set forth Sections 5.4.1 of Exhibits A, B, F, G, H and J.

1.8	Enhancement has the meaning set forth in Exhibit A, Section 9.4.2, Exhibit F, Section 9.4.2, Exhibit G, Section 10.2.2, Exhibit H, Section 10.2.2, and Exhibit J, Section 10.2.2.

1.9
Hosted Operations Management Services means the services described in Exhibit H; provided that if Hosted Operations Management Services are not designated as being contracted for in Exhibit H, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.10
Hosted Operations Recovery Services means the services described in Exhibit J; provided that if Hosted Operations Recovery Services are not designated as being contracted for in Exhibit J, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.11
Hosted Reservation Services means the services described in Exhibit A; provided that if Hosted Reservation Services are not designated as being contracted for in Exhibit A, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.12
Hosted Revenue Accounting Services means the services described in Exhibit G; provided that if Hosted Revenue Accounting Services are not designated as being contracted for in Exhibit G, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.13
Hosted Revenue Management Services means the services described in Exhibit B; provided that if Hosted Revenue Management Services are not designated as being contracted for in Exhibit B, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.14
Hosted Services or Services means Hosted Reservation Services and/or Hosted Revenue Management Services and/or Hosted Web Services and/or Hosted Revenue Accounting Services, and/or Hosted Operations Management Services, and/or Hosted Operations Recovery Services, as designated in Section 2 of this Agreement.

1.15
Hosted Services System means at any time, with respect to Hosted Reservation Services, the hardware and software then or theretofore used from time to time by NAVITAIRE to provide such Services (including the Configurable Templates and any associated APIs or source code), and means with respect to Hosted Revenue Management Services, the hardware and software then or theretofore used by NAVITAIRE to provide such Services, and means with respect to Hosted Web Services, the hardware and software then or theretofore used by NAVITAIRE to provide such Services, means with respect to Hosted Revenue Accounting Services, the hardware and software then or theretofore used by NAVITAIRE to provide such Services, means with respect to Hosted Operations Management Services, the hardware and software then or theretofore used by NAVITAIRE to provide such Services, and means with respect to Hosted Operations Recovery Services, the hardware and software then or theretofore used by NAVITAIRE to provide such Services as well as in each case any user or other documentation associated therewith.

1.16
Hosted Web Services means the services described in Exhibit F; provided that if Hosted Web Services are not designated as being contracted for in Exhibit F, Section 2 shall be blank or not appended and this Agreement shall not cover such type of services.

1.17	Implementation Services has the meaning set forth in Sections 3 of Exhibit A, B, F, G, H and J.

1.18	Included Support has the meaning set forth in Sections 5 of Exhibit A, B, F, G, H and J.

1.19	Initial Term has the meaning set forth in Section 5.1 hereof.

1.20
Interrupted Service has the meaning set forth in Exhibit A, Section 9.2.1, Exhibit B, Section 5.4.1, Exhibit F, Section, 9.2.1, Exhibit G, Section 5.4.1, Exhibit H, Section 5.4.1 and Exhibit J, Section 5.4.1.

1.21	Major Release has the meaning set forth in Exhibit A, Section 9.4.5.

1.22	Mark has the meaning set forth in Section 4.10 hereof and Exhibit E.

1.23	Material Change has the meaning set forth in Section 6.4.3 hereof.

1.24	NAVITAIRE Property has the meaning set forth in Section 7.2 hereof.

1.25	PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, which may contain one or more passenger names and booked Segments.

1.26	Support Centre Support has the meaning set forth in Sections 5 of Exhibits A, B, F, G, H and J.

1.27	Segment or Host Segment means a nonstop individual booked flight segment or passive/informational segment.

1.28	Service Fees means the fees payable by Customer as specified in Exhibit A, Section 8, Exhibit B, Section 9, Exhibit F, Section 10, Exhibit G, Section 9, Exhibit H, Section 9 and Exhibit J, Section 9.

1.29	Service Levels means targets included in Sections 9.2.1 of Exhibit A and F.

1.30	Support Fees means fees payable by Customer for applicable NAVITAIRE Support Centre Support as specified in Exhibits A, B, F, G, H and J.

1.31
Target Date means the completion date for implementation Services for each of the defined Hosted Services as outlined in Section 3 of Exhibits A, B, F, G, H and J, unless the Target Date has been changed as outlined in Exhibit A, Section 8.7, Exhibit B, Section 9.6, Exhibit F, Section 10.6, Exhibit G, Section 9.6, Exhibit H, Section 9.6 and Exhibit J, Section 9.6. In the event that Customer utilizes the Hosted Services for live production use before the Target Date, the Target Date will be deemed to be the first date of production use of such Hosted Services. The specific Target Date for each of the Services is located in Exhibit A, Section 3.9.1, Exhibit B, Section 3.9.1, Exhibit F, Section 3.7.1, Exhibit G, Section 3.9.1, Exhibit H, Section 3.9.1 and Exhibit J, Section 3.9.1.

2	Scope of Services
For purposes of this Agreement, Hosted Services include (as designated) the following:

X	Hosted Reservation Services (or certain types thereof), as designated in and the provision of which is governed by Exhibit A hereto; and/or

NA	Hosted Revenue Management Services, as designated in and the provision of which is governed by Exhibit B hereto; and/or

NA	Hosted Web Services, as designated in and the provision of which is governed by Exhibit F hereto; and/or

X	Hosted Revenue Accounting Services, as designated in and the provision of which is governed by Exhibit G hereto; and/or

NA	Hosted Operations Management Services, as designated in and the provision of which is governed by Exhibit H hereto; and/or

NA	Hosted Operations Recovery Services, as designated in and the provision of which is governed by Exhibit J hereto.

3	NAVITAIRE Obligations

3.1	NAVITAIRE shall perform the Hosted Services in accordance with this Agreement. NAVITAIRE may utilize subcontractors to perform its obligations under this Agreement provided, however, that (a) any such subcontracting to be performed on Customer's premises will be subject to Customer's prior written consent, not to be unreasonably consent withheld, (b) any such subcontracting will not relieve NAVITAIRE of any liability hereunder, and (c) any such subcontractors will be subject to a duty of confidentiality for which (i) Customer is an intended third party beneficiary, and (ii) is sufficient such that such subcontracting allows NAVITAIRE's performance hereunder to remain in compliance with applicable privacy laws.

3.2	On a rolling three (3) year basis, as measured from the time each record is created, NAVITAIRE will keep complete and accurate books, records and documents from which may be determined the basis for billing Customer and for compliance with this Agreement. Such books will be maintained in a fashion acceptable under Generally Accepted Accounting Practices. Such books, records, and accounts will be open for inspection, examination, audit and copying by the Customer or the Customer's auditors. Client and its auditors will use commercially reasonable efforts to conduct such audits in a manner that will result in a minimum of inconvenience and disruption to NAVITAIRE's business operations. Audits may be conducted only during normal business hours and no more frequently than annually unless material issues are discovered. Customer and its auditors will not be entitled to audit: (i) data or information of other customers of NAVITAIRE; (ii) any NAVITAIRE proprietary data including cost information unless such is the basis of a reimbursable or pass-through expense; or (iii) any other Confidential Information of NAVITAIRE that is not directly relevant for the purposes of the audit. Customer will provide NAVITAIRE with reasonable prior written notice of an audit. NAVITAIRE will use commercially reasonable efforts to cooperate in the audit, will make available on a timely basis the information reasonably required to conduct the audit and will assist the designated employees of customers or its auditors as reasonably necessary. Any request for additional assistance will constitute a new service request. All information learned or exchanged in connection with the conduct of an audit, as well as the results of any audit, constitutes Confidential Information of Customer and NAVITAIRE and will be subject to Section 99 below. Customer will not use any competitors or NAVITAIRE to conduct such audit. Upon the request of Customer, NAVITAIRE will promptly identify any such competitors. The auditors and other representatives of Customer will execute and deliver such confidentiality and non-disclosure agreements (naming NAVITAIRE as a third party beneficiary of such confidentiality obligations) and comply with such security and confidentiality requirements as NAVITAIRE may reasonably request in connection with such audits. All audits will be conducted at Customer's expenses.

3.3	In the performance of this Agreement, NAVITAIRE will comply with statutes, regulations, ordinances, and orders of the Federal Government and other a jurisdictions applicable to NAVITAIRE as a provider of Hosted Services in respect to non-discrimination in employment and facilities including, without limitation, the provisions contained in Executive Order 11246, as amended and as it may be further amended in the future, titled "Equal Employment Opportunity" and in 41 C.F.R. §§ 60-1.4(a), 60-250.4 and 60-741.5(a) which are incorporated herein by reference. NAVITAIRE further agrees that it will complete and return such forms and respond to such inquires as the Customer may provide or ask, at Customer's expense, in connection or related to NAVITAIRE's being or use of small, HUBZone, small disadvantaged, and women-owned small businesses for the services under this Agreement and otherwise.

4	Customer Obligations

4.1	General Obligations. Customer shall comply with the obligations set forth herein including, but not limited to, those set forth in Exhibits A, B, F, G, H and J.

4.2
Access and Cooperation. Customer will provide NAVITAIRE with access to and use of its data, internal resources, and facilities, and shall otherwise cooperate with NAVITAIRE as reasonably required by NAVITAIRE, in connection with the implementation and provision of Hosted Services. NAVITAIRE will reasonably coordinate such requirements with Customer.

4.3
Notice of Increased Usage and Hosted Services Processing Capacity. NAVITAIRE'S Hosted Services capacity available to Customer is based on a calculation of three (3) times the volume of Passengers Boarded listed as Monthly Minimum Passengers Boarded Guarantees, as defined in Exhibit A, Section 8.1 that result divided by two hundred forty (240) business hours in the month (based on twenty (20) business days times twelve (12) business hours per day) to equal the number of peak hour Segment bookings per hour during a calendar month. Correspondingly, the peak hour capacity available to Customer for "Availability Requests" is three (3) times the Look to Book ratio as outlined in Exhibit A, Section 8.1. NAVITAIRE will not be obligated to fulfill service level parameters, as outlined in Exhibit A, Section 9 and Exhibit F, Section 9, when Customer's volume exceeds the peak hour capacity as defined in this paragraph, but will make commercially reasonable efforts to do so.

Costumer agrees to use commercially reasonably efforts to provide NAVITAIRE, on a confidential basis and according to a NAVITAIRE pre-defined process, at least thirty (30) days advance written notice of any marketing initiatives, acquisitions, alliances, schedule changes, or promotions that may materially increase Customer's usage of the Hosted Services or otherwise adversely impact the Hosted Services System performance. Examples of this are: free ticket/$0 fare promotions, new hub announcements, significant additional aircraft purchases, etc. For the purposes of this Section, increases that may adversely impact the Hosted Services are defined as increases that generate a response greater than the peak hour capacity as defined in this paragraph. NAVITAIRE will work with the Customer to attempt to reasonably provide additional capacity. If Customer requires additional capacity above three (3) times the peak hour Segment bookings per hour for bookings and/or Availability Requests, NAVITAIRE will provide a quote to Customer based on the requirements and scope desired, and the timeline on which such additional capacity can be made available to Customer.
NAVITAIRE provides Customer with completed travel historical data storage capacity equal to                                                                Three (3) months of historical PNR level booking activity detail available on-line and accessible from the Hosted System interfaces. Data storage requirements in excess of three (3) months are included as an additional service for the fees as outlined in Exhibit A Section 8.1.4.

4.4
Annual Segment Forecast Update. Customer agrees to provide NAVITAIRE each October with preliminary projected annual segment volume forecast for the following year, and will provide more accurate projections when a board-approved plan is available. NAVITAIRE will use Customer's segment forecast for business planning purposes for providing Hosted Services. It is acknowledged that such projections will not be binding on Customer and are intended for planning purposes only.

4.5
Customer Contacts. Customer initially designates the person set forth in Exhibit D, Section 2 as the Customer Account Liaison, being the primary authorized contact for account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services. Customer further initially designates the person(s) set forth in Exhibit D, Section 5 as the Customer Authorized Support Contact(s), being the authorized contact(s) to utilize the telephone support and Internet technical support system. Customer will ensure that all Customer Authorized Support Contact(s) will have received adequate training on the Hosted Services. Customer may change their designated Customer Account Liaison or Customer Authorized Support Contact(s) by written notice to NAVITAIRE, where such changes may be made on a temporary basis in Customer's discretion.

4.6	Omitted.

4.7
Use by Customer. Hosted Services and Confidential Information of NAVITAIRE are for the sole and exclusive use of Customer. Customer may, however, permit agents hired by Customer or Customer's subcontractors and their employees to access the Hosted Services solely for the purpose of procuring Hosted Services for and on behalf of Customer; provided that: (a) Customer will be responsible for ensuring such agents and subcontractors comply with the terms hereof, including confidentiality obligations; and (b) such agents and subcontractors are not competitors of NAVITAIRE, it being acknowledged that Customer may reveal a mutually agreed redacted copy of this Agreement to such agents as reasonably required in connection with the foregoing. From time to time, at NAVITAIRE's request, Customer shall provide a list of the entities to which such access has been provided and Customer will respond to each such request within fifteen (15) days. Customer will cooperate with NAVITAIRE in investigating any alleged misuse of the Hosted Services. Customer may not transfer any Confidential Information of NAVITAIRE, in any form whatsoever without the prior written consent of NAVITAIRE, except as reasonably required to use the Hosted Service as permitted under the foregoing, provided that in no event may Confidential information be shared with direct competitors of NAVITAIRE. Any transfer of or access to the Hosted Services or Confidential Information of NAVITAIRE in violation of this Section shall constitute a material breach of this Agreement. For purposes of reference, Section 7 contains further terms and conditions regarding Customer's use of the Hosted Services System.

4.8
Training. Except for any initial training provided by NAVITAIRE as described in Exhibits A, B, F, G, H and J, Customer will be responsible for training its employees and authorized agents and subcontractors in the use of Hosted Services including, but not limited to, use of any new functions or Enhancements.

4.9
Telecommunications and Equipment. Unless otherwise specified in Exhibits A, B, F, G, H or J, Customer shall be responsible for all telecommunication dedicated, dial-up, or wireless circuits used by Customer in connection with the transmission of data between the Hosted Services System and the Customer's site(s). Customer shall provide, install, and operate compatible hardware and communications equipment, which meets NAVITAIRE required specifications as listed In Exhibits A, B, F, G, H and J, necessary for connecting to the Hosted Services System. Customer is required to have Internet access and Internet electronic mail capability in order to communicate with NAVITAIRE support. Customer agrees to order all required circuits it is responsible for within five (5) days of execution of this Agreement. In the event that the Target Date is greater than ninety (90) calendar days following the Effective Date of this Agreement, Customer may order all required circuits at a later date but no less than ninety (90) calendar days prior to the Target Date. The data circuits must be of capacity sufficient to accommodate all Hosted Services and meet any defined Service Levels.

4.10
Acknowledgment. Customer agrees to include the Powered by Navitaire® Mark (the "Mark") in any and all media products accessing or otherwise utilizing the Hosted Services System under the terms and conditions set forth in Exhibit E of this Agreement.

5	Term and Termination

5.1
Term. Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on the Effective Date and continue for an Initial Term of ten (10) years following the Target Date for the respective Hosted Services. This Agreement will renew automatically for two (2) additional one (1) year renewal terms unless one party provides written notice of termination to the other party at least one hundred and eighty (180) calendar days prior to the end of the initial or any renewal term.

NAVITAIRE may increase the Service Fees payable by Customer with respect to any renewal term; provided that NAVITAIRE gives Customer written notice of such increase in Service Fees at least three hundred (300) calendar days prior to the end of the then current term, but otherwise the terms hereof shall likewise apply to each renewal term.

5.2	Termination for Cause

5.2.1	This Agreement may be terminated as follows: (a) by a party upon written notice to the other party in the event of material breach of the terms hereof by the other party which is not cured within thirty (30) calendar days of written notice thereof, provided, however, that for breaches that cannot be cured within thirty (30) days such cure will be deemed made provided that the breaching party initiates efforts to remedy the breach within said thirty (30) days according to a written plan provided to and acceptable to the non-breaching party and continues in good faith with that remedy; (b) by NAVITAIRE upon written notice to Customer, if Customer fails to pay any amount due hereunder and not in dispute within [***] calendar days of the due date, NAVITAIRE provides written notice of such failure to Customer (which notice also constitutes the notice described in Section 6.5), and within [***] calendar days of delivery of such written notice such amount remains unpaid; or (c) as contemplated by Section 8.1. In addition, Customer may terminate this Agreement upon written notice to NAVITAIRE as contemplated by Sections 9.8.2 of Exhibits A and F if applicable.

5.2.2	NAVITAIRE shall not be in material breach if its failure to perform hereunder is due to problems caused by Customer software and associated data, or by Customer hardware other than that is specifically supported by NAVITAIRE or other equipment failures for hardware or other equipment failures not maintained by NAVITAIRE.

5.2.3	If Customer terminates due to material breach by NAVITAIRE, NAVITAIRE will provide Customer with duplicates of electronic media such as magnetic tapes or CDs of Customer's database, which will be provided in the Standard Data Extract format for PNRs and Hosted Reservation Services standard file formats for schedule and Hosted Revenue Management Services historical data.

5.2.4	If NAVITAIRE terminates due to Customer's material breach, Customer will pay NAVITAIRE a sum of (i) the aggregate of the Minimum Monthly Guarantee(s) set forth in Exhibit A, Section 8.1 that Customer would otherwise have paid for each month until the expiration of the Agreement calculated on a net present value using LIBOR rate in effect at time, and (ii) any reasonable attorneys' costs that NAVITAIRE incurs as a result of Customer's material breach and subsequent termination. NAVITAIRE will, upon Customer's request and at reasonable expense to Customer, provide Customer with duplicates of electronic media such as magnetic tapes or CDs of Customer's database.

5.3	Termination for Convenience
Upon the seventh anniversary of the live production use of the Host Reservation Services and for a period of thirty (30) days thereafter, Customer may terminate this Agreement if the following have occurred:

(a)	In the [***] prior to the [***] anniversary customers representing more than fifteen (15) of the then current Navitaire Hosted Reservation Services Customers migrate to competitor solutions excluding Customers that are merged or acquired by other airlines and excluding those airlines who have already served NAVITAIRE a notice of termination at the effective date of this Agreement. For the purposes of this calculation, only airlines carrying greater than 1,000,000 passengers per year shall be considered; and

(b)	if NAVITAIRE measures:
(i) a [***] or higher reduction in year over year new reservation customer signings as averaged over each of the previous [***] years measured separately, or
(ii) Navitaire has [***] new reservations customer signings in [***] consecutive years.
For example [***] and

(c)	upon such (180) one hundred eighty calendar days written notice to NAVITAIRE.
NAVITAIRE shall notify Customer in writing promptly upon becoming aware of the occurrence of the event described in paragraph (a) or (b) above. Upon any such termination, NAVITAIRE will, upon Customer's request at NAVITAIRE's cost, immediately return to Customer or, at Customer's option, destroy all copies of electronic media such as magnetic tapes or CDs of Customer's database, which will be provided in the Standard Data extract format for PNRs and Hosted Reservation Services standard file formats for schedule and Hosted Revenue Management Services historical data in its possession, custody or control and, in the case of destruction, certify to Customer that it has done so.

5.4
Survival. No termination hereof shall release Customer from its obligation to pay NAVITAIRE in full for all Hosted Services performed by NAVITAIRE up to the date of termination, nor shall it affect any other obligations hereunder which expressly or by reasonable implication is intended to survive termination, including those set forth in Sections 6, 7, 8, 9, 10, and 18.

5.5
Termination Assistance. In anticipation of the termination of this Agreement, except for termination due to Customer's breach, NAVITAIRE, as reasonably requested by Customer, NAVITAIRE will provide reasonable termination and transition assistance to Customer, including participation in meetings with the vendor that will be replacing NAVITAIRE so as to assist in a smooth transition. NAVITAIRE will provide such assistance on a time and materials basis at the rates specified herein.

5.6
Termination for Convenience of Skyledger Hosted Revenue Accounting Service. At any time prior to May 19, 2007 Customer may terminate the provisions of Exhibit G, Hosted Revenue Accounting Services, upon payment of a termination fee and not as a penalty a fee of [***]. In the event that Customer does not exercise this termination for convenience right by May 19, 2007 then the terms and conditions of Exhibit G will be in full force and binding through the full Term of this Agreement.

6	Price and Payment

6.1
Service Fees. In consideration for the provision of Hosted Services by NAVITAIRE as set forth in this Agreement, Customer will pay NAVITAIRE the Service Fees as set forth in Exhibit A, Section 8, Exhibit B, Section 9, Exhibit F, Section 10, Exhibit G, Section 9, Exhibit H, Section 9 and Exhibit J, Section 9, as applicable, and elsewhere in this Agreement.

6.2
Expenses. Customer shall bear all expenses incurred by NAVITAIRE personnel in connection with travel to Customer's site(s) to prepare for and to implement the Hosted Services or to provide training, consulting, support, or other services at Customer's site. Such expenses shall include, without limitation, reasonable and timely coach-class air travel, ground transportation, quality lodging at hotels comparable to those used by Customer for its own flight crews, meals, and incidentals. NAVITAIRE shall, whenever reasonably possible, obtain advance written approval from Customer of applicable travel expenses and Customer may select one if the following options:

(a)	Customer Arranged Travel. Customer may arrange any such flight, ground transportation, lodging, meals and incidentals.

(b)	NAVITAIRE Arranged Travels. For those expenses to which 6.2(a) does not apply, NAVITAIRE will make travel arrangements through the NAVITAIRE corporate travel agency other applicable arrangements.

6.3
Payment Terms. All payments made under this Agreement shall be made in United States dollars either: (a) by electronic funds transfer, prepaid, to the bank account designated on the invoice; or (b) by check drawn on a United States bank and delivered to the address indicated on the invoice. Except where otherwise specifically set forth in this Agreement, all payments under this Agreement are due within thirty (30) calendar days from the NAVITAIRE invoice date. Service Fees as stated in Exhibits A, B, F, G, H and J will be invoiced at the end of each month for the higher of the Service Fees for the Monthly Minimum Passengers Boarded Guarantees listed In the monthly recurring Service Fees, Exhibit A, Section 8 for the Hosted Services for that month or the actual number of Passenger Boarded for that month. Any amounts not paid when due will bear interest at the lesser of: (a) [***] per month; or (b) the maximum rate allowable by law. In addition to any interest charge, any payments due that are more than thirty (30) days late will be subject to an automatic [***] percent late fee. NAVITAIRE may exercise reasonable commercial judgment to change credit or payment terms at any time when, in the sole opinion of NAVITAIRE, Customer's financial condition or previous payment record so warrants.

6.4	Fee Adjustment

6.4.1
Service Fees. During the Initial Term as stated in Section 5.1 hereof, NAVITAIRE will not increase the Service Fees for the Hosted Services functionality specified in Exhibit A, Section 6, Exhibit B, Section 7, Exhibit F, Section 7, Exhibit G, Section 7, Exhibit H, Section 7, and Exhibit J, Section 7.

6.4.2	NAVITAIRE reserves the right to offer a Major Release which may include additional significant enhancements such as APIs, code-share, and GDS Type A connectivity, at an additional charge above the fees described in Exhibits A B, F, G, H and J of this Agreement. Customer has the option of paying such additional charges to enable such functionality or remain with current functionality and Hosted Services and fees as stated in Exhibits A, B, F, G, H and J. In the event that Customer accepts a significant enhancement which will incur additional Service Fees, such fees will be communicated to Customer in advance, in writing, and upon Customer's written acceptance, will be added to the applicable Service Fees.

6.4.3
Support Fees. The Support Fees described in Exhibits A, B, F, G, H and J shall be adjusted annually on January 1 of each year to account for inflation. During the term, if the Employment Cost Index for Professional, Specialty and Technical Occupations, as published by the United States Bureau of Labor Statistics of the Department of Labor ("ECI"), shall, commencing the first January 1 following the Effective Date, on any January 1 (the "Current Index") be higher than the ECI twelve (12) months prior thereto, (the "Base Index"), then, effective as of such then current January 1, the Support Fees then in effect shall be increased by the percentage that the Current Index increased from the Base Index. In such event, NAVITAIRE shall provide to Customer a recalculation of the affected amounts. If the Bureau of Labor Statistics ceases the publication of the ECI or substantially changes or alters the content and format of the ECI, then NAVITAIRE may substitute another comparable measure published by a mutually agreeable source. If such change is merely to redefine the base year for the ECI from one year to another year, Customer and NAVITAIRE shall continue to use the ECI but shall, if necessary, convert either the Base Index or the Current Index to the same basis as the other by multiplying such index by the appropriate conversion factor. In no event will the increase for Support Fees exceed [***] in any one year period.

6.4.4
Material Change. If there is a material change in the environment affecting the cost of operation or market price of airline reservation systems then, at the time of the seven year anniversary of the agreement, both parties agree to, in good faith, review the commercial details of this agreement for the remaining 3 year period with the objective of mutually agreeing any changes to the commercial details of this agreement for the remaining 3 year period in order to reflect such material change.

6.4.5	Notice. NAVITAIRE shall give Customer not less than ninety (90) days prior written notice of any changes to any Service Fees or Support Fees.

6.5
Failure to Pay. If Customer fails to pay any sum not in dispute within thirty (30) calendar days of the date due, NAVITAIRE may provide written reminder notice of such failure to Customer (this notice also constitutes the notice described in Section 5.2.1(b)). If, within ten (10) calendar days of delivery of such written notice such sum remains unpaid, NAVITAIRE may, without breach of this Agreement, discontinue performing under this Agreement until all due but unpaid payments are received.

6.6
Taxes. Customer shall pay, or if NAVITAIRE so requires reimburse NAVITAIRE for, for all taxes in connection with this Agreement including, but not limited to, sales, use, excise, value-added, goods and services, consumption, and other similar taxes or duties. Should any payment for service, product or technology provided by NAVITAIRE be subject to withholding tax by any government, Customer shall reimburse NAVITAIRE such withholding. Each Party shall provide and make available to the other Party any resale, exemption, multiple points of use certificates, treaty certification and other exemption information reasonably requested by the other Party. If Customer shall pay any tax incurred in connection with this Agreement; Customer agrees to remit to NAVITAIRE within 30 days of issue, tax documents which support the payment of such taxes. Customer agrees to reimburse and hold NAVITAIRE harmless from any deficiency (including penalties and interest) relating to taxes that are the responsibility of Customer under this paragraph. Each party shall be responsible for taxes based on its own net income, employment taxes of its own employees, and for taxes on any property it owns or leases. For purposes of this Agreement, taxes shall include taxes incurred on transactions between and among NAVITAIRE and its Affiliates.

6.7
Invoice Disputes. In the event of any good faith dispute with regard to a portion of an invoice, the undisputed portion shall be paid as provided in this Agreement, and Customer shall promptly send a written statement of exceptions to NAVITAIRE for the disputed portion. Upon resolution of the disputed portion, any amount owed lo NAVITAIRE shall be paid with interest at the rate above, which shall accrue from the date that these amounts were originally due.

7	License, Title, Modifications, and Covenants

7.1
License. NAVITAIRE will grant access to Customer to the Hosted Services System as is necessary to use such System to obtain the Hosted Services in accordance with NAVITAIRE policies and procedures, and subject to Section 7.2 of this Agreement, NAVITAIRE hereby grants Customer a non-exclusive, non-transferable, worldwide license to use the Hosted Services System to the extent of the access provided during the term of this Agreement solely for the purposes of obtaining Hosted Services in accordance herewith.

7.2
Title. Subject to Sections 7.1 and 7.3 of this Agreement, NAVITAIRE hereby retains all of its right, title, and interst in and to the Hosted Services System, and copyrights, patents, trademarks, service marks, design rights (whether registered or unregistered), trade secrets, know-how, expertise, and all other similar proprietary rights associated therewith ("Intellectual Property Rights") and/or which are developed in connection with this Agreement, irrespective of whether developed by NAVITAIRE individually or by NAVITAIRE and Customer jointly (the "NAVITAIRE Property"), which shall include without limitation: (a) the source code of software included in the NAVITAIRE Property, where applicable; and (b) all modifications, extensions, upgrades, and derivative works of the NAVITAIRE Property. In confirmation of NAVITAIRE'S right, title and interest in the NAVITAIRE Property as set forth in the preceding sentence of this Section 7.2, Customer hereby assigns to NAVITAIRE all of its right, title and interest in and to the NAVITAIRE Property. Likewise, Customer retains all rights and interests in its Intellectual Property Rights, including, without limitation, all data placed in the Hosted Services Systems in connection herewith by it, its agents and customers.

7.3	Modifications

7.3.1
By NAVITAIRE. Without prejudice to Section 6.4 or any other provision of this Agreement, NAVITAIRE may upgrade, modify and replace the Hosted Services System or any part thereof at any time during the term of this Agreement, provided that:

(a)	NAVITAIRE notifies Customer at least sixty (60) days prior to implementation of any upgrades or replacements of the Hosted Services System which is likely to materially alter the delivery of Hosted Services. NAVITAIRE shall use reasonable commercial efforts to (i) provide Customer with training materials (ii) make recommendations in respect of new hardware or software to be purchased by Customer;

(b)	all upgrades and replacements which might reasonably be expected to materially alter the delivery of Hosted Services are scheduled for implementation as reasonably required and mutually agreed by NAVITAIRE and Customer; and

(c)	with introduction of any upgrades or replacements, NAVITAIRE maintains the comparable level of services.
Nothing in this Section 7.3.1: (i) releases NAVITAIRE from providing Hosted Services under the terms and conditions of this Agreement; or (ii) obligates NAVITAIRE to upgrade or replace the Hosted Services System at any time. It is the intention of NAVITAIRE to make available and provide Support Centre Support in respect to the most current version, or the latest version "minus one", of any software included in the Hosted Services System, however, NAVTAIRE reserves the right to require Customer to utilize the then most current version if it can be demonstrated that the most current version resolves an identified deficiency existing in the "minus one" version, provided that Customer must always be using either the current version or "minus one" version.

7.3.2
By Customer. Customer shall not reverse engineer, disassemble, decompile, unlock, copy, alter, modify, change, create derivatives of or in any other way reproduce or use any of the software code, programs, or components of the Hosted Services System, provided that:

(a)	Customer may use APIs and limited source code provided by NAVITAIRE from time to time for such purpose as part of Hosted Reservations Services solely to configure the Configurable Templates for use as a part of such Services; and

(b)	Without prejudice to the rights of Customer in its trademarks and services, Customer shall have no right following termination of this Agreement to use the Configurable Templates or any configurations thereof, or any APIs or source code provided by NAVITAIRE, or any modifications, changes or derivatives thereof created, in any such case whether created by or for Customer or otherwise, all of which are hereby assigned by Customer to NAVITAIRE as contemplated by Section 7.2.

7.4	Covenants. Customer hereby covenants and agrees that:

(a)	the NAVITAIRE Property may be used by NAVITAIRE and its affiliated companies to facilitate delivery of services to other customers; and

(b)	Customer shall not access or use any APIs embedded in the Hosted Services System except as authorized by NAVITAIRE and in connection with the Hosted Services; and

(c)	Except as set forth in Section 4.7 of this Agreement, Customer will allow no person access to Hosted Services or use the Hosted Services System absent a written agreement signed by NAVITAIRE.

7.5	Mutual Covenants. Each party represents and warrants to the other party that as of the Effective Date of this Agreement:

(a)	it has the requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement; and

(b)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement shall not constitute a material default under any material contract by which it or any of its material assets are bound, or an event that would, with notice of lapse of time or both, constitute such a default.

7.6	Compliance With Laws

7.6.1	Notwithstanding any other provision of this Agreement to the contrary other than Section 7.6.2 below, each party will retain responsibility for its compliance with all applicable laws and regulations relating to its respective business and facilities and the provision of services to third parties. In performing their respective obligations under this Agreement, neither party will be required to undertake any activity that would violate any applicable laws or regulations.

7.6.2	Notwithstanding any other provision of this Agreement:

(a)	Each party shall retain responsibility for its compliance with all applicable export control laws and economic sanction programs relating to its respective business, facilities, and the provision of services to third parties.

(b)	NAVITAIRE shall not be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, software, services and/or technical data that may be prohibited by applicable export control or economic sanctions if performed by NAVITAIRE.

(c)	Applicable export control or economic sanctions programs may include U.S. export control laws such as the Export Administration Regulations and the International Traffic in Arms Regulations, and U.S. economic sanctions programs that are or may be maintained by the U.S. Government, including sanctions currently imposed against Belarus, Burma (Myanmar), Cuba, Iran, Ivory Coast, Liberia, North Korea, Sudan, Syria and Zimbabwe, as well as Specially Designated Nationals and Blocked Persons programs. NAVITAIRE and Customer will comply with U.S. export control and U.S. economic sanctions laws with respect to the export or re-export of U.S. origin goods, software, services and or technical data, or the directed product thereof.

(d)	Prior to providing NAVITAIRE any Hosted Services and/or technical data subject to export controls, Customer shall provide written notice to NAVITAIRE specifying the nature of the controls and any relevant export control classification numbers.
It shall be the sole discretion of NAVITAIRE to refrain from being directly or indirectly involved in the provision of goods, software, services and/or technical data that may be prohibited by applicable export control laws or economic sanctions programs.

8	Indemnification

8.1
Rights to Indemnification. Each party shall defend the other party from any third party claims that any product, service, information, materials or other item provided by such party under this Agreement infringes any presently existing third party patent or copyright; and indemnify such party for any damages awarded in relation to such claim; provided that, however, a party shall have no defense or indemnity obligation under this Section 8.1 to the extent any such infringement results from: (a) the use of any software provided by the party seeking indemnification in combination, operation or use with software or hardware not provided by such indemnifying party; provided that, however, such exclusion shall not apply to the use by the Customer of the Hosted Services System in connection with the hardware and software identified on the applicable Exhibit hereto; (b) the use of any Hosted Services System in a modified state which was not authorized by the indemnifying party; or (c) use of a version of the software included in the Hosted Services System without having implemented all of the updates within a reasonable period after such updates were provided by the indemnifying party and the indemnifying party was advised that such update was intended to address an alleged infringement. Without limiting the foregoing indemnification obligations, if any product, service, information, material or other item of the indemnifying party is, or in the indemnifying party's opinion is likely to be held to be, an infringing material, then the indemnifying party will, at its option: (a) procure the right to continue using it; (b) replace it with a non-infringing equivalent acceptable to the other; (c) modify it to make it non-infringing in a fashion acceptable to the other; or (d) if none of the foregoing can be accomplished in a commercially reasonable manner, cease using, and require the indemnified party to cease using such item, and if such cessation renders it impractical to continue the contractual relationship contemplated hereby, either party may also terminate this Agreement. The foregoing remedies constitute the indemnified party's sole and exclusive remedies and the indemnifying party's entire liability with respect to infringement.

8.2	Except for claims covered by Section 8.1, Customer agrees to indemnify and hold NAVITAIRE harmless from third party claims arising out of Customer's use of the Hosted Services and reimburse NAVITAIRE for all expenses (including counsel fees and court costs) incurred by NAVITAIRE in connection with such claim.

8.3
Notice and Control of Action. A party seeking indemnification in respect of any actual or potential claim or demand shall notify the other party within ten (10) business days after it receives written document relating to such claim. The indemnifying party shall have no obligation to indemnify the other party to the extent such other party fails to give the notice within the specified period set forth in the preceding sentence and such failure materially prejudices the indemnifying party. The indemnifying party shall have the right, at its sole cost, expense, and liability, to appoint counsel of its choice and to litigate, defend, settle or otherwise attempt to resolve any such claim, provided that the indemnified party shall have the right to consent to any settlement, which consent will not be unreasonably withheld.

9	Confidential Information

9.1
Notification. "Confidential Information" means for each party hereto any information, in any form, including, without limitation, written documents, oral communications, recordings, videos, software, databases, business plans, and electronic/magnetic media, received or observed by that party pursuant to this Agreement and provided by/through and/or belonging to the other party as well as the terms of this Agreement, excepting information specified in Section 9.3. The fees payable under, and the material terms of, this Agreement are agreed to be Confidential Information of each party, but may be disclosed as reasonably required in connection with audits of each party pursuant to Section 3.2.

9.2
Use and Protection of Information. Confidential Information may be used by the receiving party only in furtherance of the transactions contemplated by this Agreement, and only by those employees of the receiving party and its agents or subcontractors who have a need to know such information for purposes related to this Agreement, provided that such agents or subcontractors have signed separate agreements containing substantially similar confidentiality provisions (provided, however, that such separate agreement will not be required of those having an independent duty of confidentiality, e.g., counsel, auditors, and accountants acting in those capacities). The receiving party and its agents and subcontractors shall protect the Confidential Information of the disclosing party by using the same degree of care (but not less than a reasonable degree of care) to prevent the unauthorized use, dissemination, or publication of such Confidential Information as the receiving party uses to protect its own confidential information of a like nature and value. The duty hereunder will survive while such information remains Confidential Information. Notwithstanding anything to the contrary herein, each party acknowledges and agrees that the other may, upon the other party's written consent, not to be unreasonably withheld share the terms of this Agreement as reasonably necessary in connection with the due diligence commonly associated with major transactions.

9.3
Exclusions. Nothing in this Agreement shall prohibit or limit either party's use of information which it can demonstrate by written evidence was: (a) previously known to it without obligation of confidence; (b) independently developed by it; (c) acquired by it from a third party which is not, to its knowledge, under an obligation of confidence with respect to such information; (d) which is or becomes publicly available through no breach of this Agreement.

9.4
Subpoena. In the event a receiving party or its agents or subcontractors receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other party, the receiving party shall provide prompt notice to the other of such subpoena or other process, unless doing so violates applicable law. The receiving party, its agents or subcontractors, as the case may be, shall thereafter be entitled to comply with such process to the extent required by law. If a party or its agents and subcontractors is served with a subpoena or other validly issued administrative or judicial process in relationship to the matters contemplated hereby and arising from a proceeding in which the other party is a defendant and the served party, its agents and subcontractors, is not, such other party shall pay all the reasonable out-of-pocket expenses of the served party, its agents and subcontractors, associated with such subpoena or other administrative or judicial process.

9.5
Privacy of Information. NAVITAIRE agrees to comply with all applicable member state laws implementing EU Directive 95/46/EC as a Data Processor and all applicable United States laws regarding the privacy and confidentiality of information it receives under this Agreement. If the Customer requires that NAVITAIRE comply with other data protection acts, Customer must supply a copy of such act for NAVITAIRE's review prior to signature of this Agreement, and, if accepted by NAVITAIRE, the parties shall enter into a data protection addendum to this Agreement in relation to it.

9.6
Injunctive Relief. Notwithstanding Section 19 hereof, it is agreed that either party will have the right to injunctive relief to enforce the provisions of this Section 9 or to bar its breach and that such relief may be sought in any court of competent jurisdiction, which will, without limitation, be deemed to include the courts of New York.

10	Disclaimers and Limitations
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT:

10.1	EXCEPT FOR AMOUNTS DUE BY CUSTOMER IN THE ORDINARY COURSE, THE AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES TO CUSTOMER, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED USD $200,000, PROVIDED, HOWEVER, THAT THE FOREGOING LIMIT WILL NOT APPLY TO LIABILITIES ARISING UNDER SECTION 8, ARISING AS RESULT OF A PARTY'S GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT;

10.2	NAVITAIRE HEREBY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS BASED ON THE USE OR POSSESSION OF ANY PRODUCT, SERVICE OR RELATED MATERIALS PROVIDED UNDER THIS AGREEMENT BY NAVITAIRE; NAVITAIRE HEREBY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS BASED ON THE USE OR POSSESSION OF ANY PRODUCT, SERVICE OR RELATED MATERIALS PROVIDED UNDER THIS AGREEMENT BY NAVITAIRE. THE FOREGOING SHALL NOT LIMIT THE APPLICABILITY OF ARTICLE 8.

10.3	NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES OF ANY KIND, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND

10.4	IT IS AGREED THAT THERE ARE NO INTENDED THIRD PARTY BENEFICIARIES OF THIS AGREEMENT.

10.5	THE LIMITATIONS SET FORTH IN SECTIONS 10.1, 10.2 AND 10.3 ABOVE SHALL NOT APPLY TO LIABILITY FOR DEATH, PERSONAL INJURY OR DAMAGE TO TANGIBLE PERSONAL PROPERTY.

10.6	At all times during the term of this Agreement, each party will carry and maintain in full force and effect comprehensive general liability insurance for bodily injury including personal injury and property damage and automobile liability coverage for owned and non owned vehicles with a combined single limit of liability of not less than two million dollars ($2,000,000). Prior to the commencement of performance under this Agreement, each party agree to furnish to the other with certificates evidencing that such party has the insurance required under this provision. Neither party is required to obtain insurance for the benefit of the other party, and each party shall pay all costs and receive all benefits under policies arranged by it. Each party waives rights of subrogation it may otherwise have regarding the other party's insurance policies, including but not limited to property insurance, business interruption insurance, and other first-party insurance
THE FOREGOING STATES THE ENTIRE LIABILITY OF EACH OF NAVITAIRE AND CUSTOMER WITH REGARD TO THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES HEREUNDER. THE LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 10 ARE A FUNDAMENTAL PART OF THE BASIS OF NAVITAIRE AND CUSTOMER'S BARGAIN HEREUNDER, AND NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS.

11	Acquisitions and Mergers

11.1
Change in Control. In the event that Customer is merged with or comes under common control with a third party when such third party or the party controlling both is party to an agreement for services or provides services itself that would be duplicative of those provided hereunder, the parties will negotiate in good faith to continue, modify and/or terminate this agreement to avoid/end such duplication recognizing the costs Navitaire has incurred to establish facilities and implement systems and software to provide the services hereunder.

12	Publicity

12.1	Customer's purchase and use of the Hosted Services will be deemed to constitute Customer's permission, during the term hereof only, for NAVITAIRE to use Customer as a reference in marketing these services including NAVITAIRE's right to use Customer's "tailfin" shape ("Talfin") for that purpose unless Customer specifically revokes this permission in writing.

12.2	The Tailfin must stand alone and will only be displayed with other such marks in a fashions that is reasonably comparable.

12.3	NAVITAIRE shall not combine the Tailfin with any other feature including, but not limited to, other tailfins or logos, words graphics, photos, slogans, numbers, design features, or symbols.

12.4	Individual graphic elements of the Tailfin may not be used as design features on any of NAVITAIRE's products.

12.5	The Tailfin is an official trademark and/or service mark of Customer and shall at all times remain the property of Customer. The Tailfin includes graphic elements and accompanying words. The Tailfin shall always be expressed as an integrated whole.

12.6	Customer may chance the Tailfin or substitute a different tailfin at any time; provided however that Customer provides ninety (90) days prior written notice thereof to NAVITAIRE.

12.7	Customer reserves the right to conduct spot checks on the travel product to ensure compliance with this policy.

12.8	NAVITAIRE must correct any deficiencies in the use of the Tailfin within ten (10) business days after receiving notice from Customer.

12.9	All rights not expressly granted are reserved by Customer. NAVITAIRE acknowledges that nothing herein shall give it any right, title or interest in the Tailfin or any part thereof, other than the license rights granted herein.

12.10	NAVITAIRE agrees that it will not at any time dispute or contest (a) the validity of the Tailfin as a trademark or service mark or any registrations thereof, whether now existing or hereafter obtained; (b) the exclusive ownership by Customer, its successors or assigns, of the Tailfin or of any registrations of the Tailfin, whether now existing or hereafter obtained; (c) the exclusive ownership by Customer of the present and future goodwill of the business pertaining to the Tailfin; or (d) Customer's right to grant to NAVITAIRE the rights and privileges conferred by the foregoing license.

12.11	NAVITAIRE shall not assign, transfer or sublicense any right granted herein in any manner without the prior written consent of Customer.

12.12	NAVITAIRE may not use the Tailfin in any way as an endorsement or sponsorship of its products by Customer.

12.13	NAVITAIRE shall not use the Tailfin in any manner that disparages Customer or its products or services, infringes any Customer intellectual property or other rights, or violates any state, federal or international law

13	Relationship of the Parties
The relationship of the parties under this Agreement is and at all times shall remain that of independent contractors. Nothing in this Agreement or the attached Exhibits shall be construed to create a joint venture, partnership, franchise, employment or agency relationship between the parties to this Agreement, and accordingly, neither party shall represent itself as having, nor does either party have, the right, power, or authority to bind or otherwise create any obligation or duty, express or implied, on behalf of the other party in any manner whatsoever.

14	No Assignment
Neither party to this Agreement shall have the right to assign this Agreement or any right or obligation hereunder, whether by operation of law or otherwise, without the prior written consent of the other party.

15	Force Majeure
Neither party shall be responsible for any failure to fulfill its obligations hereunder due to causes beyond its reasonable control, including without limitation acts or omissions of government or military authority, acts of God, shortages of materials, transportation delays, fires, floods, diseases, labor disturbances, riots, or wars provided that it gives prompt notice to the other of its invocation of this provision and make diligent efforts to resume its performance despite such force majeure. For purpose of clarification, Customer acknowledges, in the event that recommendations are issued by: (i) NAVITAIRE's parent company "Global Watch Program"

(Accenture LLP program which functions as an advisor for the safety of its people); or (ii) the competent relevant authorities such as the U.S. Department of State for US citizens (www.travel.state.gov), or (iii) the corresponding governmental body for employees of other nationalities to avoid or leave the country in which the project is located (the "Country"), NAVITAIRE, in accordance with its policies for the protection of employees, may choose to remove personnel from the Country or to not allow employees to travel to the Country. Such event, if it prevents NAVITAIRE from performing substantially its undertaking hereunder, shall be considered as an event of Force Majeure.

16	Notices
All notices and communications that are permitted or required under this Agreement shall be in writing and shall be sent to the address of the parties as set forth immediately below, or such other address as the representative of each party may designate by notice given in accordance with this Section. Any such notice may be delivered by hand, by overnight courier or by facsimile transmission, and shall be deemed to have been delivered upon receipt.
As of the date of this Agreement, the addresses of the parties are as follows:

	CUSTOMER	NAVITAIRE
Attention:	Controller	Controller
Address:	2800 Executive Way Miramar, FL 33025	901 Marquette Avenue, Suit 1600, Minneapolis, MN 55402-3210
Telephone:	(954) 447-4853	(612) 317-7000
Fax:	(954) 447-7967	(612) 317-7075

17	Waiver
Neither party's failure to exercise any of its rights under this Agreement shall constitute or be deemed to constitute a waiver or forfeiture of such rights.

18	Third Party Access
NAVITAIRE has enabled features in its Hosted Services to allow customers and third parties to access the Hosted Services and to modify certain NAVITAIRE products and applications, using software products and applications not developed by NAVITAIRE. Should there be a failure of a software product or application not developed by NAVITAIRE, or should such software product or application cause NAVITAIRE Hosted Services to fail or to be adversely impacted, NAVITAIRE shall use reasonable commercial efforts to mitigate such failure or adverse impact and may, at its sole discretion, disable the offending software product or application and/or, deny access to NAVITAIRE Hosted Services,. Customer shall be liable for all direct damages incurred by NAVITAIRE in such circumstance. Software products and applications or modification to software products or applications not developed by

NAVITAIRE that fail or cause NAVITAIRE Hosted Services to fail shall also suspend any Service Levels in this Agreement or other commitments previously agreed between the parties. The parties shall mutually agree on a written procedure that outlines NAVITAIRE's acceptance of software products and applications not developed by NAVITAIRE.

19	General

19.1
Entire Agreement and Amendments. This Agreement and its Exhibits constitute the entire agreement between NAVITAIRE and Customer, and supersede any prior or contemporaneous communications, representations, or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party. Without limiting the foregoing, both parties acknowledge that each may use preprinted forms, invoices, and/or other forms as it deems fit. The parties agree that, in the event of conflict between the text of such a form and this Agreement, the terms and conditions of this Agreement will prevail. No additional or different terms contained in any such form will be of any force or effect.

19.2	Headings. The headings in this Agreement are for the convenience of the parties only and are in no way intended to define or limit the scope or interpretation of the Agreement or any provision hereof.

19.3	Applicable Law. This Agreement is made under and shall be construed in accordance with the law of the state of New York without giving effect to that jurisdiction's choice of law rules.

19.4	Severability. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected.

19.5
Dispute Resolution. Any dispute between the parties with respect to interpretation of any provision of this Agreement or with respect to performance by NAVITAIRE or Customer shall be resolved as specified in this Section 19.5.

19.5.1	Upon the request of either party, each party will appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such dispute. The designated representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding.

19.5.2	If the designated representatives do not resolve the dispute within thirty (30) days after the request to appoint a designated representative is delivered to a party, then the dispute shall escalate to the Vice President, Customer Operations of NAVITAIRE and the Chief Financial Officer of Customer, for their review and dispute shall be placed in a mutually agreed escrow account and held there pending resolution of the dispute. All other applicable fees not affected by the dispute are due as specified within this Agreement.

19.5.3	If the dispute is not resolved by the parties under Section 19.5.1 or 19.5.2, the parties may initiate formal proceedings. With the sole exception of an action seeking only injunctive relief for a breach hereof, any controversy or claim arising out of or relating to this Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in New York, New York by one arbitrator in accordance with the Rules of Commercial Arbitration of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof.

19.5.4	The parties hereby agree that if any dispute or controversy proceeds to arbitration, the arbitrator appointed pursuant to Section 19.5 shall award the prevailing party its costs, including reasonable attorneys' fees and costs, to the degree of such prevailing party's success.

19.5.5	The parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved; provided, however, if the dispute is regarding nonpayment by Customer, NAVITAIRE shall not be required to continue performance of its obligations: (a) unless Customer continues to pay all disputed amounts to NAVITAIRE or to an escrow account structured by agreement of the parties; or (b) if the continuing provision of services to Customer in the absence of receipt by NAVITAIRE of the disputed payment poses a material financial burden on NAVITAIRE.

19.6	Exhibits. The Exhibits attached and listed below are part of this Agreement:

•	Exhibit A: Hosted Reservation Services

•	Exhibit B: Hosted Revenue Management Services - Intentionally Left Blank

•	Exhibit C: NAVITAIRE Contacts

•	Exhibit D: Customer Contacts

•	Exhibit E: Powered by Navitaire® Mark

•	Exhibit F: Hosted Web Services - Intentionally Left Blank

•	Exhibit G: Hosted Revenue Accounting Services

•	Exhibit H: Hosted Operations Management Services - Intentionally Left Blank

•	Exhibit J: Hosted Operations Recovery Services - Intentionally Left Blank

IN WITNESS WHEREOF, NAVITAIRE and Customer, each acting with proper authority, have caused this Agreement to be executed as of the date set forth below.

Signed for and on behalf of		Signed for and on behalf of

CUSTOMER		NAVITAIRE, INC.

By:	/s/ B. Ben Baldanza	By:	/s/ J. Dabkowski
Title:	President & CEO	Title:	Managing Director

Company: Spirit Airlines

Date:	2-28-07	Date:	2-28-07

EXHIBIT A
HOSTED RESERVATION SERVICES
Conflict and Exhaustion of Provisions
In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1	Definitions
As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the "Agreement"), the definition set forth in this Exhibit shall control.

1.1	Authorization Services has the meaning set forth in Section 7.4.1 hereof.

1.2	Availability Request means a single system request for all one way or round trip segments to satisfy a date specific itinerary.

1.3	Change Control has the meaning set forth in Section 9.4.1 hereof.

1.4
CRS/GDS/ARS PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing one or more passenger names and booked Segments which contains at least one Segment booked via a CRS/GDS/ARS using Teletype/Type B connectivity or via a CRS/GDS using Type A/ EDIFACT connectivity.

1.5	Direct Consultation has the meaning set forth in Section 5.5 hereof.

1.6	Executive Review Meeting means a formal meeting attended by Customer, NAVITAIRE and any related third party required, in response to non-compliance to the specified service level measures.

1.7	Executive Sponsors has the meanings set forth in Exhibits C and D.

1.8
Incident Problem Request (IPR) means a Customer reported Hosted Services trouble report and description logged and submitted through the IPR schema in NAVITAIRE's Internet based customer support tool (Remedy).

1.9
Interrupted Service Minutes means, with respect to a given Reporting Period, the total number of minutes during which Hosted Reservation Services are unavailable due to Interrupted Service, excluding Planned Downtime Minutes. This time is tracked by the minute, rounded up to the nearest minute per incident.

1.10	Interrupted Service Report has the meaning set forth in Section 9.6.2 hereof.

1.11	Look to Book Ratio means the numeric result of the number of Availability Requests divided by the number of Book Reservation/End Transaction requests.

1.12	Minimum System Availability Target means the percentage of time in Reporting Period Minutes during a defined Reporting Period that the Hosted Services System will be available.

1.13	Monthly Performance Report has the meaning set forth in Section 9.6.2 hereof.

1.14	Passenger Boarded means a passenger boarding a Customer flight and continuing until their one-way journey is complete.

1.15	Planned Downtime has the meaning set forth in Section 9.2.1(c) hereof.

1.16
Planned Downtime Minutes means, with respect to a given Reporting Period, the total number of minutes in a Reporting Period during which Hosted Reservation Services are unavailable due to: (a) an act or omission of Customer with respect to matters described in Exhibit A, Section 7.1; (b) an event of Force Majeure; or (c) a planned, scheduled, and approved event including Hosted Services System maintenance during which a particular service, upgrade or Hosted Services System routine requires planned Interrupted Service as defined in Section 9.2.1(c). Customer may request the event be rescheduled, providing there is reasonable cause for such a delay. This notification must be made to NAVITAIRE at least twenty-four (24) hours in advance of the scheduled event. Planned Downtime Minutes will be tracked by the minute, rounded up to the nearest minute per incident.

1.17	Reporting Period will be a calendar month. NAVITAIRE Account Manager will measure monthly calculations simultaneous to account reviews.

1.18
Reporting Period Minutes means, with respect to a given Reporting Period, the total number of minutes during such Reporting Period minutes the total number of Planned Downtime Minutes during such Reporting Period.

1.19	Support Centre or Global Support Centre means the NAVITAIRE facility that accepts phone and Internet based Customer support tool service requests related to Hosted Services.

1.20	Scope Analysis has the meaning set forth in Section 3.5 hereof.

1.21
Software Change Request (SCR) means a specific Customer requested enhancement to the Hosted Services System with description logged and submitted through the SCR schema in NAVITAIRE's Internet based customer support tool (Remedy).

1.22	Stabilization Period has the meaning set forth in Section 9.4.6 hereof.

1.23	System Error has the meaning set forth in Section 9.4.4 hereof.

2	Scope of Services
NAVITAIRE will provide certain services and support functions during the term of this Agreement related to the Hosted Reservation Services and related applicable products. Of the available Hosted Reservation Services, Customer has requested the following:

X	New SkiesTM Basic Hosted Reservation and Airport Check-In, which includes:

•	SkySpeed® Call Center Application

•	PNR Management System

•	Reservation Support Tools

•	Schedule Manager

•	Fare and Inventory Management

•	Payment Processing and Settlement

•	Airport Check-In

•	Flight Information Control and Display

•	Agency Billing

•	Configuration and Maintenance Utilities

•	Reporting

•	Internet Based Customer Support Tool

X	SkySales® Internet-Suite, which includes:

•	SkyPartner™

•	SkySeats®

X	Computer Reservation System/Global Distribution System/Airline Reservation System (CRS/GDS/ARS) Type B/ Teletype connectivity, which includes:

•	CRS/GDS/ARS connectivity with Sabre, Amadeus, WorldSpan and Galileo

•	Instant Pay™

NA	Hosted Reservation Services Booking History Files

X	New Skies Booking API Functionality

X	New Skies Check-In API Functionality

X	New Skies Voucher API Functionality

NA	New Skies Hosted Web Check-in

X	Standard Data Extract

3	Implementation Services

3.1
Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Reservation Services to the Customer. Unless otherwise specified, this service does not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of the Customer and must meet the minimum specifications as required by NAVITAIRE.

3.2
Viral Private Network (VPN) Connectivity. If Customer desires to use a virtual private network (VPN) for connectivity to Hosted Reservation Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and any cost which may apply, provided, however, that NAVITAIRE will fully document any cost for which it will seek reimbursement under the foregoing, it being agreed on the additional fee that will apply.

3.3
Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements, for client portion of application as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4
System Integration Services. During the implementation of Hosted Reservation Services and before production use of such services, NAVITAIRE will assist in the assessment of the compatibility of third party hardware and software with the Hosted Services System. The Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. For future integration services, NAVITAIRE will, upon request, provide an estimate, however, any services will be provided on a time and materials basis.

3.5
Scope Analysis. NAVITAIRE will conduct a Scope Analysis to gather information on Customer's desired use of the Hosted Reservation Services and outline functional capabilities of the Hosted Services System. During the Scope Analysis, NAVITAIRE will work with Customer to conduct a business process review that will define the scope of the implementation project. The Scope Analysis deliverable will be a statement of work, which defines project scope, project plan, project schedule, including NAVITAIRE and Customer responsibilities, used to determine the Target Date.

3.6
Customer Site Installation Services. NAVITAIRE will assist Customer with the installation and testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. The Customer shall be responsible for the cost of troubleshooting or connecting the Customer's internal network. Additional technical support for on-site assistance after the initial conversion to production use of the Hosted Reservation Services shall be quoted on a project basis at the request of the Customer using the rates as outlined in Section 8.3 of this Exhibit.

3.7	Initial Training Services. NAVITAIRE will supply the following training and Customer agrees to participate in such training for the Hosted Reservation Services:

3.7.1	Up to a maximum of ten (10) days which may be attended by up to ten (10) Customer employees at the NAVITAIRE offices in Salt Lake City, Utah. If the training is not held at a NAVITAIRE facility, Customer will be responsible for trainer transportation, out-of-pocket expenses, and for providing stable training technical environment. All training will be conducted in English. Topics will include use of SkySpeed, Airport Check-In, Irregular Operations, Flight Scheduling & Fare Maintenance, and Reservations and Supervisory Features. Customer must complete basic computer familiarization and Windows training for all trainees before the initial training.

3.7.2	Up to five (5) days with three (3) NAVITAIRE employees on-site with Customer during cutover to the production Hosted Reservation Services. NAVITAIRE will also provide for a Cutover Priority Help Desk to address Customer's employee questions and issues from airport stations and call center on a 24 hour basis for 5 days. A dry run operational assessment will be performed prior to cut-over. This Cutover Priority Help Desk support can be extended with mutual agreement.

3.7.3	During the first year of the Agreement NAVITAIRE will provide Customer with an onsite supplemental training session for a maximum of five (5) days which may be attended by up to ten (10) Customer employees at the NAVITAIRE offices in Salt Lake City, Utah. If the training is not held at a NAVITAIRE facility, Customer will be responsible for trainer transportation, out-of-pocket expenses, and for providing stable training technical environment. All training will be conducted in English. Topics will include use of SkySpeed, Airport Check-In, Irregular Operations, Flight Scheduling & Fare Maintenance, and Reservations and Supervisory Features. Customer must complete basic computer familiarization and Windows training for all trainees before the initial training.

3.7.4	Customer will be provided an electronic copy of the user reference manual in Adobe Acrobat (PDF) format for download via the NAVITAIRE customer care web site or by CD. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

3.8
Project Reporting. During the course of Implementation Services, the NAVITAIRE Project Manager will provide the Customer with: (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

(a)
Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer each Monday during the provision of Implementation Services. This report will include updated status on the implementation process and an updated project plan. A list of the following week's tasks and goals will be included in the report.

(b)
Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, party responsible, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority:

•
Priority 1 - Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the Target Date completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

•	Priority 2 - High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 - Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•
Priority 4 - Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE's Internet based customer support tool.

•	Priority 5 - Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

(c)
Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with the Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	During the course of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date as requested by the Customer for completion of applicable portions of the Implementation Services. The Target Date for completion of the Implementation Services is no later than November, 2007. NAVITAIRE and Customer will detail dependencies of the project plan, in order to confirm the Target Date achievability.

3.9.2	Beginning on the Effective Date of this Agreement, NAVITAIRE agrees to work with Customer, using commercially reasonable efforts, to plan, coordinate, and to make progress toward completion of the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with the Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services.

3.9.3	Customer understands that the Target Date is subject to change, as such date is dependent on, among other matters, certain third party agreements on behalf of both the Customer and NAVITAIRE. These third party agreements may include, but are not limited to, the following:

•	Airport facility use agreements.

•	All telecommunications and data circuits.

•	Credit card settlement and authorization agreements.

•	Centralized Reservation System/Global Distribution System (CRS/GDS/ARS) agreements and host provider(s) certification process.

•	Data conversion systems.
Customer will immediately establish a primary technical Project Manager contact that will be assigned to interact with the Project Manager appointed by NAVITAIRE. Failure to appoint this individual will jeopardize the delivery of Implementation Services by NAVITAIRE.

3.9.4	Upon completion of the Implementation Services as described in this Exhibit A, Section 3, NAVITAIRE will provide written notification to the Customer Account Liaison named in Exhibit D, Section 2.

3.10	Data Conversion and Import Services

3.10.1
Conversion Services. If Customer has been using a third party reservation system, Customer will be responsible for converting existing reservations data into the required Hosted Reservation Services format. Hosted Reservation Services file format requirements and specifications are available to Customer upon request.

3.10.2
Data Conversion Assistance. If Customer desires assistance with data conversion services from a third party reservation system, NAVITAIRE will review this request, and if accommodated, such assistance will be provided on a time and materials fee basis.

3.10.3	Data Import Services. NAVITAIRE will automatically convert and process the Customer's PNRs into the Hosted Services System. The data conversion process will take place in three steps:

•
Extract. An extract process will retrieve all reservations that have a flight record with an open future travel date. Only complete, or valid, reservations will be extracted from the previous reservation system data file.

•
Conversion. After a 'block' of reservation data is extracted, the corresponding output file will be transferred to the new environment. A data validations routine will perform audits of the data quality.

•
Import. Upon completion of the first extract file of clean data, an import routine will transfer the clean data to the New Skies compliant databases in segmented extracts. While the first is transferring, a concurrent process will commence on the second extract, transfer and import to expedite data transfer.

3.11	Reservations History Capture for Third Party Revenue Management Systems
If Customer is not yet using a revenue management system, or is using a third party revenue management system, additional fees will apply to capture reservations booking history data from Hosted Reservation Services. Applicable charges are outlined in Section 8.4 of this Exhibit A.

4	Data Circuits

4.1
Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication dedicated, dial-up, or wireless circuits used by Customer in connection with the transmission of data between the Hosted Services System and the Customer's site(s), as stated in Section 4.9 of this Agreement.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Reservation data center will be located in Minneapolis, Minnesota, USA.

•	The Customer's primary data center will be located in Detroit (area), Michigan, USA. The Customer will be permitted to move the primary facility upon reasonable notice to NAVITAIRE. Customer will be responsible for any costs incurred by NAVITAIRE due to the move of the Customer's primary facility. The Customer will also be permitted to maintain one or more backup facilities in its discretion at Customer's sole cost.

5	Included Support

5.1
Support Centre Support. NAVITAIRE will include English-speaking Support Centre Support via e-mail, an Internet application, or telephone. An up-to-date version of NAVITAIRE's Support User Guide will be available to Customer on NAVITAIRE's Customer Care web site.

The allotment of hours for included support is for the specified period only and may not be carried forward. Allotted monthly hours of Support Centre Support are not deducted for emergencies, System Error reporting and use of the online support system. All other related hours are deduced in fifteen (15) minute increments with a minimum of fifteen (15) minutes per occurrence. Included Support for Hosted Reservation Services is provided at the following levels:

5.1.1
Initial Support. Included in the first thirty (30) days following the implementation of Hosted Reservation Services, Customer is allotted, at no additional charge, a maximum number of included Support Centre Support hours as described in Exhibit A, Section 8.3. If Customer utilizes the Support Centre more than the allotted number of hours, the Support Fees in Section 5.3 hereof will apply.

5.1.2
Basic Support. After the expiration of initial support, Customer is allotted, at no additional charge, a maximum number of included Support Centre Support hours as described in Exhibit A, Section 8.3. If Customer utilizes the Support Centre more than the allotted number of hours, the Support Fess in Section 5.3 hereof will apply.

5.2	Hours. NAVITAIRE Support Centre Support is available twenty-four (24) hours per day, seven (7) days per week, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day and New Year's Day).

5.3	Support Rate. Hours more than the applicable initial or basic support for the Support Centre will be invoiced at the rate specified in Exhibit A, Section 8.3.

5.4	Available Assistance. The NAVITAIRE Support Centre may be contacted for assistance in the following areas. All services are in English, unless otherwise specified in this Agreement.

5.4.1
Emergency. An Emergency is defined as an aircraft incident or emergency on behalf of the Customer, or Interrupted Service. Hosted Services System outages due to Customer misuse of the Hosted Services System will incur Support Fees at the rate specified in Exhibit A, Section 8.3.

•	The NAVITAIRE Support Centre may be reached, without charge, in the event of an Emergency twenty-four (24) hours per day, seven (7) days per week by calling the number provided in Exhibit C, Section 1.

•	The Customer will be requested to call the Support Centre and report the Emergency, in English, to the representative, or if all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return the Customer's call within ten (10) minutes with an acknowledgement and initial response to the Customer.

•	Provided the Emergency is due to an outage of the Hosted Reservation Services, NAVITAIRE will advise Customer as described in Exhibit A, Section 9, regarding the status of the error or problem and the anticipated period to resolution. During normal business hours, both the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation, with a further escalation to the Executive Sponsors for any outage exceeding one (1) hour. The Executive Sponsors will determine whether further escalation to the CEO or President level of each company is necessary.

•	Customer is required to provide NAVITAIRE with an after-hours emergency contact numbering Exhibit D, which will be answered by the Customer when called by the NAVITAIRE support representative.

5.4.2	Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost through the Customer Support line or the Internet based customer support facility.

5.4.3	Request Reporting. Customer may utilize the NAVITAIRE Internet support tool to contact the NAVITAIRE Support Centre electronically for the following service requests:

•	Enhancement Requests

•	New product concepts or requests

•	Additional training requests

•	Consulting services
These services are subject to the Service Fees as described in Exhibit A, Section 8.3 and are accepted at the discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated. The Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

5.5
Direct Consultation. Direct Consultation is defined as Customer-initiated contact directly to NAVITAIRE research & development personnel, thereby bypassing the NAVITAIRE Support Centre. The rates for Direct Consultation will also apply to any Customer issue which requires NAVITAIRE research & development personnel assistance that is not related to the resolution of a System Error. (An example of this might include assistance with Customer's non-standard Data Extract tool.) Direct Consultation will be invoiced at the applicable rate described in this Exhibit.

5.6	Third Party Interfaces

5.6.1	NAVITAIRE will supply and support defined interfaces to third party system utilized by the Customer only if listed in this Section or as mutually agreed in a statement of work including any additional charges that may apply.

5.6.2	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit or in a statement of work, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other.

6	New Skies by Navitaire Functionality included in Hosted Reservation Services
The following pages itemize the basic and optional products and features that, depending on terms of the contract, as defined in Section 2 of this Exhibit A, may be included in this Agreement. This list may be expanded in the future based upon new releases. Functionality not be removed unless mutually agreed with Customer and NAVITAIRE.

SkySpeed Call-Center Reservation System
General Features
•	Graphical reservations screens.
•	Fee entry and payment collection.
•	Automatic payment verification (credit card confirmed, pending or declined)
•	On-demand itinerary print capability.
•	Auto queue capability for quality control.
•	Daily reservations information display.
•	Company-wide ability to access fully functional training and test systems.
•	Incorporated role-based user security.
•	Ability to customize information required, e.g. mandatory, optional or not applicable.
Availability and Fare Look-up
•	Integrated flight availability and applicable fares display.
•	Availability searches by (a) flight type, (b) fare class, (c) maximum fare, (d) day of week, (e) multiple outbound and return dates, (f) multiple airport city, (g) connection type, (h) departure time, (i) maximum number of connections.
•	Interactive calendar.

•	Displays showing (a) total price by PNR and by individual passenger; (b) totals in multiple currencies, (c) fare rules, (d) manifest.
•	Real-time SSR inventory availability.
Booking Engine
•	Ability to book, change, divide, and cancel reservations.
•	Ability to book unlimited number of passengers per PNR as defined by role.
•	Ability to reserve unlimited number of flight segments per passenger, per PNR.
•	Ability to book multiple flight connections.
•	Ability to book non-revenue and revenue standby passengers.
•	Ability to override fares dependent upon user security settings.
•	Ability to assign multiple Special Service Request (SSR) codes to an individual passenger.
•	Ability to add individual passenger identification documents.
•	Optional seat map display showing actual seat availability.
•	Optional pre-assigned seating.
•	Ability to enter multiple addresses and phone numbers in a single booking.
•	Auto-populate name and address from stored phone number.
•	Ability to issue itinerary at airport or by mail, fax, e-mail, or XML feed to desired system.
•	Multiple language support for itinerary printing.
•	Ability to create airline defined mandatory comments.
•	Three optional PNR comment types: Freeform, Manifest, and Itinerary.
•	Ability to create up to six default pre-defined comments by user role and comment type.
•	PNR comments limited only by database capacity.
•	Ability to display real-time Flight Following information.
•	Ability to associate a seat fee with a pre-assigned seat during booking.*
•	Ability to require the same city pair on moves.*
•	Ability to restrict or allow fare overrides once flights have been closed.*
Customer Management
•	Ability to create/edit customer profiles, which includes personal details such as gender, travel documents, contact information and general comments.
•	Ability to create customer ID's containing up to ten numeric digits.*
Travel Agent/GDS Support (GDS Optional Connectivity)
•	GDS or third party record locator cross-reference for PNR retrieval.
•	Customer, travel agency and corporate profiles maintained real-time.
•	Travel agency or corporate number capture.
•	Private Fares available to specific organizations.
•	Automatic entry of the agency or corporate number upon agent login.
•	Temporary login limited to a user associated with the same travel agency or corporation as the person currently logged in.
Airline-Specific PNR Preferences
•	Define address input requirement.
•	Enable (required or optional)/disable address fields.
•	Enable (required or optional)/disable e-mail address.

•	Enable (required or optional)/disable itinerary distribution option.
•	Ability to require passenger telephone number input.
•	Ability to book a past-date flight.
•	Enable (required or optional)/disable passenger titles and genders.
•	Enable optional passenger detail information - identification number, passport and visa details, infant name, gender, and age.
•	Allow PNR hold in SkySpeed for declined credit card.
User and Airline Support Tools
•	Ability to create and maintain system users and apply role-based system configuration settings by user groups.
•	Individual user, password-protected login.
•	Temporary supervisory log-in to perform secure functions.
•	Configurable logoff time value for inactive sessions.
•	Scratch pad for call-specific notes.
•	General airline policies and procedures reference system; ability to maintain and manage airline policy and procedure information to include text information, images and URL links.
•	Complete online user help.
SkySales - Internet Reservation System
General Features
•	Ability to customize graphics and HTML display elements through XSLT.
•	Server enforced role-based configuration controls to define application business logic.
•	Customizable market date (origin and destination airport codes, currency codes and time zone settings.
•	Customizable lists and codes for aircraft types and credit cards.
•	Customizable contact information lists (states/provinces, countries).
•	Customizable "look and feel" of many booking controls.
•	Configurable itinerary distribution options.
•	Support for localization (multiple languages) through the customization libraries.
•	Support for local time settings by city.
•	Ability to offer promotions to customers or travel agents.
•	Ability for customers to self-register and manage online profile.
•	Ability for registered members to retrieve and view past and future bookings.
•	Full validation of form elements using JavaScript.
•	Future expandability through modular architecture.
•	Supported browsers include Netscape 4.7 or higher and Internet Explorer 5.0 or higher.
SkySales - Booking Module
•	Ability to book, change and cancel reservations.
•	One-way and round-trip (return) and open jaw options.
•	Multi-leg, multi-segment flight support.
•	Route-aware origin and destination lists.
•	Single and date-range availability.
•	Airline configurable day-of-flight booking.
•	Interactive popup calendar.

•	Online redemption of promotion discounts.
•	Online redemption of electronic vouchers.
•	Ability to assign SSRs (Special Service Requests) online based on availability.
•	Support for passenger types.
•	Ability to associate passenger titles with passenger types.
•	Ability to configurable number of passengers per booking by booking source.
•	Option to display single or multiple fares per flight.
•	Request single fare class, single fare level, or dual fare levels.
•	Ability to provide discounted web and 'regular price' comparisons.
•	Individual passenger type fare display.
•	Compact "Search Again" display retains customer's previous query settings.
•	Display flights and fares selected by user prior to purchase.
•	Summary or detailed price quote, including tax breakdown.
•	Configurable fare rules display (fare-specific rules, universal rules, or no rule display).
•	Optional "I Agree To Terms" enforcement checkbox.
•	Optional Secure SSL Encryption, No Encryption, or both.
•	Optional SSR fees.
•	Configurable contact information lists, input boxes, and requirements.
•	Optional inclusion of infant name, age, and adult passenger association in manifest comments.
•	Real-time credit card validation and authorization including configurable controls for pending and declined cards.
•	Display of confirmation number, itinerary, contact, passengers, payment, billing, fare rules, and terms.
•	Optional link to external pages.
•	Ability to require the same city pair on moves.*
•	Ability to display fares lower than the original fare in SkySales.*
SkyPartner - Travel Agency and Corporate Booking Module (if applicable)
•	Ability for travel agency to register IATA/ARC/ATOL/BSP number and password with airline.
•	Ability for business to register corporate account number and password with airline for discounts, tracking, and billing.
•	Ability for unregistered/unrecognized agencies to book flights prior to airline validation.
•	Ability to validate/activate a pending agency/corporation following the agency's online registration.
•	Enable travel agency/corporation to update contact information online.
•	Ability for registered travel agency to maintain multiple individual agent log-in IDs. Information may be used for commission calculation, reporting, and billing.
•	Travel agency number, phone, and address displayed on PNR.
SkySeats - Seat Assignment Module
•	Airline customizable graphical seat map display using airline's aircraft configuration.
•	Seat selection from seat map, seat type (window or aisle) or system generated.
•	Seat assignment restrictions by role, class of service, and customer recognition level.*

SkySchedule - Scheduling Application
General Features
•	Ability to create and maintain flight schedules.
•	Ability to re-accommodate passengers to other flights.
•	Ability to view PNRs and passengers affected by a schedule change.
•	Ability to create non-stop flights.
•	Ability to create direct and/or connecting, multiple leg flights.
•	Ability to maintain routing mileage table for reporting.
•	Ability to maintain and compare multiple schedules.
•	Ability to change flight time, flight number, status, aircraft type, and cabin configuration.
•	Ability to maintain automated or user-defined schedule change queuing.
•	Ability to create and modify preliminary schedules off-line prior to activation.
•	Ability to display detailed inventory and change history.
•	Ability to configure availability display for real-time flight modifications.
•	Ability to print flight schedules.
•	Ability to maintain airline-specific cities or airport codes in the airport table.
•	Ability to generate schedules in industry-standard formats.
•	Ability to import and export SSIM files.
•	Ability to maintain standby priority of a re-accommodated passenger.
Fare and Inventory Management - SkyFare/SkyManager
•	Ability to create and maintain fee types, descriptions, amounts, and currencies.
•	Ability to define applicable currency.
•	Ability to create and maintain fare rules.
•	Ability to set the PNR default currency based on the origin city.
•	Ability to apply advance purchase requirement.
•	Ability to apply a one-way or return (round-trip) flag.
•	Ability to apply seasonality criteria to fares.
•	Ability to specify minimum number of passengers required.
•	Ability to maintain discrete fare classes (unaffected by standard nesting rules).
•	Ability to specify day-of-week stay-over requirement.
•	Ability to specify minimum/maximum stay requirement.
•	Ability to combine fares.
•	Ability to specify valid passenger discount types.
•	Ability to delete fare classes.
•	Ability to create and modify fares using file import/export.
•	Ability to apply global fare changes.
•	Ability to differentiate between GDS and internal AU application.
•	Support for revenue management interface files.
•	Ability to apply fares based on outbound and/or return flight.
•	Ability to apply fares with specific travel and sales date restrictions.
•	Ability to define fare classes and fare access by user role.
•	Ability to define fare type grouping and access by user role.
•	Ability to create system-wide default and fare-specific hold settings.
•	Ability to validate standby fare classes.

•	Ability to create and maintain SkySpeed and SkySales fare rule files for passenger advice.
•	Ability to define fare override capability by user role.
•	Ability to allow refunds.
•	Ability to enter negative fees.
•	Ability to maintain inventory control.
•	Ability to create organization-specific fares.
•	Ability to implement availability status (AVS) RECAP and/or RESYNC either automatically or manually.
•	Ability to update AUs at a route level.*
SkyPay - Payment Processing and Settlement
General Features
•	Ability to create and maintain payment types.
•	Ability to enter unlimited number of payments on an individual PNR.
•	Ability to allow PNRs to be ended with partial payment specific by role.
•	Ability to allow PNRs to be ended with a negative balance.
•	Ability to authorize credit cards manually.
•	Ability to restrict refunds by payment type and/or user group.
•	Ability to reverse a previously entered payment.
•	Support for the following credit card transaction types: American Express, MasterCard and VISA.
•	Settlement handled via the merchant bank or clearing service is determined by customer's geographical region and approval of NAVITAIRE.
•	Ability to select bank direct payments via SkySpeed and SkySales.*
•	Ability to require AVS and CW for payment verification purposes via SkySales and/or SkySpeed.*
SkyPort - Airport Check-In System
General Features
•	Support for pre-assigned seating, use system generated check-in number.
•	Support for printing boarding passes on a peripheral printer (supported printers may be found under Customer Requirements; Equipment Specifications).
•	Ability to generate confirmed flight passenger lists.
•	Ability to check in one or more passengers booked on the same PNR at the same time.
•	Ability to board one or more passengers booked on the same PNR at the same time.
•	Ability to display standby passenger list.
•	Ability to issue boarding passes and bag tags for standby passengers.
•	Ability to display flight data and remarks.
•	Ability to print flight manifest.
•	Ability to open, close, and lock flights.
•	Ability to create or modify PNRs in real-time.
•	Ability to associate or disassociate a passenger with a customer credit file.
•	Ability to generate connection name list.
•	Ability to generate no-show passenger list.
•	Ability to display inventory.
•	Ability to display daily station specific note pages for company updates.

•	Ability to print a passenger receipt/itinerary.

•	Ability to apply or change seat assignments.

•	Ability to assign or remove SSR codes.

•	Ability to display multiple SSR codes assigned to a passenger.

•	Ability to assign a voucher to a passenger.

•	Ability to input and retrieve Flight Following information.

•	Ability to re-accommodate passengers for irregular operations (IROP).

•	Ability to display historical manifests including checked and no-show passenger details.

•	Ability to report gender count and weight categories for passenger driven weight and balance calculation.

•	Support for airport add/collects.

•	Support for cash-out sales by agent.

•	Support for agent logon security.

•	Support for multiple aircraft configurations.

•	Ability to hold or block a seat.

•	"Get Smart" (GS) general airline policies and procedures reference system.

•	Online help system.

•	Automatic generation and printing of bag tags.

•	Access to airport user reports, Flight Following, Irregular Operations (IROP), and message generation (internal and teletype).

•	Ability to cancel/suspend inventory.

•	Support for ARINC/MUSE and SITA/CUTE including terminal emulation, boarding pass and bag tag printing (airline certification required).

•	Ability to allow or prevent agents from viewing or editing passengers who are on Lock or Warning queues, such as the Watch List queue.*

•	Ability to specify the amount of time allowed to open or close flights after flight departure time.*

•	Ability to prompt for AU updates during equipment swap.*

•	Ability to generate outbound BSM messages.

•	Ability to accept and process MVT messages for flight information updates.

•	Ability to transmit APIS data directly to government authorities, via EDIFACT messaging.

•	Address in country/CBP - APIS enhancements.
Global Distribution System (GDS) Connectivity

General Features

•	Offer Type-B messaging capabilities per IATA/Airimp standards, with the following GDSs: SABRE, WorldSpan, Galileo, Amadeus, and Apollo.

•	Ability to guarantee ticketing with automated credit card approval/settlement through the SkyPay system.

•	Ability to automatically cancel held bookings when payment is not received in the established timeframe, and to send this notification to the GDS/travel agency via Teletype messaging.

•	Ability to notify GDS/travel agency of schedule changes via Teletype ASC messaging.

•	Ability to transmit availability status messages to GDS customers via teletype AVS messaging.

•	Ability to process and reply to initial booking requests, change and cancel requests, DVD (divide number in party) and CHNT (change name) messages.

•	Ability to calculate price and reply to GDS/travel agency with the "amount due" for the external booking request.

•	Ability to define passenger titles accepted and processed from GDS/travel agency booking requests.

•	Ability to view all inbound and outbound teletype communications with the GDS/travel agencies within the PNR history, based on user security.

•	Ability to view rejected teletype messages with a clearly defined reason for the rejection.

•	Ability to correct rejected teletype messages and resend via SkySpeed.

•	Ability to validate an agency/corporate number against the airline's internal agency/corporate table.

•	Ability to set last seat availability or any specified trigger level for GDS bookings.

•	Ability to establish the booking currency using the currency defined in the Type-B message. Ability to use travel agency specific currency (from agency table) if not indicated in the booking message.

•	Ability to configure GDS booking configurations to allow or disallow: hold time, promotion codes, agency payment automatic confirmation, name change after ticketing, hold time, and auto-creation of credit upon PNR cancellation.

•	Ability to specify which classes of service may be sold by the GDS/travel agency.

•	Ability to auto-debit agency credit account for PNR booked or use agency credit when an applicable SSR message is received.

•	Ability to maintain travel agency and corporation identification tables.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements for this connectivity (typically full availability participation) and for travel agency settlement.
Instant Pay
•	Ability to accept and process passenger or agency credit card for booking confirmation.

•	Ability to auto-debit travel agency credit account for booking confirmation or debit agency credit when applicable SSR message is received.

•	Payment amount notification returned to travel agent via participating GDS.
SkyReport - Reporting
General Features
•	Ability to run 'on-demand' reports which may be exported in various data formats including XML, Excel, PDF and comma delimited.

•	Ability to display up to 1,000 city pairs on select reports.

•	Option to request NAVITAIRE report development at an additional charge.
Standard Reports
The following is an alphabetical list and description of the standard reports available as a part of Hosted Reservation Services. These reports may be added to, deleted, modified, changed, eliminated or substituted for at the discretion of NAVITAIRE at any time. The reports are viewed online via a browser interface.

•	Agency List. Displays information about the travel agency, corporate or Air Travel Organizer's License (ATOL) accounts that are stored by the airline.

•	Agency List Summary. Summary view of the Agency List Report.

•	Availability Information. Displays flight availability information, including lid, capacity, seats sold and GDS trigger, for selected flights.

•	Booking by Agent. Displays total bookings created by a system user, by currency, along with booking status (confirmed or held), number of PNRs, and number of passengers/segments.

•	Bookings by Agent Detail. Displays detailed information on bookings made by individual booking agents (users).

•	Bookings by Agent Restricted. Location-specific Bookings by Agent report.

•	Bookings by Distance. Displays base and gross revenue by seat mile/kilometer on a specific date or within a specified date range for flights between two cities.

•	Bookings by Fare Class. Displays passenger/segment booking and fare totals by fare class.

•	Bookings by Market. Displays passenger totals, booking amounts, and average fares for individual markets (origin and destination cities).

•	Bookings by Origin. Displays segment booking information (total segments and fare amounts by currency) for each originating city.

•
Bookings by Source. Displays the number of segments and total fares, by currency, according to booking source: internal bookings, Internet bookings, GDS (GDS) bookings, and bookings made by travel agencies.

•
Bookings by Time. Displays booking information in hourly increments. The report breaks out the total number of booked segments and fare amounts for a specific booking date, according to time of day the bookings occurred.

•	Cancellation after Travel Date. Displays passenger and fare information from cancelled flight segments sorted by date, user ID, and PNR.

•	Cancelled Inventory with Passengers. Provides the number of passengers who may need to be re-accommodated to another flight due to a cancellation of the original flight(s).

•	Check-In. Displays the check-in status and phone numbers of individual passengers for a specific flight.

•	Checked Baggage. Displays baggage information for flights on a specific date or within a specified date range.

•	City Pair Load Factor. Displays passenger totals, load factor, ASM, Revenue, RPM, yield, RASM, and other data by city pair as well as by individual flights serving each city pair.

•	Commissions Incurred. Displays commission information for each agency/corporation generates bookings for the airline.

•
Confirmed Bookings by Date. Displays reservation, passenger, segment, and revenue totals, by currency code; it also provides separate listings for travel agency/corporate reservation, passenger, and segment totals.

•	Credit Shell/File. Displays credit shell/file activity and balance on a specific date or within a specified date range.

•	Credit Shell/File Expired. Lists expired credit files and credit shells for a specified time period.

•	Days-Out Bookings. Displays information about segment bookings made on a specific date, showing the days in advance of (days out from) the actual travel date these bookings were made.

•
DOT Non-Stop Market. Designed to meet U.S. Department of Transportation requirements, this report displays non-stop market information, including revenue flights, payload, available seats, revenue passengers, and minutes a flight is airborne.

•	DOT On-Flight Market. Designed to meet U.S. Department of Transportation requirements, this report displays passenger totals for flown flights within specified markets.

•
DOT 10% Sampling. Designed to meet U.S. Department of Transportation requirements, this report provides fare and itinerary information on a 10% random sampling of the confirmed, revenue generating passengers for a quarter.

•	Duplicate Bookings. Displays different PMRs for the same flight and date that contain identical passenger names.

•	Earned/Unearned Revenue. Displays information on earned (flown) revenue, unearned (no-show, unflown) revenue, or both for flights between a designated city pair.

•	Enplanements / Deplanements. Displays either enplanements or deplanements by airport on a specific date or within a specified date range.

•	Fare Overrides. Displays fare override information by agent, including original fare amount, amount actually charged (overridden fare), and amount discounted.

•	Fees and Discounts. Displays fees and discounts, by currency and type, entered into the system.

•	Flight Capacity/Lid. Displays information on seat capacity (or lid), availability, and load percentages.

•	Flight Close. Displays final close out information for a specific flight, including passenger names and passenger status information.

•	Flight Line. Displays passenger counts for a specific flight or all flights on a specified date.

•	Flight Load. Displays passenger totals for flights on a specified date, including the number boarding in the departure city, number traveling through, total passengers, and number checked in.

•	Flight Schedule. Displays scheduled departure cities and times for flights, as well as the number of stops a particular flight makes and the days of the week it flies.

•	Flight Specific Load Factor. Displays load factor information for one or more day(s) of the week, for one or all origin or destination cities, or for a specified range of flight numbers.

•	Inventory Capacity. Displays capacity, lid, net seats sold, and seats sold today for flights between different city pairs.

•	Load Factor Search. Displays above or below load factor percentage based on capacity or lid.

•	Lock List. Displays all passengers on PNRs that are on the lock list by flight date and origin location.

•	Lock List History. Allows the user to view or print all PNRs that have been cleared on a selected date.

•	Manifest with Trip Detail. Displays detailed trip information for each passenger booked on a specific flight.

•
Net Sales. Displays the sales netted, including the breakdown of the segment charges, fees and taxes for a selected period. Additionally, an error report titled Sales Exceptions may be printed. The Sales Exceptions report displays a list of the PNRs that have segment and payment amounts not in balance.

•	Payment Receipts. Displays information about all payments made on a specified date, including payment or batch code, payment text, PNR, bank authorization, requested amount, and payment amount.

•	Payment Receipts Restricted. Location specific Payment Receipts Report.

•	PNR Out of Balance. Displays information on reservations that have a credit and/or balance due.

•	PNRs on Queue. Displays information about all PNRs that are currently awaiting processing in one or more queues.

•	Promo Codes by Booking Date. Displays information on PNRs with promo codes booked on a specific date or within a specified date range.

•	Promo Codes by City Pair. Displays information on promo codes booked for a specified city pair.

•	Refunds. Displays refunds made by a specific department(s) on a specific date or within a specified date range.

•	Revenue by Distance. Displays base and gross revenue by seat mile/kilometer on a specific date or within a specified date range for flights between two cities.

•	Revenue by Fare Class. Displays revenue by fare class on a specific date or within a specified date range.

•	Revenue by Flight. Displays revenue by average seat mile/kilometer for individual flights.

•	Revenue by Market. Displays passenger totals, booking amounts, and average fares for individual markets (origin and destination cities).

•	Sales Exceptions. Provides a list of the PNRs that have segment and payment amounts not in balance.

•	Seat Assignments. Displays the name, PNR, and status of each passenger by assigned seat for a specific flight.

•	Seats Sold by Fare Class. Displays the number of seats sold in each fare class by flight date and flight number within a specified date range.

•	Segment Activity by City Pair. Displays information, broken down by city pair, on confirmed and/or unconfirmed booking amounts and passenger totals.

•	Travel Agency Payments. Displays information on payments made to an individual travel agency or all travel agencies.

•	Unapproved Payments. Displays all payments, by payment dates, that are currently pending or have been declined.

•	Voucher Status. Displays status information on vouchers associated with a particular voucher code or all voucher codes.

•
Watch List Detail. Allows you to print all data for a single Watch ID, a range of Watch IDs, or all Watch IDs. This report displays name, place of birth, all alias names, all addresses, all dates of birth, all phone numbers, all e-mail addresses, and all other data that has been entered.

Flight Information Control and Display (FLIFO)
General Features
•	Ability to input and update flight departure and arrival information.

•	Ability to accept and transmit industry MVT messages.
Agency Billing and Commissions
General Features
•	Ability to create, maintain and retrieve travel agency commissions, charges and payments data.

•	Ability to set up to four different commission rates based on distribution channel for each agency.

•	Ability to create an invoice line of credit for travel agencies and corporations.

•	Ability to schedule XML extract containing agency billing and commission data.

•	Ability to calculate commissions at statement date.*

•	Ability to include the journey details in the ABC (Agency Billing and Commission Extract.*
SkyManager - Configuration and Management Utility
General Features
•	Graphical tool provides single point for management of system settings, airline, and user configurations.

•	Ability to create and maintain passenger-discount-type codes by currency, discount percentage or amount, applicable fare class(es), and applicable taxes.

•	Ability to define user security roles and login requirements.

•	Define vouchers to include credit type, expiration, maximum passengers, class of service, travel dates and market restrictions.

•	Ability to allow and restrict advanced seat assignments by role.

•	Ability to maintain individual airline country codes.

•	Ability to maintain individual airline currency codes.

•	Ability to create and maintain daily and real-time company notes.

•	Ability to allow or restrict overbooking.

•	Ability to move a passenger to an alternate flight (up to 999 days) while retaining the original confirmed fare and taxes.

•	Ability to utilize IATA and/or airline-specific SSR codes.

•	Ability to create and maintain taxes.

•	Ability to create and maintain travel fees.

•	Ability to specify SSR inventory by aircraft type.

•	Ability to maintain delay code table.

•	Ability to create and maintain passenger discount types.

•	Ability to create and maintain promotional discount codes.

•	Ability to create and maintain queues.

•	Ability to apply payment fees in any of the sales applications and to configure as a fixed amount or a percentage. Fees can also be configured to be charged per flight segment, per passenger, or per itinerary.*

•	Ability to synchronize inventory between multiple systems.*

•	Ability to set restriction levels on individual queue categories.*

•	Ability to set fee amounts based on the channel through which a booking is made or edited.*

•	Ability to prompt with a warning when making tax or fee rate changes.*

•	Ability to apply or exempt penalty fees upon reservation changes or cancellations based on the following values: Organization, Person or Fare Class.*

•	Ability to allow stations to be exempt from certain taxes and fees; for example, rural airports where a PFC is not charged.*

•	Ability to set variable credit expiration criteria for credit types.*

•	Ability to add variable taxes for fees.*

•	Ability to add payment validation and authorization restrictions.*

•	Ability to allow Web Services to be managed by the system master using roles and permissions. This functionality allows the enabling and disabling of Web Service methods (functions) with granularity to the method level.*

Message Interface (Type B)
•	Support of the following Type B messages:

• Baggage Service Messages (BSM).

• Operation System Messages, PXA, PXB, MVT.

• Accept and reply to AIRIMP industry standard booking messages.
Security
General Features
•	Ability to hide or display the credit card number used as payment on a PNR.

•	Create and maintain table of restricted credit cards.

•	Ability to enable or disable the security watch list.

•	Ability to define and maintain government or airline watch list for reservation/passenger matching, queuing and check-in lock.

•	Option to require a unique customer ID for each passenger booked in a reservation.

•	Ability to automate updates to the U.S. Securities Watch List through a scheduled job.*
Customer Support System
General Features
•	Integrated system monitoring "Site Scope".

•	NAVITAIRE has an established review process for managing online Incident Problem Requests (IPRs) and Software Change Requests (SCRs) that provides customers with the following:

• Ability to submit online service requests 7 days per week/24 hours per day.

• Ability to review status, research notes, assigned priority, etc., of an online incident problem and request at any time.

• Ability to search for specific requests and print them onto a report.

• Ability to enter update information regarding existing incident problem and request online at any time.

• Ability to attach up to 5 files to an incident problem and request.
Application Program Interfaces (APIs)
General Features
Navitaire offers optional Web Services that enable select API functions supported by the New Skies Reservations system. These APIs support a number of functions including:
Booking API Functionality

•	Ability to obtain inventory and fare availability for flights in a market.

•	Ability to obtain inventory and fare availability for a whole itinerary.

•	Ability to price an itinerary including all fares, taxes, and fees.

•	Ability to display fare rule content.

•	Ability to create or cancel bookings for specified flights.

•	Ability to obtain SSR availability for specified flights.

•	Ability to book or cancel specified SSRs.

•	Ability to retrieve a booking by record locator.

•	Ability to display seat maps for specified flights.

•	Ability to assign or unassign seats on specified flights for one or more passengers.

•	Ability to accept schedule changes made to segments in a booking.

•	Ability to retrieve bookings by specified search criteria including 3rd party record locators.

•	Ability to display booking history and payment information.

•	Ability to retrieve stored baggage information by record locator.
Check-in API Functionality

•	Ability to interact with 3rd party vendors including kiosk check-in service providers.

•	Ability to retrieve passenger and flight information by credit card, passenger record locator, flight and passenger name, or customer number.

•	Ability to display airline generated seat maps.

•	Ability to request or change seat assignments for specified passengers.

•	Ability to confirm the check-in status for specified passengers and generate boarding passes.

•	Ability to generate baggage tags for specified passengers.

•	Ability to reprint boarding passes for checked-in passengers.
Voucher API Functionality

•	Available for a third party vendor to create and void vouchers.
Optional Hosted Web Check-in (Not Applicable)
General Features
•	Ability to retrieve passenger and flight information by credit card number, passenger record locator, flight and passenger name, or customer number.
•	Ability to display airline generated seat maps.
•	Ability to request or change seat assignments for specified passengers.
•	Ability to confirm the check-in status for specified passengers and generate boarding passes.

*	Functionality available in New Skies Release 1.2.5 and subsequent releases.
NAVITAIRE will work with Customer to assist in making the system able to perform the functions in such a fashion as to allow Customer to comply and to demonstrate compliance with laws, regulations, ordinances, directives, etc. applicable to Customer, including, without limitation, those of the Transportation Security Administration, the Department of Homeland Security, Customs and Border Protection, and the United States Department of State. NAVITAIRE and Customer will work to together to prioritize any changing requirements and will use the process described in Sections 9.4.2 and 9.4.3 of this Exhibit A.
As a service provider, NAVITAIRE will evaluate and implement improvements to the underlying New Skies architecture. NAVITAIRE shall use reasonable commercial effort to mitigate the impact that changes to the architectural components of the Hosted Software may have on Customer system compatibility. Improvements can include both third party products (i.e. database) and NAVITAIRE developed architectural components. Navitaire shall also use reasonable commercial effort to upgrade these components to help maintaining third party support. Navitaire is currently aligned closely with our key technology providers and does evaluate products prior to general public release. Customer can request upgrades to the underlying New Skies architecture as outlined in Exhibit A, Section 9.4.

Customer Hardware, Software, Connectivity and Network Requirements

7.1
Upgrades. Subject to Article 7.3 of the Agreement, Customer is required to maintain the latest version of supported NAVITAIRE and related third party software as directed by the NAVITAIRE Support Centre. Upon receipt of upgraded software, newer versions or software, or notification of third party software updates, Customer must update their software versions within thirty (30) days. Failure to complete the advised upgrades may result, at NAVITAIRE's option, in the suspension of Included Support as described in Exhibit A, Section 5.

7.2
Equipment Specifications. These equipment specifications outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Reservation Services and applicable products. Unless otherwise specified in this Agreement, the equipment and software listed below are the responsibility of the Customer. This list may not be all-inclusive, depending on the technical requirements of the Customer.

All specifications are subject to change. Customer will be provided with not less than sixty (60) days notice of incremental hardware upgrade requirements. Should incremental hardware changes place an unreasonable financial or operational burden on Customer then NAVITAIRE and Customer will mutually agree on an acceptable upgrade schedule and potential modifications to the included Support as described in Exhibit A, Section 5.

Call Center PC/Workstation (for SkySpeed)
•	Processor: Intel Pentium class processor (any speed greater than 1 GHz). This includes Pentium 4 and M class machines.
•	Disk space: Minimum of 10 GB of hard disk space for operating system and NAVITAIRE software.
•	Operating system: Microsoft Windows 2000 and Windows XP operating systems
•	Monitor: 15" color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.
•	Memory: Minimum of 256 Megabytes of RAM.
•	Network interface card: 100MB Network Interface Card (TCP/IP protocol).
•	Mouse: PS/2 Mouse or other Microsoft Compatible Pointing Device.
Airport Check-In PC/Workstation or Terminal
A Wyse model 52 terminal or a PC Workstation with a configuration as follows:
(a)	Processor: Intel Pentium class processor (any speed greater than 500 MHz). This includes Pentium II, and Pentium III class.
(b)	Disk space: Minimum of 4 GB of hard disk space for operating system and NAVITAIRE software.

(c)	Operating system: Airport Check-In software runs with the terminal emulation software listed below and Microsoft Windows 2000.
(d)	Monitor: 15" color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.
(e)	Memory: Minimum of 128 megabytes of RAM.
(f)	Network interface card: Network interface card: 100MB Network Interface Card (TCP/IP protocol).
(g)	Mouse: Mouse or other Microsoft Compatible Pointing Device.
(h)	Terminal emulation software: Reflections (version 6.0 or higher); or Minisoft (version WS92 32 bit) per client workstation; or NAVITAIRE Terminal Emulator.
(i)	Serial ports: Minimum of two required.
Airport Peripheral Equipment
Bag Tag Printers
•	IER514 or IER508 TCP/IP bagtag printers. The manufacturer of the printer may supply additional bag tag stock information and specification.
•	Vidtronix TCP/IP bagtag printers. This is a new solution and will require custom coding for implementation at the hourly rates described in Exhibit A, Section 8.3.
•	ARINC/SITA Common Use Environments.
Boarding Pass Printers
•	Epson TMT-88 or TMT-90 thermal receipt printers. Specifications for thermal roll stock are available from the printer manufacturer.
•	ARINC/SITA Common Use Environments.
E-mail Server
•	Must be scalable and robust to handle anticipated e-mail volume for receipt e-mailing to passenger.
•	Refer to e-mail software instructions and technical documentation for proper hardware configuration.
•	Customer may consider third party e-mail hosting or e-mail broadcast services available.
Fax Server
•	Must be scalable and robust to handle anticipated fax volume for fax transmissions to passengers.
•	Captaris RightFax Server software recommended.
•	Refer to fax software instructions for proper hardware configuration and sizing.
•	An optional XML feed of itinerary information is available for distribution via your desired fax system.
Printers, Scanners, and Peripherals (if applicable)
Customer should contact NAVITAIRE for recent information regarding supported printers and peripherals. Currently supported printers and scanners are:
•	Printers: Printers that are TCP/IP capable and support the HP JetDirect network interfaces.

•	Scanner: Any keyboard-bypass scanner (hooks in via the keyboard port) that supports a Code-39 barcode.
Network Hardware, Software, and Data Circuits
•
Data Circuits: Customer must already have or must install the necessary equipment and circuits to support their primary call center sites and remote locations, including field stations. NAVITAIRE requires a LAN/WAN network supporting TCP/IP protocols.

•	Routers, DSU/CSUs, and Modems: Customer should contact NAVITAIRE for recent information regarding supported routers and other network communication equipment.
•
IP Addressing: NAVITAIRE requires that all hosted Customers use Internet Registered IP addresses on all client workstations or devices that require connectivity to the Hosted Reservation Services. Alternatively, NAVITAIRE requires a NAT (Network Address Translation) router to be installed behind the NAVITAIRE gateway router. The NAT must then have the Internet Registered IP address.

•
Customer Provided Data Circuits: NAVITAIRE requires a review of the proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, NAVITAIRE will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by the Customer and the third party supplying the data circuit(s). If VPN connectivity is desired, VPN services will be handled by Blue Ridge Virtual Private Networks; any other VPN providers require NAVITAIRE approval.

7.3	Third Party Software. Customer is required to purchase directly from providers other related third party software licenses necessary to use the Hosted Reservation Services, including the following:

•	Local network server operating system(s) license: Microsoft Windows NT 4.0, Novell, or similar Operating System supporting TCP/IP protocols.

•	Terminal emulation software: Reflections (version 6.0 or higher); or Minisoft (version WS92 32 bit) on each client workstation requiring access to reporting and airport check-in capabilities.

•	Print spooling software: Espul software required for non-Jet Direct network printers.

•	Office Extend Fax (Fax server): (Optional)

•	Reporting: Microsoft Reporting Services for New Skies report development and access.

•	Airports: Re-certification of the ARINC/SITA emulators to support the New Skies airport interface.

7.4	Credit Card Processing Settlement

7.4.1	Banks and Services. NAVITAIRE currently supports the following services for Authorization Services:

•
Credit Card types: NAVITAIRE currently supports VISA, American Express, MasterCard, JCB, Diners Club, and discover Card Transactions. Not supported are debit cards, ATM cards other credit cards requiring an accompanying Personal Identification Number (PIN).

•
Debit Cards: NAVITAIRE currently supports regional debit cards such as Visa Electron (EL), Visa Delta, Visa Connect, Switch/Solo, Maestro, and Laseer. Not supported are debit cards requiring a Personal Identification Number [PIN], ATM cards, or private label credit cards.

•	ELV: Ability to use an Elektronisches Lastschriftverfahren (ELV) form of payment through European payment gateway.

•
Authorization: Authorization handled via the most appropriate NAVITAIRE supported provider for the Customer's area, such as Vital Systems, FDMS, First Data Merchant Services (USA), BCE Emergis (Canada) and Barclay's or NatWest(UK/Europe).

•
Settlement: Settlement handled via appropriate merchant bank or clearing service as determined by Customer's geographical region upon approval of NAVITAIRE. Upon request, NAVITAIRE will provide specifications for settlement records, which are required for conformity by the Customer's selected bank. Upon written notice to NAVITAIRE and to the authorization and settlement institutions, NAVITAIRE may act as the Customer's agent to order and facilitate installation of these circuits.

•
Verified by Visa & MasterCard Secure Code: Optional programs for Customer to participate in with their acquiring banks and / or payment service provider. Functionality is fully dependent upon the acquiring bank and / or payment service provider.

•
Fraud Prevention: NAVITAIRE will use reasonable commercial efforts to support current and future fraud-detection and fraud-prevention functionality offered by all supported payment authorization services. These efforts will be handled as described in Sections 9.4.2 and 9.4.3 of the Exhibit A.

•
PCI Compliance: NAVITAIRE will remain in compliance with the Payment Card Industry's Data Security Standards in force at the time of execution of this Agreement, and as may be applicable to NAVITAIRE. Both parties acknowledge the importance of Customer's ability to accept credit card payments. NAVITAIRE will use commercially reasonable efforts to work Customer in order to assist in respect of Customer continued acceptance credit card payments. These efforts will be handled as described in Sec9on 9.4.2 and 9.4.3 of this Exhibit A.

7.4.2
Data Circuits. Customer must arrange and pay for necessary circuits for authorization and settlement file transmissions. NAVITAIRE may act as the Customer's agent to order and facilitate installation of these circuit upon written request by the Customer.

7.5
CRS/GDS Agreements and Connection Fees (to Support Optional CRS/GDS/ARS Connectivity). Customer must negotiate and have in place, no later than sixty (60) days prior to the Target Date, the necessary participating agreements with each of the NAVITAIRE supported Computerized Reservation System/Global Distribution System providers or airline and associated Airline Reservation System (ARS) providers. Implementation, integration, connection and Service Fees as described in Exhibit A, Section 8 and fine charges may apply. NAVITAIRE will order and facilitate the installation of all circuits required to process CRS bookings, upon written notice from Customer.

8	Fee Schedule
All fees in this Section are specified in USD.

8.1	Service Fees

8.1.1	Recurring Service Fees - Core Services/Products

Rate Tier	Hosted Reservation Services Airport Check-in and SkySales Internet Suite
Per Passenger Boarded
All Passengers Boarded	[***] per Passenger Boarded

(a)	Drop Down Rate. A drop down rate [***] per Passenger Boarded applies to all passengers boarded over the Guaranteed Minimum Passengers Boarded as defined in Section 8.1.1(b) of this Exhibit.

(b)
Annual Guaranteed Minimum Passengers Boarded "AMGPB". Customer agrees to guarantee and to pay for a minimum of the total number of passengers boarded according to the table below. This table will also be used for the purposes of calculating the minimum recurring Service Fees, effective upon the Target Date:

Year	Annual Minimum Guarantee of Passengers Boarded "AMGPB"*
(Passenger Boarded)
[***]	[***]
Customer may designate the seasonality allocation of this Annual Minimum Guarantee of Passengers Boarded over the Agreement year. For example, [***] If the actual Passengers Boarded is in excess of this number then the amount for actual number of Passengers Boarded will be invoiced.
Customer will update the Seasonality Allocation Schedule below annually at least three months prior to the anniversary of the Target Date of the Agreement which Target Date is expected to be November 30, 2007. If the Customer does not designate the allocation by the above date then the percentages for the Seasonality Allocation will continue to be the same as the last ones provided by Customer. It is also agreed that the minimum seasonality percentage will be no loss that [***] for any month. The Drop Down Rate will apply for all Passengers Boarded in excess of the Number of Guaranteed Minimum Passengers Boarded per month as detailed in the Seasonality Allocation Schedule

Seasonality Allocation Schedule

Month	Guarantee Schedule for December 2007- November 2008 Seasonality Allocation	Number of Guaranteed Minimum Passengers Boarded per month based on Annual Guaranteed Minimum Passengers Boarded (% multiplied by AMGPB)**	Minimum Monthly Fee
December	[***]	[***]	[***]
January	[***]	[***]	[***]
February	[***]	[***]	[***]
March	[***]	[***]	[***]
April	[***]	[***]	[***]
May	[***]	[***]	[***]
June	[***]	[***]	[***]
July	[***]	[***]	[***]
August	[***]	[***]	[***]
September	[***]	[***]	[***]
October	[***]	[***]	[***]
November	[***]	[***]	[***]

*	All passengers boarded in excess of these monthly minimum guarantees will be invoiced per terms described in Section 6.3 of this Agreement.

**	The total of this column will always equal the applicable year of Annual Minimum Guarantee of Passengers Boarded (AMGPB)*
(c) Look to Book Ratio. To the extent that the Look to Book Ratio for any month exceeds 80:1, NAVITAIRE will invoice and Customer will pay [***] for each unit of difference between the actual Look to Book Ratio and [***]. Thus, for example, [***].

8.1.2	Monthly Recurring Service Fees - Connectivity Services/Products - GDS/CRS/ARS Connectivity.

Description	GDS/CRS/ARS Connectivity (Base AVS Type B)
Price per GDS/CRS/ARS Type B/Teletype Connection
Up to 150,000 segments in PNRs booked via a GDS/CRS/ARS Type B/Teletype.	[***] minimum fee per month per GDS/CRS/ARS
Over 150,000 segments, per segment, in PNRs booked via a GDS/CRS/ARS Type B/teletype	[***] per segment

Note: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of the Customer, including:
(a) GDS/CRS/ARS Imposed Message Fees (applicable to GDS/CRS/ARS messages only):
Per GDS/CRS/ARS agreement with NAVITAIRE, additional GDS/CRS/ARS fees may be billed to NAVITAIRE, Any and all such fees and/or charges attributable to Customer's Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the GDS invoice for Type A/ EDIFACT, Type B/ Teletype, or other related charges with each monthly invoice,
These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by GDS/CRS/ARS. If GDS/CRS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.
(b) SITA/ARINC Fees:
All fees from SITA and/or ARINC for routing of traffic need to be billed directly to the Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

8.1.3	Monthly Recurring Service Fees - Connectivity Services/Products - APIs.

Application Programming Interfaces (API) Functionality ]
Description	Flat Monthly Fee*
Booking API Functionality	[***] for up to 50,000 booked segments, [***]/booked segment above 50,000
Check-in API Functionality	[***] for up to 50,000 booked segments, [***]/ booked segment above 50,000
Voucher API Functionality	[***] for up to 1M vouchers, [***] over 1M vouchers
* Use of Standard SkySales toolkit will not incur API charges

8.1.4	Monthly Recurring Service Fees - Additional Data Storage*.

Segment Count	Monthly Fee
For every 1,000,000 Host Segments stored in excess of three (3) months	[***] per month

*	Provides Customer access to completed travel and historical data storage greater than three (3) months.

8.1.5	Optional Monthly Recurring Service Fees - Connectivity Services/Products - Hosted web Check-in. (Applicable only if selected in Section 2 of this Exhibit A) NOT INCLUDED:

Description	Hosted Web Check-in NOT INCLUDED
Flat Monthly Fee
Hosted Web Check-in	[***]

8.2	Implementation Fees

Production/Service Description	Implementation Fees* (including Training)
Hosted Reservation Services with SkySpeed Graphical User Interface	[***]
SkySales Internet-Suite	[***]
SkyPort - Airport Check-In	[***]
SkyReports	[***]
Configuration & Maintenance Utilities	[***]
Fare and Schedule Manager	[***]
Standard CRS/GDS/ARS Connectivity and/or/Instant Pay - Type B	[***]
APIs • Booking API Functionality • Check-In API Functionality • Voucher API Functionality	[***]
Hosted Web Check-in	[***]

*	Implementation Fees exclude travel expenses and any new development.

8.3	Support Fees

Support Centre Support	Fees*
Initial Support: For first thirty (30) days after implementation, sixty (60) available hours of included Support Centre Support.	[***]
Basic Support: After initial support, ten (10) monthly available hours of included Support Centre Support.	[***]
Additional Normal Hourly Support, Additional Training Requests, or Additional Development scheduled through NAVITAIRE: User support more than initial or basic support hours or as otherwise described in this Agreement.
[***]
Engineer Direct Support: Expert support for the Hosted Reservation Services subsystems, such as SkySales, APIs, GDS Connectivity, or Customer third party systems or interfaces as scheduled through the NAVITAIRE Support Centre.
[***]
Direct Consultation Support: Customer initiated contact directly to NAVITAIRE research & development personnel and other direct consultation, thereby bypassing the NAVITAIRE Support Centre.	[***]

8.4	No additional charge will apply with respect to transfer of information to a third party revenue management system.

8.5	Other Fees

Other Fees	Fees
Custom Programming	[***]
Dedicated Account Management	[***]
Business Process and Consulting Services	[***]

8.6
Payment of Implementation Fees. Immediately upon signing this Agreement, all Implementation Fees are due and payable. The Implementation Fee due on signing is USD [***]. Any remaining balances of all Implementation Fees are due and payable on the earlier of: (a) the day the first production reservation is made using the Hosted Reservation Services; or (b) the Target Date as detailed in Exhibit A, Section 3.9.1 provided, however, that NAVITAIRE does not request a delay as described in this Exhibit A, Sections 8.7.2 and 8.7.4.

8.7
Fee Commencement after Implementation. The following four (4) scenarios will determine the commencement schedule for the monthly recurring Service Fees as outlined in Section 8.1 of this Exhibit and the due date for the remaining balances of the implementation fees:

8.7.1
Implementation by Target Date. Upon availability of the Hosted Reservation Services for use by Customer, effective on the Target Date as detailed in Exhibit A, Section 3.9.1, all remaining implementation fees are due and applicable monthly recurring Service Fees will commence. These fees will commence regardless of actual use of Hosted Reservation Services or subsequent delay by Customer.

8.7.2
Requested Delay by NAVITAIRE. In the event that NAVITAIRE requests a delay in order to complete remaining Implementation Services, the remaining implementation fees will be due and applicable monthly recurring Service Fees will commence only on the commencement of Customer's use of the Hosted Services. NAVITAIRE will provide written notice of the new planned Target Date and outline remaining Implementation Services.

8.7.3
Requested Delay by Customer. In the event the Customer requests a delay in the completion of Implementation Services past the Target Date, remaining implementation fees are due and any monthly recurring Service Fees will remain effective for the duration of the customer-initiated delay. If such requested delay results in rescheduling portions or all of the remaining Implementation Services to the next available timeframe as evaluated by NAVITAIRE, no Service Fees will be in effect for the duration delay due solely to NAVITAIRE'S resource availability.

NAVITAIRE reserves the right to apply additional implementation fees as are necessary and mutually agreed on when rescheduling the Implementation Services due to Customer request. All fees as described in the Agreement and Exhibit A, Section 8.2 are to be applied based on the scheduled Target Date.

8.7.4
Mutual Agreement for Delay. In the event that both NAVITAIRE and the Customer agree to delay in order to complete the required Implementation Services, the remaining implementation fees will be due and the applicable monthly recurring Service Fees will commence on the newly agreed Target Date for the Implementation Services.

9	Service Levels and Service Level Targets

9.1
Service Level Scope. The Service Levels contained in this Section represent the target service performance for the provision of the Hosted Reservation Services. Metrics, measurement, and reporting will create performance assessment measures that apply to operations services in the following three service categories:

•	System availability targets.

•	Metrics, measurement, and reporting.

•	Remedies and corrective action.

9.2	Service Level Targets

9.2.1
System Availability. NAVITAIRE will seek to provide Customer with an overall Minimum System Availability Target of ninety-nine point eight percent (99.8%) of all Reporting Period Minutes for the applicable Reporting Period. Interrupted Service Minutes will be measured and used to determine the percentage of monthly Hosted Services System availability,

(a)	Interrupted Service will be defined as a complete system availability outage, including:

•	NAVITAIRE controlled primary circuit network line being down and will be considered a 100% outage for the purposes of calculating any applicable service credit.

•	NAVITAIRE controlled server or router being down and will be considered a 100% outage for the purposes of calculating any applicable service credit.

•	System Error which causes the system to be completely unavailable and will be considered a 100% outage for the purposes of calculating any applicable service credit.

•	Also included for the purposes of calculating the Service Credits will be the following partial outages (Service Credits not to exceed 100%) that are due to NAVITAIRE'S sole cause and under NAVITAIRE'S sole control.

a)	the inability of booking a reservation at the Customer call center which will be considered a twenty percent (20%) outage for the purposes of calculating any applicable service credit.

b)	the ability of checking in passengers at a single airport at the same time which will be considered a ten percent (10%) outage for the purposes of calculating any applicable service credit.

c)	the ability of checking in passengers at all airports at the same time which will be considered a forty percent (40%) outage for the purposes of calculating any applicable service credit.

d)	the inability of booking a reservation on the Customers booking web site which will be considered a seventy five percent (75%) outage for the purposes of calculating any applicable service credit.

(b)
Network Responsibilities. The diagram below shows those hardware components, network components (excluding the internet), and the software that resides on those components that are owned from a service level perspective by NAVITAIRE and those items that are owned by the Customer. Items that are contained within the dotted-line (in the upper left corner) are the responsibility of Customer. During the event of an Interrupted Service, NAVITAIRE is responsible for errors that occur involving the hardware components, network components, and the software that reside outside of the dotted-line area.

(c)
Planned Downtime. NAVITAIRE acknowledges that the system will be operated, maintained, and upgraded in such a fashion as to minimize the incidents in which the system will be unavailable. It is the expectation that under normal conditions that this Planned Downtime will be less that 60 minutes per week, NAVITAIRE will make reasonable efforts to perform such activities during Customer off-peak hours. In doing so, it is acknowledged that, for temporary periods coordinated with Customer so as to ensure that they occur when Customer's required capacity is expected to be below that which will be available, NAVITAIRE will be permitted to reduce the available capacity of the system. NAVITAIRE will coordinate with Customer to determine the best time for Customer for when the system can be unavailable. It is however, acknowledged and understood that in the event that NAVITAIRE reasonably determines that a critical System Change is required, NAVITAIRE can inform Customer of any required Planned Downtime. NAVITAIRE acknowledges that a precondition to any such activities will be a recovery plan to immediately restore the services to full operations.

9.2.2	Incident Problem Request (IPR) Service Response. NAVITAIRE will commit ton the Emergency response targets below for each IPR logged System Error.

Emergency IPR Response
Customer Communication	Emergency
Acknowledgement and Initial Response	15 minutes
Update	Every 30 minutes

9.2.3	In the event that the overall achieved Minimum System Availability Target in any Reporting Period falls below ninety-nine point nine (99.9%), It is agreed that the parties will engage in an Executive Review Meeting for which a senior officer of NAVITAIRE as well those with knowledge of the cause for such failure will meet at the offices of Customer with the relevant personnel from Customer and will present NAVITAIRE's plan that it will implement to seek to ensure that a Minimum System Availability Target of ninety-nine point nine (99.9%) will be achieved in future Reporting Periods.

9.3	System Errors and Emergencies

9.3.1
System Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost using the Remedy IPR schema. A System Error is defined in Section 9.4.4 of this Exhibit A.

9.3.2
System Error Classification. When Customer reports an IPR for a System Error, it will be assigned a priority based on the severity of the issue. These priorities will be assigned using the following table:

Impact Analysis	Business Functionality
	No loss of business function	Partial loss of business function. Work-around exists	Partial loss of business function. No work-around exists.	Complete loss of business function. Work-around exists.	Complete loss of business function. No work-around exists.
Immediate Impact is significant. Affects many and/or critical users.	NA	Emergency	Emergency	Emergency	Emergency
Immediate impact is moderate. Affects few and/or non-critical users.	Low	Medium	High	High	Emergency
Immediate impact is marginal, Affects few or no users.	Low	Medium	High	Medium	High

An example of an "Emergency" System Error might include:

•	Hosted Reservation Services are totally unavailable due to a NAVITAIRE controlled communication line.

An example of a "High" System Error might include:

•	Cannot change any airline schedules through Schedule Manager.

•	Cannot load new fares through Fares Manager.

•	Unable to generate confirmation itineraries for Internet customers.

•	Settlement files are delayed by one day in being sent to the settlement bank.

An example of a "Medium" System Error might include:

•	Slow system response for specific tasks.

9.3.3	Emergency Response Procedure. In the event of a Customer Emergency, the NAVITAIRE Support Centre may be contacted for assistance, according to the procedures outlined in Section 5.4 of this Exhibit.

9.3.4
NAVITAIRE Support Communication Targets. For High, Medium, and Low IPRs, NAVITAIRE will set the response times as response target times, and these will be measured during the initial months of the Hosted Reservation Services. NAVITAIRE's resolution targets are provided in the Support User Guide, available on NAVITAIRE's Customer Care web site.

IPR Severity Classification and Response Targets
Customer Communication	High	Medium	Low
Acknowledgement and Initial Routing	4 hours	24 hours	48 hours
Updates	Customer will receive electronic notification whenever data is needed or incident is resolved, status changed, or notes updated.

9.4	System Changes

9.4.1
Change Control. All events that impact application software, custom software, systems software, or hardware could be covered by Change Control. The Change Control process effectively plans and facilitates changes to the Hosted Services System, including ownership for mitigating problems that may occur with a change to minimize any associated downtime. This function is responsible for coordinating and controlling all change administration activities (i.e., document, impact, authorize, schedule, implementation control), and determining if and when a change will be implemented in the enterprise environment.

9.4.2
Enhancements. An "Enhancement" is a request for a new report or application or an improvement to an existing application related to usability, performance, additional functionality, or flexibility, Enhancements will be logged in the Software Change Request (SCR) schema in Remedy. Such requests can be in response to:

Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities. Examples include:

•	Taxes, fees, security issues, immigration.

•	Airport technology issues that impact airlines such as bag tag, Common Use Terminal Emulator (CUTE), or CUBE.

Customer requests that are initiated through a direct request, user conference, or through Customer's NAVITAIRE Account Manager. Examples include:

•	Competitive advantage.

•	improved passenger services.

•	Specific client requirements.

•	Improved business management.

Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

•	Cost reduction initiatives.

•	Product obsolescence.

•	Corporate business plan objective.

9.4.3
Urgency Classifications for Enhancements. Enhancements will be assigned a priority according to the criteria in the table below. If there is a disagreement as to the priority of the requested Enhancements, these will be decided between NAVITAIRE Account Manager and Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination

Customer Urgency		Description
Very High (Emergency)
A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Urgent only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.
Note: Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for noncompliance may be required. Due to the nature of an Emergency request, we expect to receive no more than 2-3 such requests per month. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.
Examples: Adding Security Watch - a government or industry requirement that would inflict severe financial penalties if not met and demanded a quick implementation.
Adding the EURO as a form of currency - a specific governmental requirement that was dictated to the customers and demanded a quick implementation.

High	A requirement from a business critical third party or outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on the customer by the third party.
	Note:	Such requests are classified as High to prevent them from becoming Very High/Emergencies. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.
	Examples:	Printing French Itineraries for domestic French flights - a governmental requirement that provided sufficient time to respond to the need. Changing to a new bank - a customer-driven requirement that is critical to customer daily operations.
Medium	Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.
Examples:
Adding support for additional auxiliary services, such as car-hire or insurance.
Adding support of seat assignment capability for Computerized Reservation System (CRS) bookings.
Adding new check-in commands or short-cuts that would save time and effort for the agents.
Adding new features or functions in the Irregular Operations (IROP) program to increase efficiency of passenger handling.

Low	A functional or quality enhancement that corrects an aesthetic problem or improves usability from the customer's perspective. It does not greatly affect or alter core functionality.
Examples:
Enabling a pop-up message of "Are you sure" for bags weighing > 100Kg.
Adding the ability to alter the 'flow' of the SkySpeed booking process as a user configurable option.
Adding support for additional languages for SkySpeed (localization).
Adding more feeds (imports or exports) to third party packages for data sharing. Making minor adjustments to screen layouts or design to increase readability. Adjusting reports to increase readability and decrease questions to support.

9.4.4
System Errors. A System Error occurs when functionality that is included in the NAVITAIRE product user documentation is currently not working on Customer's site in the manner that it is described in the documentation that shall be reasonably up to date.

Note: The Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.
System Errors detected during testing in the Customer's test environment should also be logged through Remedy with a reference to the test database code. NAVITAIRE will respond to all Emergency IPRs for the test environment within five (5) business days.
No failure of any reconfiguration by Customer of a Configurable Template shall be deemed to be or can create a System Error.

9.4.5	Releases. NAVITAIRE software changes are bundled into work units called releases. The type and content of each release will vary according to criteria listed in the chart below.

Criteria	Releases
	Major	Minor	Emergency
Driven by	Strategy and product direction	Bug fixes to previous releases of software	Severity 1 bug fixes or emergency enhancements
Target content	Enhancement - 60% Bug Fix - 25% Emergency - 15%	Enhancement - 25% Bug Fix - 60% Emergency - 15%	Enhancement - 0% Bug Fix - 0% Emergency - 100%
Description	Changes in the architecture, to the database, or that affect many different products in the NAVITAIRE product suite	Bug fixes, new reports, new stand-alone programs or features. Data structure changes that do not impact, the database or architecture	Critical changes to the software stemming from Severity 1 bug fixes or emergency enhancements
Approximate schedule	Annual	Quarterly to monthly	As needed or in the next available release
Implementation requirement	Downtime as required.	Downtime as required.	Downtime as required.

9.4.6
Release Stabilization Period. Following a Major Release as defined in Section 9.4.5 of this Exhibit, Hosted Services System performance for all or some of the Minimum System Availability Targets are subject to a reduction to ninety five percent (95%) during periods of time identified as Stabilization Periods. A Stabilization Period is defined as follows:

•	As used herein, the term "Stabilization Period" means the first thirty (30) days following a Major Release. During the Stabilization Period incidents related to the functionality added for a particular third party service in the release that are directly related to that third party service are exempted from the Service Levels performance target. The Stabilization Period will not apply to Major Release 'sub-releases' or fixes.
During this time NAVITAIRE will work with Customer to periodically evaluate and refine the service level measures applicable to such third party service offerings,

9.5
Notification of Increased Usage. As previously stated in Section 4.3 of this Agreement, Customer agrees to use commercially reasonable efforts to provide NAVITAIRE with the designated advance notice of significant volume increases, according to a NAVITAIRE defined process.

9.6	Service Levels Reporting

9.6.1
General. Regular, standardized Service Levels reporting provides a common denominator, which measures and evaluates service performance. This provides a basis on which conclusions can more easily be drawn as to the actual Service Levels achieved. NAVITAIRE will monitor and measure performance of specified Service Levels items and send a Monthly Performance Report to Customer for review and approval. The report will be structured for Customer's internal use and metrics will be generated and distributed on a monthly basis.

9.6.2	Report Information

•
Monthly Performance Report. The NAVITAIRE Account Manager will submit a Monthly Performance Report by the sixth business day of the subsequent month following the Reporting Period to the Customer Account Liaison. The report will contain the monthly indicator of Service Levels statistics and will be transmitted via email unless otherwise requested by the Customer. The report will also summarize all Interrupted Service Reports for the Reporting Period.

•
Interrupted Service Report. The NAVITAIRE Account Manager will provide an Interrupted Service Report, created by the Global Support Centre, following an outage or Interrupted Service. This report will summarize circumstances, identified cause (if known)

and will outline any identified corrective action. Each Interrupted Service Report will be given a tracking number for reference on the Monthly Performance Report.

9.6.3
Report Follow Up. If Customer has any questions or objections to the report, they will notify their NAVITAIRE Account Manager within ten (10) business days of receiving the report and NAVITAIRE shall respond within ten (10) business days of notification. If the parties cannot agree on the measurements reported, the matter will be escalated to the respective Executive Sponsors, and, if still unresolved, will be escalated as outlined in Section 19.5 of this Agreement (dispute resolution procedures).

9.7	Review and Correction

9.7.1
NAVITAIRE Account Manager Review. In addition to Support Centre Support and Emergency services, the NAVITAIRE Account Manager will coordinate a teleconference with the Customer Account Liaison within twenty-four (24) hours of the Interrupted Service to discuss the details outlined in the Interrupted Service Report and to update the Customer on any identified cause or status. The NAVITAIRE Account Manager will close the Interrupted Service Report with the Customer Account Liaison upon final report of identified cause and any outline of corrective action.

9.7.2
Executive Review. Upon the request of the NAVITAIRE or Customer Account Liaison, an Executive Sponsor teleconference and a further escalation to the CEO or President level of each company may be made depending on the severity of the Interrupted Service.

9.8
Remedies and Corrective Action. The remedies and corrective action described below will be applied with respect to each Reporting Period, which commences sixty (60) days following completion of Implementation Services. Conflict and Exhaustion of Provisions as stated at the beginning of this Exhibit will apply to this Section,

9.8.1
Corrective Action. The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors. In the event that Minimum System Availability Targets are not met during the Reporting Period, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period. NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet future Minimum System Availability Targets.

9.8.2
Failure Notification. Upon a second failure of NAVITAIRE to meet Minimum System Availability Targets, the issue shall be escalated to the CEO or President level of each company. Customer may notify NAVITAIRE, in writing, of the failure to meet Minimum System Availability Targets. Upon receipt of such notice, NAVITAIRE will begin reporting System Availability in weekly Reporting Periods and will communicate to Customer within five (5) business days and in writing the status of improvement in performance. Subject to the remaining terms hereof, if NAVITAIRE fails to meet the Minimum System Availability Target for the Hosted Reservations Services in any given calendar month (Reporting Period) in any consecutive twelve (12) month period, NAVITAIRE will provide Customer a credit of the Monthly Recurring Service Fees for such month according to the following schedule:

(i)	First Month Service Level is missed - [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services as multiplied by the applicable percentage of outage as detailed in Section 9.2.1 of this Exhibit A.

(ii)	Second Month Service Level is missed - [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services as multiplied by the applicable percentage of outage as detailed in Section 9.2.1 of this Exhibit A.

(iii)	Third Month Service Level is missed - [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services as multiplied by the applicable percentage of outage as detailed in Section 9.2.1 of this Exhibit A.

(iv)	Fourth Month Service Level is missed - [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services as multiplied by the applicable percentage of outage as detailed in Section 9.2.1 of this Exhibit A.
Additionally, in the event that the NAVITAIRE fails to meets a 2nd tier of the Minimum System Availability Target, which is ninety nine point five (99.5%), an additional [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services will be added to the applicable credit due Customer as defined above.
Additionally, in the event that the NAVITAIRE fails to meets a 3rd tier of the Minimum System Availability Target, which is ninety eight percent (98%), an additional [***] of the Monthly Recurring Service Fees for the Hosted Reservations Services will be added to the applicable credit due Customer as defined above.
If NAVITAIRE fails to meet the Minimum System Availability Target for the Hosted Reservations Services for [***] or more months in any twelve (12) month period, Customer may terminate this Agreement in accordance with Section 5.2.1 of the Agreement hereof. Additionally, NAVITAIRE will use commercially reasonable efforts to work with Customer and its selected vendor to move the data to another reservation system vendor, charging the Customer for time and materials.

EXHIBIT B
INTENTIONALLY LEFT BLANK
HOSTED REVENUE MANAGEMENT SERVICES - SKYPINE

EXHIBIT C
NAVITAIRE CONTACTS
NAVITAIRE agrees to provide contacts for the following areas. Customer should use these contacts as necessary. Customer contact with non-authorized NAVITAIRE personnel may result in direct Consultation Fees as described in Exhibits A, B and F.

1	NAVITAIRE Global Support Centre Contact
The following number is to be utilized as described in Exhibits A, B and F:
(U.S.) Telephone: (800) 772-3355 4414

2	NAVITAIRE Account Manager
NAVITAIRE agrees that the following individual is authorized to communicate with the Customer on behalf of NAVITAIRE with respect to account management, project funding, performance, and other commercial issues with respect to the Hosted Reservation Services:

Name:	Phone:

Title:	Fax:

Address:	E-mail:

3	NAVITAIRE Account Executive Sponsor
NAVITAIRE agrees that the following individual is responsible for Executive Sponsorship and for business issue escalation:

Name:	Phone:

Title:	E-mail:

Address:

4	NAVITAIRE Account Technical Sponsor
NAVITAIRE agrees that the following individual is responsible for Technical Sponsorship and for Emergency escalation:

Name:	Phone:

Title:	E-mail:

Address:

5	NAVITAIRE Financial Contacts
Customer may contact the NAVITAIRE Finance Department at the following regarding payments, invoices or other financial issues:

Name:	Julie Madigan	Phone:	(612) 317-7503

Title:	Director, Finance	E-mail:	julie.madigan@navitaire.com

Fax:	(612) 317-7070

Name:	Gordon Evans	Phone:	(801) 947-7878

Title:	Vice President	E-mail:	gordon.evans@navitaire.com

Fax:	(801) 947-7801

EXHIBIT D
CUSTOMER CONTACTS
NAVITAIRE agrees to use the following for its initial and primary contacts with the Customer.

1	Customer Emergency Contact
Customer agrees that the following number is available and will be answered after-hours for NAVITAIRE's use in case of an emergency related to the Hosted Services. Failure for NAVITAIRE to obtain an answer from this Emergency Contact will prevent NAVITAIRE from providing support during an emergency. This may cause the system to be unavailable until such time that a Customer Emergency Contact may be reached.
Telephone:

2	Customer Account Liaison
Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services:

Name:	Phone:

Title:	Fax:

Address:	E-mail:

3	Customer Revenue Management Contact (if applicable)
Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Revenue Management Services. If no Customer Revenue Management Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in Section 5 in this Exhibit.

Name:	Phone:

Title:	E-mail:

Fax:

4	Customer Executive Sponsor
Customer agrees that the following individual is responsible for Executive Sponsorship and for Emergency escalation:

Name:	Phone:

Title:	E-mail:

Fax:

5	Customer Authorized Support Contact(s)
Customer may designate up to two (2) primary Customer Authorized Support Contacts. The Customer Authorized Support Contact(s) shall be the only persons authorized to access the NAVITAIRE telephone and Internet technical support systems, as described in Exhibits A, B and F on behalf of Customer.

Name:	Phone:

Title:	E-mail:

Fax:

Name:	Phone:

Title:	E-mail:

Fax:
In addition, Customer may designate up to two (2) individuals that will act as alternates for the Customer Authorized Support Contacts. The designated alternate(s) for the Customer Authorized Support Contact(s) are:

Name:	Phone:

Title:	E-mail:

Fax:

Name:	Phone:

Title:	E-mail:

Fax:

6	Customer Financial/Accounts Payable Contact
Customer agrees that the following individual(s) is(are) the proper accounting contacts to whom all invoices and accounting documents will be delivered. These contacts will see to the timely payment of all invoices for services rendered under this Agreement.

Name:	Phone:

Title:	E-mail:

Address:

7	Customer Revenue Accounting Contact (if applicable)
Customer agrees that the following Individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to Hosted Revenue Accounting Services. If the Customer Revenue Accounting Contact is listed in this Section, NAVITAIRE will contact the Customer Authorized Support Contact(s) in Section 5 in this Exhibit.

Name:	Phone:

Title:	E-mail:

Fax:

EXHIBIT E
POWERED BY NAVITAIRE® MARK
The following terms and conditions shall apply to Customer's use of the Powered by Navitaire Mark (the "Mark"), as described in Section 4.10 of this Agreement.

1	Use of the Mark
Customer agrees to and shall acknowledge and credit NAVITAIRE by using the Mark. Such requirements are more specifically outlined in Section 2 herein.

2	Guidelines for Using the NAVITAIRE Wired Mark

2.1	Sizing and Placement Requirements. Custom shall reasonably use the Mark to credit NAVITAIRE as follows:

2.1.1	NAVITAIRE will provide Customer with digital reproductions of the Mark in approved colors (including black and white) and sizing for use by Customer. The Mark may not be redrawn, typeset, altered or visually modified or distorted in any manner unless approved by NAVITAIRE in writing.

2.1.2
The Mark may only be used to indicate access to the Hosted Services System, specifically the SkySales® products or any publicly available application (e.g. web page, kiosk, etc.) which uses the NAVITAIRE Application Program Interfaces (APIs) for booking, check-in or flight information purposes.

2.1.3	Suggested sizing of the Mark is 115 pixels in width, and the proportions of the Mark shall be reasonably preserved. NAVITAIRE will provide modified digital marks for applications larger than 115 pixels in width.

2.1.4	The Mark should be placed on a contrasting background so that the Mark is clearly visible against its background.

2.1.5	A minimum amount of empty space must be left between the Mark and other objects on the screen. The Mark must appear by itself, with a suggested spacing of 20 pixels between each side of the Mark and other graphics imagery (typography, photography, illustrations, etc.) on the page.

2.1.6	Customer shall not combine the Mark with any other feature including, but not limited to, other marks or logos, words, graphics, photos, slogans, numbers, design features, or symbols.

2.1.7	Individual graphic elements of the Mark may not be used as design features on the travel product, travel product packaging, documentation, collateral materials, advertising, or for any purpose other than as permitted herein.

2.1.8	The Mark is an official mark and shall at all times remain the property of NAVITAIRE. The Mark includes graphic elements and accompanying words. The Mark shall always be expressed as an integrated whole.

2.1.9	NAVITAIRE may change the Mark or substitute a different mark at any time; provided however that NAVITAIRE provides ninety (90) days prior written notice.

2.2.0	Color Treatment. Approved Mark colors (included in the Mark as supplied by NAVITAIRE) are:

2.2.1
Two Color Applications. The Mark must be used in the colors supplied by NAVITAIRE, which are medium blue for "Powered by Navitaire" and light blue for the 'swoosh' below the NAVITAIRE portion of the graphic.

2.2.2	Black and White Applications. An all black Mark or an all white Mark may be used if this color scheme is more compatible with Customer's website branding.

2.3
Location. The Mark shall appear on all booking and information pages associated with SkySales booking products or on any publicly available application (e.g. web page, kiosk, etc.) which uses the NAVITAIRE Application Program Interfaces (APIs) for booking, check-in purposes and as otherwise specified by NAVITAIRE.

2.4	Quality Control

2.4.1	NAVITAIRE reserves the right to conduct spot checks on the travel product to ensure compliance with this policy.

2.4.2	Customer must correct any deficiencies in the use of the Mark within ten (10) business days after receiving notice from NAVITAIRE.

2.4.3	NAVITAIRE reserves the right to terminate Customer's license to use the Mark and, if necessary, take action against any use of the Mark that does not conform to these policies, infringes any NAVITAIRE intellectual property or other right, or violates other applicable law.

3	License Grants and Restrictions

3.1	NAVITAIRE hereby grants to Customer a worldwide, non-exclusive, non-transferable, royalty-free, revocable, personal right to use the Mark solely in conjunction with the travel product in the manner described in the guidelines set forth in Section 2 of this Exhibit, and as may otherwise be reasonably prescribed by NAVITAIRE from time to time, subject to the terms and conditions of this Agreement and this Exhibit.

3.2	All rights not expressly granted reserved by NAVITAIRE. Customer acknowledges that nothing in this Exhibit shall give it any right, title or interest in the Mark or any part thereof, other than the license rights granted herein. Customer may not use or reproduce the Mark in any manner whatsoever other than as described in Section 2 of this Exhibit.

3.3	Customer agrees that it will not at any time dispute or contest: (a) the validity of the Mark or any registrations of the Mark, whether now existing or hereafter obtained; (b) the exclusive ownership by NAVITAIRE, its successors or assigns, of the Mark or of any registrations of the Mark, whether now existing or hereafter obtained; (c) the exclusive ownership by NAVITAIRE of the present and future goodwill of the business pertaining to the Mark; or (d) NAVITAIRE's right to grant to Customer the rights and privileges conferred by the foregoing license.

4	No Further Conveyance
Customer small not assign, transfer or sublicense any right granted herein in any manner without the prior written consent of NAVITAIRE.

EXHIBIT F
INTENTIONALLY LEFT BLANK
HOSTED WEB SERVICES

EXHIBIT G
HOSTED REVENUE ACCOUNTING SERVICES

Conflict and Exhaustion of Provisions
In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1	Definitions
As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Agreement, the definition set forth in this Exhibit shall control.

1.1	Customer Revenue Accounting Contact has the meaning set forth in Exhibit D.

1.2	Direct Consultation has the meaning set forth in Section 5.5 hereof.

1.3	Executive Sponsors has the meanings set forth in Exhibits C and D.

1.4	Support Centre means the NAVITAIRE facility that accepts phone and Internet based Customer support tool service requests related to Hosted Services.

1.5	Scope Analysis has the meaning set forth in Section 3.5 hereof.

1.6	System Error has the meaning set forth in Section 10.1.1 hereof.

2	Scope of Services
NAVITAIRE will provide certain services and support functions during the term of this Agreement related to the Hosted Revenue Accounting Services and related applicable products. The Hosted Services System infrastructure capacity will be established and configured for Customer's operations based on flight segment volume estimates provided by Customer. NAVITAIRE will provide:

X	SkyLedger Hosted Revenue Accounting Services, including:

•	PNR XML, Credit Shell XML, Voucher XML, Agency Billing and Commissions XML and the Flight Following XML from the NAVITAIRE Hosted Reservation Services.

•	Creating account posting data for the events related to the XML input files.

•	Providing a reporting capability from the summary journal level with a drill down capability to the PNR level.

•	Providing the ability to map accounting events to airline specified general ledger accounts.

•	Providing an output file for the airline to create an electronic interface to the general ledger.

5	No Endorsement

5.1	Customer may not use the Mark in any way as an endorsement or sponsorship of the travel product by NAVITAIRE.

5.2	Customer shall not use the Mark in any manner that disparages NAVITAIRE or its products or services, infringes any NAVITAIRE intellectual property or other rights, or violates any state, federal or international law.

6	Termination

6.1	NAVITAIRE reserves the right at its sole discretion to terminate or modify Customer's license to use the Mark at any time.

6.2	Customer may terminate its use of the Mark by: (a) terminating the Agreement as permitted therein; and (b) terminating Customer and/or Users access to the Hosted Services System.

6.3	Upon termination of the Agreement, any and all rights and or privileges to use the Mark shall expire and use of the Mark shall be discontinued.

7	The Mark

NOTE:	The Mark above is depicted for print clarity, The required minimum size of 115 pixels in width is smaller than the above depiction.
Customer will be responsible for transferring data from the Hosted Revenue Accounting Services to Customer's general ledger. Such functionality is specifically excluded from NAVITAIRE's Hosted Revenue Accounting Services.

3	Implementation Services

3.1
Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Revenue Accounting Services to the Customer. Unless otherwise specified, these services do not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of the Customer and must meet the minimum specifications as required by NAVITAIRE.

3.2
Virtual Private Network (VPN) Connectivity. If Customer desires to use a virtual private network (VPN) for connectivity to Hosted Revenue Accounting Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and any cost which may apply, provided, however, that NAVITAIRE will fully document any cost for which it will seek reimbursement under the foregoing, and the additional fee that will apply.

3.3
Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements for client portion of application, as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4
System Integration Services. As Customer uses the NAVITAIRE Hosted Reservation Services, NAVITAIRE will integrate daily reservations activity XML extract files from NAVITAIRE Hosted Reservation Services into the Hosted Revenue Accounting Services.

During the implementation of the Hosted Revenue Accounting Services and before production use of such services, NAVITAIRE will assist in the assessment of the transfer of the general ledger output file from the Hosted Revenue Accounting Services application. The Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. For future integration services, NAVITAIRE will, upon request, provide an estimate, however, any services will be provided on a time and materials basis.

3.5	Scope Analysis

3.5.1	NAVITAIRE will conduct a Scope Analysis to gather information on Customer's desired use of the Hosted Revenue Accounting Services and outline functional capabilities of the Hosted Services System. During the Scope Analysis, NAVITAIRE will work with Customer to conduct a business process review that will define the scope of the implementation project. The Scope Analysis deliverable will be a statement of work, which defines project scope, project plan, project schedule, including NAVITAIRE and Customer responsibilities, used to determine the Target Date.

3.5.2	The Hosted Revenue Accounting Services installation process will include:

•	Set up of physical and database environments

•	Data import services

•	Initialization of the Hosted Revenue Accounting Services software

•	Import/load of reference and historical data

•	Technical and functional testing

•	User Training

•	Conversion plan

During the Scope Analysis phase, these will be incorporated into an implementation work plan with input from Customer.

3.6
Customer Site Services. NAVITAIRE will assist Customer with the testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. Customer shall be responsible for the cost of troubleshooting or connecting the Customer's internal network. Additional technical support for on-site assistance after the initial conversion for production use of the Hosted Revenue Accounting Services shall be quoted on a project basis at the request of the Customer using the rates as outlined in Section 9.3 of this Exhibit G.

3.7	Initial Training Services. NAVITAIRE will supply the following training and Customer agrees to participate in such training for the Hosted Revenue Accounting Services:

3.7.1	Up to a maximum of three (3) days which may be attended by up to a maximum of three (3) Customer employees at the NAVITAIRE corporate offices located in Minneapolis, Minnesota or other location as mutually agreed. Training phases will include a follow up review of two (2) days approximately sixty (60) days after going live with the Hosted Revenue Accounting Services. If Customer desires on-site initial training, Customer will be responsible for providing the training site, all required computer hardware, stable technical environment, and any related expenses including NAVITAIRE trainer(s) travel and out-of-pocket expenses. All training will be conducted in English.
Topics will include the revenue accounting concepts used in the Hosted Revenue Accounting Services, user and administrative features and functions. Customer must complete basic computer familiarization and Windows training for all trainees prior to the initial training. As Customer is contracting to use the NAVITAIRE Hosted Reservation Services, and the Hosted Revenue Accounting Services uses the data extracts from this system, trainees must also have completed a basic course on the features and functions of the Hosted Reservation Services.

3.7.2	Customer will be provided an electronic copy of the manual in Adobe Acrobat (PDF) format for download via the NAVITAIRE web site. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

3.8	Project Reporting

3.8.1	During the course of Implementation Services, the NAVITAIRE Hosted Revenue Accounting Services Project Manager will coordinate status reporting with the NAVITAIRE Hosted Reservation Services Project Manager. Following completion of installation of the Hosted Reservation Services, the NAVITAIRE Hosted Revenue Accounting

Services Project Manager will provide Customer with status on the remaining Implementation Services for Hosted Revenue Accounting Services as follows: (a) Weekly Project Plan Update and Status Report: (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

(a)
Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer each Monday during the provision of Implementation Services. This report will include updated status on the process and an updated project plan. A list of the following week's tasks and goals will be included in the report.

(b)
Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, party responsible, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1 - 5, 1 being most critical. Below is a description of each priority:

•
Priority 1 - Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the Target Date completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

•	Priority 2 - High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 - Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•
Priority 4 - Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE's Internet based customer support tool.

•	Priority 5 - Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

(c)
Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with the Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	Beginning on the Effective Date of this Agreement, NAVITAIRE agrees to work with Customer, using commercially reasonable efforts, to plan, coordinate, and to make progress toward completion of the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with the Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services. Depending on requirements for the loading of data included in the four XML Input files outlined as Interface Files in Section 7 below, into the Hosted Revenue Accounting Services and conversion, the project timeline and Target Date for Implementation Services of Hosted Revenue Accounting Services will be determined as part of the implementation project plan.
During the course of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date as requested by the Customer for completion of applicable portions of Implementation Services. The Target Date for completion of implementation Services is no later than four (4) weeks after the first date that passengers are checked in at the airport using the Host Reservation Services. NAVITAIRE and Customer will detail dependencies of the project plan, in order to confirm the Target Date achievability.

3.9.2	NAVITAIRE recommends at least four (4) weeks of data included in the four XML Input files outlined as Interface Flies in Section 7 below, containing Customer's open PNR data from NAVITAIRE's Hosted Reservation Services, prior to activation and initialization of the Hosted Revenue Accounting Services. Open PNR data will include future flight segments as well as any past unflown segments which still have a positive remaining balance which have not been converted to a voucher or credit shell.

3.9.3	Typical timelines for implementation average four (4) months for full project implementation. The Hosted Revenue Accounting Services implementation process will be conducted in parallel with the NAVITAIRE Hosted Reservation Services implementation (if applicable), however, the Hosted Reservation Services conversion to production will normally precede the conversion of the Hosted Revenue Accounting Services implementation.

3.9.4	The NAVITAIRE Hosted Revenue Accounting Services implementation team will have an assigned project lead and central contact point that will interface with the Customer Revenue Accounting Contact during the Implementation Services period.

3.9.5	If Customer is implementing Hosted Reservation Services concurrently with the Hosted Revenue Accounting Services implementation, the NAVITAIRE Revenue Accounting project lead will communicate and coordinate with the primary Hosted Reservation Services project manager during the Hosted Reservation Services implementation effort. After Hosted Reservation Services conversion, the NAVITAIRE Revenue Accounting project lead will communicate status with the Customer Project Manager.

3.9.6	Upon completion of the Implementation Services as described in Section 3 of this Exhibit, NAVITAIRE will provide written notification to the Customer Revenue Accounting Contact or Customer Account Liaison named in Exhibit D of this Agreement.

4	Data Circuits

4.1
Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication dedicated, dial-up, or wireless circuits used by Customer in connection with the transmission of data between the Hosted Services System and the Customer's site(s), as stated in Section 4.9 of this Agreement. It is anticipated that Customer will use the same primary and back-up data circuits to transmit data for the Hosted Revenue Accounting Services as those used to support the delivery of the Hosted Reservation Services. Customer shall be responsible to ensure that the data circuits are capable of handling the additional data volume required for the Hosted Revenue Accounting Services. If Customer wishes to use any alternative arrangement to the Hosted Reservation Services data circuits, Customer must forward this request to NAVITAIRE for approval.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Revenue Accounting Services data center will be located in Minneapolis, Minnesota, USA.

•	The Customer's primary facility will be located in Miramar, Florida, USA. The Customer will be permitted to move the primary facility upon reasonable notice to NAVITAIRE. Customer will be responsible for any costs incurred by NAVITAIRE due to the move of the Customer's primary facility. The Customer will also be permitted to maintain one or more backup facilities in its discretion at Customer's sole cost.

5	Included Support

5.1
Support Centre Support. NAVITAIRE will include English-speaking Support Centre Support via e-mail, Customer Internet support tool, or telephone. An up-to-date version of NAVITAIRE's Support User Guide will be available to Customer on NAVITAIRE's Customer Care web site.

The allotment of hours for included support is for the specified period only and may not be carried forward. Allotted monthly hours of Support Centre Support are not deducted for Emergencies, System Error reporting and use of the online support system. All other related hours are deducted in fifteen (15) minute increments with a minimum of fifteen (15) minutes per occurrence. This support is subject to the following levels:

5.1.1
Initial Support. Included in the first thirty (30) days following the implementation of Hosted Revenue Accounting Services, Customer is allotted, at no additional charge, a maximum number of included Support Centre Support hours as described in Exhibit G, Section 9.3. If Customer utilizes the Support Centre more than the allotted number of hours, the Support Fees in Section 5.3 hereof will apply.

5.1.2
Basic Support. After the expiration of initial support, Customer is allotted, at no additional charge, a maximum number of included Support Centre Support hours as described in Exhibit G, Section 9.3. If Customer utilizes the Support Centre more than the allotted number of hours, the Support Fees in Section 5.3 hereof will apply.

5.2
Hours - Non-Emergency. NAVITAIRE Support Centre Support for Hosted Revenue Accounting Services is available Monday - Friday, 7am - 7pm CDT/CST, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day and New Year's Day).

5.3	Support Rate. Charges for additional support hours exceeding the applicable initial or basic support for the Support Centre will be invoiced at the rate specified in Section 9.3 of this Exhibit.

5.4
Available Assistance. The NAVITAIRE Support Centre may be contacted for assistance. All services are in English, unless otherwise specified in this Agreement. This Section 5.4 outlines procedures for reporting Emergencies, errors, and requests.

5.4.1
Emergency. An Emergency is defined as the Hosted Revenue Accounting Services not functioning for the Customer due to an Interrupted Service. A Hosted Revenue Accounting Services Interrupted Service is defined as an outage due to:

•	NAVITAIRE controlled primary circuit network line being down,

•	NAVITAIRE controlled server or router being down, or

•	System Error,
which prevents the delivery of the daily Postings Report or the general ledger output file on the last day of the accounting period.

Note:	The Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.

Interrupted Service due to Customer misuse of the Hosted Services System will incur Support Fees at the rate specified in this Exhibit, Section 9.3.
The NAVITAIRE Support Centre may be reached, without charge, in the event of an Emergency twenty-four (24) hours per day, seven (7) days per week by calling the number provided in Exhibit C, Section 1.
The Customer will be requested to call the Support Centre and report the Emergency, in English, to the representative, or if all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return the Customer's call within fifteen (15) minutes with an acknowledgement and initial response to the Customer.
Provided the Emergency is due to an outage of the Hosted Revenue Accounting Services, NAVITAIRE will advise Customer regarding the status of the error or problem and the anticipated period to resolution. During normal business hours, both the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation.
Customer is required to provide NAVITAIRE with an after-hours emergency contact number in Exhibit D, which will be answered by the Customer when called by the NAVITAIRE support representative.

5.4.2	Error Reporting. Customer may report an identified Hosted Revenue Accounting Services System Error at no additional cost through the Support Centre or the Internet based customer support facility.

5.4.3	Request Reporting. Customer may utilize the NAVITAIRE Internet support tool to contact the NAVITAIRE Support Centre electronically for the following service requests:

•	Enhancement Requests

•	New product concepts or requests

•	Additional training requests

•	Consulting services
These services are subject to the fees as described in Section 9.3 of this Exhibit and are accepted at the discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated. The Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

5.5
Direct Consultation. Direct Consultation is defined as Customer-initiated contact directly to NAVITAIRE revenue accounting research & development personnel, thereby bypassing the NAVITAIRE Support Centre. The rates for Direct Consultation will also apply to any Customer issue which requires NAVITAIRE research & development personnel assistance that is not related to the resolution of a System Error. (Examples of this might include assistance with Customer's non-standard data extracts or data queries, etc.) Direct Consultation will be invoiced at the applicable rate described in this Exhibit.

5.6	Third Party Interfaces

5.6.1	NAVITAIRE will only supply and support defined interfaces to third party systems utilized by the Customer if listed in this Section.

5.6.2	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other.

6	Scheduled Maintenance
The Hosted Revenue Accounting Services will be available to Customer for normal application operations Monday - Friday from 8:00 AM to 8:00 PM, local Customer time. The hours of 8:00 PM to 8:00 AM will be used by NAVITAIRE for daily processing, including updates, optimization and creation of scheduled reports. Saturdays and Sundays will be used by NAVITAIRE for software installations, database backups, database maintenance, operating system patches, third party software upgrades, hardware maintenance, and hardware upgrades. If Customer requires access to the Hosted Revenue Accounting Services outside of normally available hours, Customer may request additional access through an IPR, with at least one (1) business day's advance notice. NAVITAIRE will make a concerted effort to minimize impacts of scheduled downtime during Customer's normal business hours.

7	Hosted Revenue Accounting Services Functionality
The table below outlines the included functionality expected to be available in NAVITAIRE's Hosted Revenue Accounting Services. This list may be expanded or modified in the future based upon new releases.

Hosted Revenue Accounting Services - SkyLedger
General Features
•	Captures financial events for NAVITAIRE reservation activity and relates the activity to the relevant financial accounting period.
•	Maintains a historical PNR, Voucher, and Credit Shell database with a separate version whenever a financial change occurs.
•	Provides periodic financial reporting with accounting period integrity.
•	Provides a financial audit trail for financial activity related to the life of each PNR.
•	Provides a financial audit trail for each accounting entry down to the specific transaction event detail.

•	Provides data retention for PNRs, Vouchers, Credit Shells and accounting details.
•	Includes a web based report creation tool which enables the user to create and view a set of reports.
•	Provides the ability to map accounting events to airline specified general ledger accounts for reporting or electronically interfacing to the airline's general ledger system.
•	Provides financial detail in the airline's designated "host" accounting currency without loss of the sales currency in the reporting data.
•	Provides the ability to re-map transactions and automatically reprocess those affected by the mapping changes.
•	Provides a pre-defined set of reports for critical accounting events with the flexibility of these reports being available in text, PDF, or Excel.
•	Provides simple proration of fare over each leg within a given through segment.
•	Provides flexibility to map account numbers to specific transactional data elements, e.g. aircraft type, tax code, or country code.
•	Accepts credit card settlement data at the PNR level from the Customer's Payment Service Provider or NAVITAIRE's Payment Service, performing accounting for settled and chargeback amounts.
•	Support accounting for multi-company structure when more than one airline operates within the Hosted Reservation system.
Reports
Accounting Reports
•	Account Center Balance Report*. Displays account / center balances for each of the carrier's accounts.
•	Journal Entry Detail Report*. Displays account / center balances grouped by Journal Entry.
•	Activity Balance Report*. Summarizes daily postings by account event / account type.
•	Account Mappings Report. Displays all relevant information related to an account mapping for a user-specified company code, effective period, account event and account type.
•	Bulk Mappings Report. Displays the contents of all lists available for the Bulk Mappings user interface.
•	Suspense Report. Displays account items that are currently in suspense.
Revenue Reports
•	Revenue By Distance*. Displays base and gross revenue by seat mile/kilometer on a specific date or within a specified date range for flights between two cities.
•	Revenue by Fare Class*. Displays revenue by fare class on a specific date or within a specified date range.
•	Revenue by Flight*. Displays revenue by average seat mile/kilometer for individual flights.
•	City Pair Load Factor*. Displays passenger totals, load factor, ASM, Revenue, RPM, yield, RASM, and other data by city pair as well as by individual flights serving each city pair.
•	Earned / Unearned Revenue*. Displays information on earned and unearned revenue for flights between a designated city pair including analysis by booking date and equipment type.

•	Route Profitability Report*. Displays a summary of revenue and costs by route. Costs must be entered through the Expenses User Interface before the report can be used.

Business Reports
•	Credit Shell / Voucher Expiration*. Lists expired credit files, credit shells and vouchers for a specified time period.
•	Fees and Discounts*. Displays fees and discounts, by currency and type, entered into the system.
•	Tax History*. Displays information for selected tax payments.
•	Payment Report*. Displays information about payments made against a PNR grouped by date, agent or type based on parameters specified.
•	Flight Reconciliation Report*. Displays Flight Statistics and what has been received and accounted for within SkyLedger.
•
Unearned Revenue Liability Report*. Displays all PNRs for which the total unearned revenue posted to the accounting detail database is not equal to the total amount of earned, no-show, and expired revenue. This report will provide the user with exposure to their unearned revenue liability (items sold, but not flown).

•	Delta Report*. Displays all transactions for which the total debit and credit amount do not balance for the account specified by the user

Operational Reports
•	Extract Load Errors Report. Displays all transactions that could not be successfully loaded to the historical database.
•
Reconciliation Report*. Daily report that is used to ensure all transactions listed on the historical database are also posted to the accounting detail database with the appropriate amounts. Only discrepancies between the historical and accounting database are displayed.

*indicates report drills down into one or more sub and/or detail reports.
Modules and Interfaces
Modules
•	PNR Load. Accept PNR XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.
•	Voucher Load. Accept Voucher XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.
•	Credit Shell Load. Accept Credit Shell XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.
•	Flight Following Load. Accept Flight Following XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.
•	Agency Billing and Commission Load. Accept Agency Billing and Commission file from the NAVITAIRE reservation system, validate file, and load to database.
•	Credit Card Settlement Load. Accept credit card settlement data from the Customer's payment service provider, validate file, and load to database.
•	PNR Version History. Version incoming PNR and insert a control row to trigger action by the accounting generator.

•	Voucher Version History. Version incoming Voucher and insert a control row to trigger action by the accounting generator.
•	Credit Shell Version History. Version incoming Credit Shell and insert a control row to trigger action by the accounting generator.
•	Flight Following Version History. Version incoming Flight and insert a control row to trigger action by the accounting generator.
•	Accounting Generator. Generate accounting transactions based on prior versions of PNR, Voucher and Credit Shell comparing differences to determine what financial events have changed.
•	Account Mapping. Assign an account period, company code, journal entry, debit/ credit account/ center to a specific accounting transaction.
•	Remap Request. Identify and process the transactions that must be reversed and remapped as a result of modifications to the account mapping table.
•	Re-conversion Request. Identify and process the transactions that must be reversed and reposted as a result of modifications to the currency conversion rate table.
•	Account Reversal. Update the accounting detail table to reverse all accounting related to the transaction key provided.
•	Transaction Reconciliation. Ensure the accounting database is in sync with the historical transaction database.
•	Monthly Close Processing. Perform a variety of actions related to the close of an accounting period.
•
Simple Proration. Retrieve air miles for each leg within a given through segment and divide the fare among the constituent legs. Alternatively the square root of air miles can be used to divide the fare among the constituent legs.

•	Expiration. Generate accounting to relieve liability related to unused transactions (PNRs, Credit Shells, Vouchers) following a user-specified expiration period.
•	Purge. Delete fully-used, closed transactions from the historical and accounting databases following a user-specified retention period.
•	General Ledger Creation. Extract all accounting records in local and/or host currency on a daily or monthly basis to be fed via XML interface into the Customer's General Ledger system.
Interface Files
SkyLedger is populated by the XML extract files provided by the NAVITAIRE reservation system. The main output of the SkyLedger system will be the general ledger feed, which supplies the data that can be interfaced into the Customer's financial system. Please note that each of the interface files listed below has a standard file specification and all files accepted or created by the SkyLedger system must be formatted in accordance with these file specifications.
Inputs:
•	PNR XML. Daily XML Extract from the NAVITAIRE reservation system with PNR / Passenger information such as booking, flown, or payments.
•	Credit Shell XML. Daily XML Extract from the NAVITAIRE reservation system with Credit Shell information such as creation of, usage.
•	Voucher XML. Daily XML Extract from the NAVITAIRE reservation system with Voucher information such as creation of, usage.

•	Flight Following XML. Daily XML Extract from the NAVITAIRE reservation system with flight information such as origin, destination, or passenger counts.
•
Agency Data XML. XML extract from the NAVITAIRE reservation system with agent and contact information. This information is used to allow mapping by department and location for certain accounting events.

•	Agency Billing and Commissions File. Comma-delimited extract file from the NAVITAIRE reservations system with commission allocations at a PNR level (optional).
•	Credit Card Settlement XML. XML extract from the carrier's payment service provider with credit card settlement information provided at the PNR level (optional).
•
PNR On Hold Extract File (Open Skies Only). Record Locators that were put on hold in the reservation system. Any associated accounting to these record locators is backed out since they are no longer valid bookings on the reservation side.

Outputs:
•	General Ledger Feed. Daily/Monthly general ledger feed out of SkyLedger to an Customer's general ledger system to update the journal entry / account balances
User Interface
SkyLedger provides a user interface for: a) viewing and managing accounts, b) viewing journals and account mappings to allow customization accounts, and c) viewing journal entries to track how transactions are applied to those specific accounts. The following six user interfaces will be included in SkyLedger:
•
Accounts. The accounts user interface will be used to insert, update, and delete entries from the SkyLedger account table, center table, and company account center table. These tables in turn are used to validate entries to the SkyLedger account mapping table.

•
Journal Maintenance. The journal maintenance user interface will be used to insert, update, and delete entries on the SkyLedger journal entry table. This table in turn will be used to validate entries to the SkyLedger account mapping table.

•
Journal Approval. The journal approval user interface will be used to approve the debit/credit balance for each journal entry. Please note that this interface is intended to be used in conjunction with the SkyLedger journal entry detail report. Quality Assurance and management approval of a journal entry is required before data related to this journal entry may be bridged to the user via the automated monthly G/L feed (where the carrier has requested user-approval of the journal entry balance).

•
Mappings. The mappings user interface will be used to insert, update, and delete entries from the SkyLedger account mapping table. This table in turn will be used to assign a debit account/center and credit account/center to accounting transactions based upon the type of accounting event (account event/account code) and the specific characteristics of the transaction (mapping fields). The account mapping table also enables individual accounting transactions to be classified under the proper company code and journal entry.

•	Currency Maintenance. This user interface will allow the user to enter the exchange rate from each currency to the host currency at the company level with an effective date for each exchange rate.

•
Service Types. This user interface will allow the carrier to identify each service type and specify whether or not the revenue related to that service will be earned at the time of booking or the time of flight.

Revenue Accounting System Data Storage and Access
General Features
•	Online access for historical revenue accounting system data up to 12 months from current date.
•	Access to historical revenue accounting system data more than 12 months prior is available via archive database application or standard media (e.g. tape) stored offsite. Access to data more than 12 months prior is provided upon request through Internet based customer support facility at a price to be quoted upon receipt of such request.
Revenue Accounting System Add-On Functionality
Inbound Interline

SkyLedger can identify bookings associated with inbound interline and operating codeshare requests and consolidate the information for accounting and billing purposes. SkyLedger facilitates billing and settlement by creating invoices, reports and output files.
Additional Reports provided include:
•	Outward Billing Report. Displays revenue and billable tax information by flight and partner for interline transactions.
Additional Interface files include:
•	Invoice Summary Report. Displays interline invoice summary information based on the ATA/IATA Interline Passenger Summary Invoice format.
•	Invoice Coupon Report. Displays interline invoice details based on the ATA/IATA Interline Passenger Summary Invoice format.
•	Billing File. This file is created by SkyLedger and contains invoice and transaction details for interline billable activity. File format is based on the Interline Data Exchange Centre (IDEC) format.
•	Passenger Reconciliation Data File. This file is created by SkyLedger and should be sent to the partner airline to advise them a flight has operated.
•
Web F12 File. This file is an electronic claims file created by SkyLedger containing Forms One and invoice details only and enables Clearing House members to electronically communicate with the Clearing House system in order to submit electronic Forms One and generate an electronic Forms Two.

•	Currency Conversion File. This file is required for SkyLedger. It can either be the IATA 5-day rate if settling through the clearinghouse, or a file of currency rates from Open Skies.
Additional User Interfaces provided include:
•	Interline Configuration. Allows an airline to configure various properties related to outward billing for each partner airline.

•	Billing Request. Enables the airline to request the creation and transfer of one or more outward billing files/reports.
•	ISC Detail Application. Allows an airline to specify specific ISC rates that apply at the segment level.

8	Customer Hardware, Software, Connectivity and Network Requirements

8.1
Software Use and Upgrades. Subject to Article 7.3 of the Agreement, Customer is required to maintain the latest version of supported NAVITAIRE and related third party software as directed by the NAVITAIRE Support Centre. Upon receipt of upgraded software, newer versions or software, or notification of third party software updates, Customer must update their software version(s) within thirty (30) days. Failure to complete the advised upgrades may result, at NAVITAIRE's option, in the suspension of Included Support, as described in Section 5 of this Exhibit.

8.1.1	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other.

8.2
Equipment Specifications. The equipment specifications below outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Revenue Accounting Services and applicable products. Unless otherwise specified in this Section, the equipment and software listed below are the responsibility of the Customer. All specifications are subject to change, provided that not change may not place an unreasonable financial or operational burden on Customer. Customer will be provided with not less than sixty (60) days notice of incremental hardware upgrade requirements.

Hosted Revenue Accounting Services - SkyLedger
The Hosted Revenue Accounting Services is anticipated to be a browser based application. NAVITAIRE will advise Customer of supported web browser versions to access the Hosted Revenue Accounting Services no later than thirty (30) days prior to a required change.
Workstation:
•	Windows XP
•	Microsoft Office
•	2.0 gHz Intel Pentium 4 Processor with MMX (or higher)
•	512 MB RAM (or higher); AGP and PCI bus; 100-133 MHz FSB
•	17" Monitor minimum
•	Internet Explorer Version 6.0 or higher
•	100 MB Network Card (with 100 MB network, end to end)
Network Hardware, Software
•
Data Circuits: Customer must already have or must install the necessary equipment and circuits to support their primary revenue accounting site and any remote locations. NAVITAIRE requires a LAN/WAN network supporting TCP/IP protocols.

•	Routers, DSU/CSUs, and Modems: Customer should contact NAVITAIRE for recent information regarding supported routers and other network communication equipment.
•
IP Addressing: NAVITAIRE requires that all hosted Customers use Internet Registered IP addresses on all client workstations or devices that require connectivity to the Hosted Revenue Accounting Services. Alternatively, NAVITAIRE requires a NAT (Network Address Translation) router to be installed behind the NAVITAIRE gateway router. The NAT must then have the Internet Registered IP address.

•
Customer Provided Data Circuits: NAVITAIRE requires a review of the proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, NAVITAIRE will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by the Customer and the third party supplying the data circuit(s). If VPN connectivity is desired, VPN providers require NAVITAIRE approval.

8.2.1	Data Circuits. Customer must arrange and pay for necessary circuits for Hosted Revenue Accounting Services file transmissions. NAVITAIRE may act as the Customer's agent to order and facilitate installation of these circuits upon written request by the Customer.

9	Fee Schedule
All fees in this Section are specified in USD.

9.1	Service Fees

9.1.1	Monthly Recurring Service Fees - Revenue Accounting Services/Products:

Year	Hosted Revenue Accounting Services SkyLedger
Flat Monthly Fee
[***]	[***]

9.1.2	Settlement for Inbound Interline and Operating Codeshare Agreements
The SkyLedger functionality required to create the settlement data supporting inbound interline and operating codeshare agreements needs to be enabled for each interline or codeshare partner. Test data will be provided to the NAVITAIRE Customer partner to ensure the data is successful prior to going into production. NAVITAIRE will charge a flat fee per interline / codeshare partner to cover the cost of testing and sign-off by the partner airline:

Description	Fees (Per Each Interline or Codeshare Partner)
Settlement for Inbound Interline and Operating Codeshare Agreements	[***] per Partner (pricing subject to change for any additional partner added after January 1, 2009)

9.2	Implementation Fees

Product/Service Description	Implementation Fees* (Including Training)
Hosted Revenue Accounting Services	[***]
Reporting Service Tool	[***]

*	Implementation Fees exclude travel expenses and any new development.

9.3	Support Fees
Included Support is listed in this Exhibit G, Section 5.

Support Centre Support	Fees
Initial Support: During the initial support period, as defined in Section 5.1.1 of this Exhibit, Support Centre Support for Hosted Revenue Accounting Services is included in the initial support for Hosted Reservation Services as outlined in Exhibit A, Section 8.3.
[***]
Basic Support: After the initial support period, Support Centre Support for Hosted Revenue Accounting Services is included in the basic support for Hosted Reservation Services as outlined In Exhibit A, Section 8.3.
[***]
Additional Normal Hourly Support, Additional Training Requests, or Additional Development scheduled through NAVITAIRE: User support more than initial or basic support hours or as otherwise described in the Agreement.
[***]

Engineer Direct Support: Expert support for revenue accounting and Customer third party systems or interfaces as scheduled through the NAVITAIRE Support Centre.	[***]
Direct Consultation Support: Customer initiated contact directly to NAVITAIRE research & development personnel and other direct consultation, thereby bypassing the NAVITAIRE Support Centre.	[***]

9.4	Other Fees

Other Fees	Fees
Custom Programming	[***]
Dedicated Account Management	[***]
Business Process and Consulting Services	[***]

9.5
Payment of Implementation Fees. Immediately upon signing this Agreement, all Implementation Fees are due and payable. The Implementation Fee due on signing is USD [***]. Any remaining balances of all Implementation Fees are due and payable on the earlier of: (a) the first day of production use of the Hosted Revenue Accounting Services; or (b) the Target Date as detailed in this Exhibit G, Section 3.9.1 provided, however, that NAVITAIRE does not request a delay as described in this Exhibit G, Sections 9.6.2 and 9.6.4.

9.6
Fee Commencement after Implementation. The following four (4) scenarios will determine the commencement schedule for the monthly recurring Service Fees as outlined in Section 9.1 of this Exhibit and the due date for the remaining balances of the implementation fees:

9.6.1
Implementation by Target Date. Upon availability of the Hosted Revenue Accounting Services for use by Customer, effective on the Target Date as detailed in this Exhibit G, Section 3.9.1, all remaining implementation fees are due and applicable monthly recurring Service Fees will commence. These fees will commence regardless of actual use of Hosted Revenue Accounting Services or subsequent delay by Customer.

9.6.2
Requested Delay by NAVITAIRE. In the event that NAVITAIRE requests a delay in order to complete remaining Implementation Services, the remaining implementation fees will be due and applicable monthly recurring Service Fees will commence only on the earlier of the actual date of completion of Implementation Services or the new Target Date. NAVITAIRE will provide written notice of the new planned Target Date and outline remaining Implementation Services.

9.6.3
Requested Delay by Customer. In the event the Customer requests a delay in the completion of Implementation Services past the Target Date, remaining implementation fees are due and any monthly recurring Service Fees will remain effective. Such requested delay may result in rescheduling portions or all of the remaining Implementation Services to the next available timeframe as evaluated by NAVITAIRE, unless mutually agreed in writing otherwise.

NAVITAIRE reserves the right to apply additional implementation fees as are necessary when rescheduling the Implementation Services due to Customer request. All fees as described in the Agreement and Exhibit G, Section 9.2 are to be applied based on the scheduled Target Date.

9.6.4
Mutual Agreement for Delay. In the event that both NAVITAIRE and the Customer agree to delay in order to complete the required Implementation Services, the remaining implementation fees will be due and the applicable monthly recurring Service Fees will commence on the newly agreed Target Date for the Implementation Services.

10	System Errors and System Changes

10.1	System Errors

10.1.1
System Error Definition. A System Error occurs when functionality that is included in the NAVITAIRE product user documentation is currently not working on Customer's site in the manner that it is described in the documentation.

Note:	Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.
System Errors detected during testing in the Customer's test environment should also be logged through the NAVITAIRE internet support tool with a reference to the test database code. NAVITAIRE will respond to all Emergency IPRs for the test environment within five (5) business days.

10.1.2
System Error Reporting. Customer may report an identified Hosted Revenue Accounting Services System Error at no additional cost using the Remedy IPR schema. A System Error is defined in Section 10.1.1 above.

10.1.3	System Error Classification. When Customer reports an IPR for a System Error, it will be assigned a priority based on the severity of the issue. These priorities will be assigned using the following table:

Impact Analysis	Business Functionality
	No loss of business function	Partial loss of business function. Work- around exists	Partial loss of business function. No work- around exists.	Complete loss of business function. Work- around exists.	Complete loss of business function. No work- around exists.
Immediate impact is significant. Affects many and/or critical users.	NA	Emergency	Emergency	Emergency	Emergency
Immediate impact is moderate. Affects few and/or non-critical users.	Low	Medium	High	High	Emergency
Immediate impact is marginal. Affects few or no users	Low	Medium	High	Medium	High
Examples of an "Emergency" System Error might include:

•	Hosted Revenue Accounting Services are totally unavailable due to NAVITAIRE controlled communication line.

•	Customer did not receive the daily Postings Report.
An example of a "High" System Error might include:

•	Reporting Services is not displaying data accurately.
An example of a "Medium" System Error might include:

•	Slow system response for specific tasks.

10.1.4	Emergency Response Procedure. In the event of a Customer Emergency, the NAVITAIRE Support Centre may be contacted for assistance, according to the procedures outlined in Section 5.4 of this Exhibit.

10.2	System Changes

10.2.1
Change Control. All events that impact application software, custom software, systems software, or hardware could be covered by Change Control. The Change Control process effectively plans and facilitates changes to the Hosted Revenue Accounting Services system, including ownership for mitigating problems that may occur with a change to minimize any associated downtime. This function is responsible for coordinating and controlling all change administration activities (i.e., document, impact, authorize, schedule, implementation control), and determining if and when a change will be implemented in the enterprise environment.

10.2.2
Enhancements. An "Enhancement" is a request for a new report or application or an improvement to an existing application related to usability, performance, additional functionality, or flexibility. Enhancements will be logged in the Support Centre Support tool. Such requests can be in response to:

(a)	Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities.

(b)	Customer requests that are initiated through a direct request, user conference, or through Customer's NAVITAIRE Account Manager. Examples include:

•	Competitive advantage

•	Improved passenger services

•	Specific client requirements

•	Improved business management

(c)	Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

•	Cost reduction initiatives

•	Product obsolescence

•	Corporate business plan objective

10.2.3
Urgency Classifications for Enhancements. Enhancements will be assigned a priority according to the criteria in the table below. If there is a disagreement as to the priority of the requested Enhancements, these will be decided between NAVITAIRE Account Manager and

Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination.

Customer Urgency		Description
Very High (Emergency)	A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Urgent only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.
	Note:	Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for non-compliance may be required. Due to the nature of an Emergency request, we expect to receive no more than 2-3 such requests per year. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.
High	A requirement from a business critical third party or outside Influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on the customer by the 3rd party.
	Note:	Such requests are classified as High to prevent them from becoming Very High/Emergencies. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.
Medium	Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.

Low
A functional or quality enhancement that corrects an aesthetic problem or improves usability from the customer's perspective. It does not greatly affect or alter core functionality.
Examples: Adding more feeds (imports or exports) to 3rd party packages for data sharing.
Making minor adjustments to screen layouts or design to increase readability.
Adjusting reports to increase readability and decrease questions to support.

10.2.4	Releases. NAVITAIRE software changes are bundled into work units called releases. The type and content of each release will vary.

10.2.5	Month End Closure. SkyLedger operates with two (2) accounting periods open at all times. Prior to closing the accounting month end, Customers must ensure that following are managed:

•	All flights for that month have been set to "Close" within the NAVITAIRE Reservation system.

•	All no-show passengers on all flights for the month have been set to "No-Show".

•	Balance in the SkyLedger Suspense account has been cleared to "Nil" balance or to a reasonable level.
Customers are required to close the accounting period within the first five (5) working days of the next month (e.g. July 2007 accounting month would be set to close by August 7th, 2007). Customers are requested to log an IPR to request NAVITAIRE Operations to close the accounting month. For example:

•	July and August 2007 accounting periods are open

•	July accounting period is closed no later than Monday, August 7th, 2007

•	As soon as July 2007 is closed September 2007 accounting period will be open
In the event Customer has not requested the earliest accounting to be closed prior to the start of the third month (in the example above this is September 2007) the NAVITAIRE Operations will close the accounting period (July in the above example). The Customer will be provided 24 hours notice that the accounting period will be scheduled for closure. This is to ensure that September booking data can be loaded and accounting is generated without any delays.
If NAVITAIRE Operations confirms the accounting close is to be scheduled and the Customer does not accept this, the Customer will be responsible for any incurred costs associated with holding back and the loading of data for subsequent months. Effort is chargeable based on time and materials at the rates listed in Section 9.3 of this Exhibit.

AMENDMENT NO. 1 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 1 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of October 23, 2007, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Service Agreement dated as of February 28, 2007 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amended the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment to add Data Store Products to the Agreement, as follows:

a)	Scope of Services. Data Store Products are added to Section 2, Scope of Services, of Exhibit A.

X	Data Store Workbench

b)	Functionality. The following functionality is added to Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A, as follows:

Data Store Workbench
General Features
The Data Store Workbench (DSW) offers customers read only access to the Historical Operational Data Store (HODS) and Data Warehouse (DW) data, as well as read/write access to the Data Store Workbench (DSW) database, for custom reporting, extraction, transformation, and loading.

Customers can create and store custom objects in the DSW database, located on the same physical server as the HODS and DW, but cannot create custom objects in or modify the HODS or DW data.
The DSW database size is capped at 50GB.
Database user privileges are limited to DDL_ADMIN.
NAVITAIRE IT staff provides basic database administration services for the DSW Database which include standard data backup and recovery support.
Job scheduling is not permitted on the DSW database server. If implemented, customers will host scheduling services on their servers at their location (e.g., SQL Server Integration Services packages).
Standard New Skies reports continue to run against the HODS.
NAVITAIRE provides the following services for the Data Store Workbench:
Delivery of data committed to the New Skies database via replication articles, typically within thirty (30) minutes
Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.
Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication, and support processes.
Note: This product is designed for light custom reporting and moving reservations data to another database, data warehouse, or other system outside of the New Skies environment for processing. Due to the detailed transactional nature of the data store database, this product does not support heavy data processing tasks. If replication to the HODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries.

c)	Services Fees. The following is added as Section 8.1.6, Monthly Recurring Services Fees - Data Store Products, of Exhibit A, as follows:
[6.2.26] [Navitaire Hosted Services Agmt - Amendment No. 1.pdf] [Page 1 of 3]

8.1.6	Monthly Recurring Service Fees - Data Store Products.

Description	Data Store Products
Monthly Fee
Data Store Workbench	[***]

d)	Implementation Fees. The following is added to Section 8.2, Implementation Fees, of Exhibit A, as follows:

Data Store Products - Data Store Workbench	[***]

2.	Amendment to replace Section 3.10.3, of Exhibit A, in its entirety, as follows:

3.10.3
Data Import Services. NAVITAIRE will automatically convert and process 18 months of Customer's historical PNRs into the Hosted Services System. If additional NAVITAIRE staff is required to perform the historical data conversion, all work will be billed on a time and materials basis using the standard Support Fees quoted in Section 8.3 of Exhibit A. Customer will be notified in advance prior to any such work being performed. The data conversion process will take place in three steps:

Extract. An extract process will retrieve all reservations that have a flight record with an open future travel date. Only complete, or valid, reservations will be extracted from the previous reservation system data file.

i
Conversion. After a 'block' of reservation data is extracted, the corresponding output file will be transferred to the new environment. A data validations routine will perform audits of the data quality.

i
Import. Upon completion of the first extract file of clean data, an import routine will transfer the clean data to the New Skies compliant databases in segmented extracts. While the first is transferring, a concurrent process will commence on the second extract, transfer and import to expedite data transfer.

3.	Amend to replace Paragraph 3 of Section 4.3, of the Agreement, in its entirety, as follows:
NAVITAIRE normally provides Customer with three (3) months of on-line historical PNR data. Data storage requirements in excess of three (3) months are charged an additional service fee. Navitaire will provide Customer with a total of eighteen (18) months data storage capacity for completed travel historical PNR level booking activity detail available on-line and accessible from the Hosted System interfaces. The fees outlined in Exhibit A, Section 8.1.4 will apply to the additional fifteen (15) months of excess data storage capacity. Standard Support Fees quoted in Section 8.3 of Exhibit A shall apply for investigation of questions or issues logged regarding converted historical PNRs.

4.	Amendment to add Additional Test Environment to the Agreement, as follows:

a)	Scope of Services. Additional Test Environment is added to Section 2, Scope of Services, of Exhibit A.

X	Additional Text Environment

b)	Service Fees. The following is added as Section 8.1.7, Monthly Recurring Service Fees - Additional Test Environment, of Exhibit A, as follows:

[6.2.26] [Navitaire Hosted Services Agmt - Amendment No. 1.pdf] [Page 2 of 3]

8.1.7	Monthly Recurring Service Fees - Additional Test Environment.

Description	Monthly Fee
Additional Test Environment	[***]

c)	Implementation Fees. The following is added to Section 8.2, Implementation Fees, of Exhibit A, as follows:

Additional Test Environment	[***]

5.
No other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provision of the Agreement by any party hereto.

6.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement.

7.	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs, and assigns.

8.
Conflict of Provision. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

By:	/s/ J. Dabkowski
Its:	Managing Director

CUSTOMER

By:	/s/ Scott Allard
Its:	VP, CIO

Airline: SPIRIT

[6.2.26] [Navitaire Hosted Services Agmt - Amendment No. 1.pdf] [Page 3 of 3]
AMENDMENT NO. 2 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 2 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of May 15, 2008, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Service Agreement dated as of February 28, 2007 as amended, (the "Agreement") pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amended the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add Work Orders to the Agreement, as follows:

a)	Recitals. The following is added to the Recitals of the Agreement.

•	Navitaire, Inc., wholly owned by Accenture, is an airline technology services company, which provides various services such as hosted reservation and revenue management services to airline companies worldwide. Navitaire, Inc. will be the Service Provider for all NPS Services and Deliverables provided under this Agreement, if applicable.

b)	Definitions. The following are added to Section 1, Definitions, of the Agreement.

•
Deliverables means Materials that are originated and prepared for by Customer by the Service Provider (either independently or in concert with Customer or third parties) and delivered to Customer during the course of the NPS Services under this Agreement, within the scope of a Work Order, as described in the Work Order form included in Exhibit H of this Agreement. Deliverables shall include NAVITAIRE Property.

•
Materials mean work product and other materials, including without limitation, reports, documents, templates, studies, software programs in both source code and object code, specifications, business methods, tools, methodologies, processes, techniques, solution construction aids, analytical frameworks, algorithms, know-how, processes, products, documentation, abstracts and summaries thereof.

•	NPS means Navitaire Professional Services, a division of NAVITAIRE that specializes in providing custom solutions to NAVITAIRE customers.

•
NPS Services means the services performed for Customer on a time and materials basis by the Service Provider within the scope of a Work Order, as described in the Work Order form included in Exhibit H of this Agreement.

c)	Entire Agreement and Amendments. Section 19.1, Entire Agreement and Amendments, of the Agreement is replaced in its entirety with the following:
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19.1
Entire Agreement, Amendments, and Work Orders. This Agreement and its Exhibits constitute the entire agreement between NAVITAIRE and Customer, and supersede any prior or contemporaneous communications, representations, or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party. Additional time and materials work to be performed under the commercial terms of this Agreement may be outlined in a Work Order, in a form similar to the example attached as Exhibit H, signed by an authorized representative of Customer and Service Provider. Without limiting the foregoing, both parties acknowledge that each may use preprinted forms, invoices, and/or other forms as it deems fit. The parties agree that, in the event of conflict between the text of such a form and this Agreement, the terms and conditions of this Agreement will prevail. No additional or different terms contained in any such form will be of any force or effect.

d)	Exhibit H. Exhibit H, Work Order Terms and Form, is added to the Agreement, as shown as Attachment 1 to this Amendment.

2
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provision of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

4	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs, and assigns.

5
Conflicts of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Agreement, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

[Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth below:

NAVITAIRE INC.

By:	/s/ J. Dabkowski
Its:	Managing Director

Date: Dec 15, 2008

CUSTOMER

By:	/s/ Scott Allard
Its:	VP, CIO

Airline: Spirit

Date: 12/1/2008
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ATTACHMENT 1
EXHIBIT H
WORK ORDER TERMS AND FORM
The purpose of this Exhibit H is to define additional Terms exclusively applicable to NPS Services and Deliverables and provide the Work Order form under which such NPS Services and Deliverables will be provided.

1	Additional Terms

1.1	Customer's Operation and Use of Deliverables. Customer is responsible for its operation and use of Deliverables and for ensuring that the Deliverables meet Customer's requirements.

1.2	Limited Warranties and Remedies

1.2.1	Notwithstanding anything contained in this Agreement, the following sections will apply to the NPS Services and Deliverables, in lieu of Section 10.2 of the Agreement.

1.2.2	NAVITAIRE warrants that its NPS Services will be performed in a good and workmanlike manner. NAVITAIRE agrees to re-perform any NPS Services not in compliance with this warranty brought to its attention in writing within thirty (30) days after those NPS Services are performed. Additionally, NAVITAIRE warrants that its Deliverables which are original content shall materially conform to their relevant specifications, for a period of thirty (30) days from delivery to Customer. NAVITAIRE agrees to correct any such Deliverable not in compliance with this warranty brought to its attention in writing within thirty (30) days after delivery of such Deliverable to Customer. THIS SECTION IS NAVITAIRE'S ONLY EXPRESS WARRANTY CONCERNING THE NPS SERVICES, ANY DELIVERABLES AND ANY WORK PRODUCT, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, INFORMATIONAL CONTENT, SYSTEMS INTEGRATION, NON-INFRINGEMENT, INTERFERENCE WITH ENJOYMENT OR OTHERWISE.

1.2.3
Exclusions. The NAVITAIRE warranties under Section 1.2.2 of this Exhibit do not apply to any noncompliance resulting from any: (a) Customer-Furnished Items; (b) use not in accordance with this Agreement or any applicable Work Order; (c) modification, damage, misuse or other action of Customer of any third party; (d) combination with any goods, services or other items provided by Customer or any third party to the extent that the noncompliance arises out of such combination with the Deliverables provided under this Work Order, or (e) any failure of Customer to comply with this Agreement or any applicable Work Order to the extent that the failure to comply by the Customer causes NAVITAIRE's noncompliance. Further, NAVITAIRE does not warrant that the Deliverables or any other items furnished by NAVITAIRE under this Agreement or any Work Order are free from bugs, errors, defects or deficiencies. NAVITAIRE warrants that the Deliverable, when delivered to the Customer, shall not knowingly contain any virus, Trojan horse or self-replicating code.

1.2.4
Changes in Third Party Products. The NAVITAIRE warranty obligations in regard to a Deliverable will apply only where the version, release or model of any Third Party Product used in conjunction with such Deliverable is the same as that specified in the applicable Work Order.

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1.2.5
Third Party Products. Except as otherwise agreed upon by the parties in writing (e.g., in the applicable Work Order), the warranties, obligations and liabilities of NAVITAIRE and the remedies of Customer with respect to Third Party Products or any other materials, tangible or intangible, provided by a third party in connection with this Agreement will be limited to whatever recourse may be available against the third party provider of such Third Party Products or materials and are subject to such additional restrictions and other limitations as may be set forth in the applicable Work Orders.

1.2.6	Customer-Furnished Items. NAVITAIRE MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY CUSTOMER-FURNISHED ITEMS.

1.2.7
Remedy. Customer's sole and exclusive remedy for any claim arising out of the NPS Services and Deliverables shall be for NAVITAIRE, upon receipt of written notice, to use commercially reasonable efforts to re-perform the NPS Services or correct the Deliverables as stated above, or failing that, NAVITAIRE will return the fees paid to NAVITAIRE for the portion of the work related to the breach.

1.3	License.

1.3.1	Notwithstanding anything contained in this Agreement, the following section will apply to the NPS Services and Deliverables, in lieu of Section 7.1 of the Agreement.

1.3.2	After acceptance of a Deliverable by the Customer, and pending final payment, NAVITAIRE hereby grants to Customer a revocable, nontransferable, non-exclusive unpaid right and license to use, copy, modify and prepare derivative works of such Deliverable for purposes of Customer's internal business only. Upon final payment, NAVITAIRE shall grant to Customer a perpetual, nontransferable, non-exclusive, paid-up right and license to use, copy, modify and prepare derivative works of the Deliverables, for purposes of Customer's internal business only. All licenses granted will be subject to any restrictions applicable to any third party materials embodied in the Deliverables. To the extent any Deliverable contains NAVITAIRE Confidential Information, it shall be subject to Section 9 of the Agreement. All other intellectual property rights in the Deliverables shall consist of NAVITAIRE Property, as defined in Section 7.2 of the Agreement.

1.3.3	The License does not include the right to, and Customer will not directly or indirectly: (a) grant any sublicense or other rights to any Deliverables; (b) authorize any other party to grant any sublicense with respect to any Deliverables; (c) reverse engineer, disassemble or decompile any of the Deliverables or attempt to discover or recreate the source code to any Deliverables; or (d) remove, obscure, or alter any notice of copyright, trademark, trade secret, or other proprietary right related to the Deliverables.
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2	Form of Work Order
[Customer]
WORK ORDER
IRP ######
PROJECT NAME: Project Name
NAVITAIRE TEAM: Navitaire Professional Services (NPS)
NAVITAIRE POINT OF CONTACT: [SAM, CAM, or IPM]
This Work Order is effective as of Month Day, 20XX and is entered pursuant to the , as amended, (the "Agreement") by and between , a corporation ("NAVITAIRE"), and , a corporation ("Customer"), dated as of Month Day, 20XX. Unless this Work Order is fully-executed by both parties: (a) the estimated dates of performance and total dollar amount will expire forty-five (45) days after the effective date shown above; and (b) the work outlined herein will not commence.
Navitaire, Inc. wholly owned by Accenture, is the Service Provider for all NPS Services and Deliverables provided under this Work Order.

1.	Scope of Work. The following will be provided to Customer (on and/or off-site):

•	Plan

•

•	Analyze

•

•	Design

•

•	Build

•

•	Test

•	Assist Customer in resolving issues identified during QA and/or user acceptance testing results.

•	Deploy

•

•	Manage Project

•	A delivery manager will monitor project status on a weekly basis for the duration of the project.

•	A portfolio manager will monitor resource utilization, expenses, and billing statistics for the duration of the project.

•	Depending on the scope and duration of the project, status information may occasionally be documented and distributed to interested parties.
Out of Scope: Customer is responsible for the following:

•	Performing project management duties as required by Customer's business needs.

•	Creating and executing QA test cases and performing user acceptance on the solution.

2.	Assumptions: The following assumptions are made:

•	Customer shall perform those tasks and fulfill those responsibilities specified in this Work Order ("Customer Responsibilities") so that Service Provider can perform NPS Services and provide Deliverables. Customer understands that Service Provider's performance is dependent on Customer's timely and effective performance of Customer Responsibilities under this Work Order and timely decisions and approvals by Customer.

•	Service Provider shall be entitled to rely on all decisions and approvals of the Customer in connection with the NPS Services or Deliverables.
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3.	NPS Services and Deliverables: The following NPS Services and/or Deliverables will be provided to Customer:

•

4.
Payment: Customer agrees to pay NAVITAIRE for the total actual work performed under this Work Order and for NAVITAIRE's expenses outlined in Section 6 below. The actual billable costs for this Work Order will be invoiced to Customer on a monthly basis, subject to the payment terms specified in the Agreement.

5.	Estimated Dates of Performance: [Project Duration - Month Day, Year - Month Day, Year]
The total effort estimated for this project by component:

Project Component	Hours	% of Total
Plan	0	0%
Analyze	0	0%
Design	0	0%
Build	0	0%
Test	0	0%
Deploy	0	0%
Manage Project	0	0%
ESTIMATED TOTAL	0	100%
A team of [Team Size (#)] resource(s) will begin this engagement on [Month Day, year] for [Duration in Weeks (#)] weeks. The date(s) listed are provided as an estimate only. Work may progress up to two (2) weeks beyond the estimated completion date without any further action required by either party. Work necessary beyond this date will require creation of new incident Problem Request (IPR) and Work Order.

6.	Estimated Total Dollar Amount: $x,xxx USD:

Expense Component	Cost
Resources	$0
Travel and other related expenses	$0
ESTIMATED TOTAL	$0
This is a time and materials based Work Order. The hours and dollar amounts represent a good faith estimate based on information provided by Customer to the Service Provider. As such, the actual hours required to complete the NPS Services and Deliverables and/or the actual Travel and other related expenses may be more or less than the total estimated above.
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7.	Planned Hosting Solution
Customer Hosted
NAVITAIRE Hosted
N/A or covered in existing Hosted Reservation Services Agreement
If the proposed solution is to be hosted by NAVITAIRE and is not already included within the scope of the Agreement, an Amendment for the hosting services will be required.
IN WITNESS WHEREOF, the parties hereto have executed this Work Order as of the date set forth below.

Signed for and on behalf of	Signed for and on behalf of

CUSTOMER*	SERVICE PROVIDER

By:	By:

Name:	Name:

Title:	Title:

Company:	Date:

Date:
*Please indicate your agreement by signing and sending to:
NAVITAIRE, Inc.
Attn: Gordon Evans
Fax Number: (801) 947-7801
A fully-executed copy will be returned for your records.
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[6.2.27] [Navitaire Hosted Services Agmt - Amendment No. 2.pdf] [Page 8 of 8]
AMENDMENT NO. 3 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 3 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of November 21, 2008, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of February 28, 2007, as amended (collectively the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add APIS Quick Query "AQQ" to the Agreement, as follows:

a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X APIS Quick Query "AQQ"

b)	Functionality. The following is hereby added to Exhibit A, Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services of the Agreement, as follows:

APIS Quick Query "AQQ"
General Features - APIS Quick Query
• Ability to request real-time automated screening and processing of passenger data prior to printing a boarding pass.
• Process can be invoked via:
• Web check-in
• Airport counter check-in
• Kiosk check-in
• IATC (Inter-Airline Through Check-in)
• Boarding Process
• Includes integration with SkySpeed, SkySales, Reporting, and core New Skies processing.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

1

c)	Service Fees. The Monthly Recurring Services Fees - APIS Quick Query Connectivity Services/Products are hereby added to Exhibit A, Section 8.1.8 of the Agreement, as follows:

8.1.8	Monthly Recurring Services Fees - APIS Quick Query Connectivity Services/Products. (Applicable only if selected in Section 2 of Exhibit A.)

Description	APIS Quick Query Connectivity Services/Products
Requires Base AVS Type B/Teletype
Monthly Infrastructure and Support Fee	[***] minimum fee per month (includes 150,000 AQQ segments)*
Per Segment Transaction Fee	[***] per segment above 150,000 AQQ segments

*	Any APIS Quick Query segment volumes collectively for all transactions above the included 150,000 AQQ segments will incur the additional Monthly Recurring Service Fees outlined in Section 8.1.8 above.

Note:	Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of the Customer.

d)	Implementation Fees. The Implementation Fees in Exhibit A, Section 8.2, are amended to include the following:

Product/Service Description	Implementation Fees (including Training)
APIS Quick Query "AQQ"	[***]

*	Implementation Fee excludes travel expenses but does include the development fee. Implementation Fee will be invoiced to Customer upon signature of this Amendment.

2	Amendment to correct the Seasonality Allocation Schedule of the Agreement, as follows:

a)
Seasonality Allocation Schedule. The two paragraphs immediately preceding the Seasonality Allocation Schedule and the Seasonality Allocation Schedule, located in Section 8.1.1 Recurring Service Fees - Core Services/Products, are hereby replaced in their entirety, as follows:

Customer may designate the seasonality allocation of the Annual Minimum Guarantee of Passengers Boarded over the Agreement year. For example, if the Customer specified seasonality allocation for month 1 is 10% and the Annual Minimum Guarantee of Passengers Boarded for that year is 7,000,000, the minimum monthly amount invoiced and due would be 700,000 multiplied by the applicable Per Passenger Boarded fee. If the actual Passengers Boarded is in excess of this number then the amount for actual number of Passengers Boarded will be invoiced.

2

Customer may designate changes to the Seasonality Allocation Schedule once each year. Changes to the Seasonality Allocation Schedule will be made in writing and acknowledged by both parties. Unless the parties mutually agree otherwise, prior to March 31 of each year, the Seasonality Allocation for the upcoming year will remain unchanged. The minimum Seasonality Percentage for any given month will be six percent (6%) or higher. The Drop Down Rate will apply for Passengers Boarded in excess of the Number of Guaranteed Minimum Passengers Boarded per month, as detailed in the Seasonality Allocation Schedule.
Seasonality Allocation Schedule

Month	Guarantee Schedule for June 2008 - May 2009 Seasonality Percentage	Number of Guaranteed Minimum Passengers Boarded per month based on Annual Guaranteed Minimum Passengers Boarded (% multiplied by AMGPB)**	Minimum Monthly Fee
June	[***]	[***]	[***]
July	[***]	[***]	[***]
August	[***]	[***]	[***]
September	[***]	[***]	[***]
October	[***]	[***]	[***]
November	[***]	[***]	[***]
December	[***]	[***]	[***]
January	[***]	[***]	[***]
February	[***]	[***]	[***]
March	[***]	[***]	[***]
April	[***]	[***]	[***]
May	[***]	[***]	[***]

*	All passengers boarded in excess of these monthly minimum guarantees will be invoiced per terms described in Section 6.3 of this Agreement.

**	The total of this column will always equal the applicable year of Annual Minimum Guarantee of Passengers Boarded (AMGPB).

3
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

4	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

6
Conflict of Provisions. In the even that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

3
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:	/s/ S. Dabkowski
Its:	Managing Director

Date:	Jan 10, 2009

CUSTOMER

By:	/s/ Scott Allard
Its:	VP, CIO

Date:	Dec 17, 2008

Airline:	Spirit
4
AMENDMENT NO. 4 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 4 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of August 17, 2009, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc. a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of February 28, 2007, as amended by: (1) Amendment No. 1 dated as of October 23, 2008; (ii) Amendment No. 2 dated as of May 18, 2008; and (iii) Amendment No. 3 dated as of November 21, 2008 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add Secure Flight to the Agreement, as follows:

a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:

X Secure Flight

b)	Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services. as follows:

Secure Flight
Interim Solution - Secure Flight for New Skies 2.3 r2 series
• Transmit Secure Flight Passenger Data (SFPD) using low-priority batch messages
• Ability to deliver passenger records to DHS in a series of batch messages, which will be processed seventy-two (72) hours prior to the scheduled time of departure for qualifying flights.
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• Ability to generate messages for each booking, on each qualifying flight, that will contain full SFPD information as available in the reservation at that time. Transmission numbers and sequence numbers will not be used; however, PNR and passenger unique reference numbers will be included.

• Ability to pass flight information that will include host airline operational legs in a single New Skies journey.

• Batch responses from DHS will be accepted then dropped (boarding pass printing results will not be stored).

• Generate interactive transmission during check-in which will be used to obtain authorization for boarding pass issuance for all passengers.

• Ability to generate New Passenger messages per passenger for the host airline operational legs being checked in, including any lap infant accompanying the passenger.

• Ability to halt check-in of a passenger upon receipt of an Inhibited or Error response.

• Ability to allow agent to indicate photo ID has been verified for an additional attempt to obtain clearance.

• Accept and acknowledge unsolicited messages from DHS.

• Ability to accept unsolicited messages from DHS and generate an acknowledgement to DHS indicating the checked-in status of the passengers(s) contained within.

• Ability to inhibit boarding of passengers already checked in who receive a more restrictive boarding pass printing result in the unsolicited message.

• Ability to determine if APIS or SFPD documentation is required for an itinerary.

• Ability to accept or generate the appropriate SFPD as well as APIS data during AQQ processing, based on itinerary.

c)	Monthly Recurring Service Fee. The Monthly Recurring Services Fees - Secure Flight Connectivity Services/Products are hereby added as Exhibit A, Section 8.1.9, as follows:

8.1.9	Monthly Recurring Services Fees - Secure Flight Connectivity Services/Products. (Applicable only if selected in Section 2 of Exhibit A.):

Description	Secure Flight
Price per Service
Monthly Infrastructure and Support Fee	[***] (includes up to the monthly minimum number of Passengers Boarded as provided for in the Seasonality Allocation Schedule*)
Per Passenger Boarded Transaction Fee	[***] per Passenger Boarded above the included monthly minimum transactions

*	Section 8.1 (b) of the Agreement and Section 2 (a) of Amendment No. 3 to the Agreement contain further clarification of the Seasonality Allocation Schedule and the distribution of the number of guaranteed minimum Passengers Boarded per month.

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Note:	Any applicable message fees, segment fees or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of, the support of Secure Flight functionality, are the responsibility of Customer.

d)	Implementation Fees. The Implementation Fees in Exhibit A, Section 8.2 are amended to include the following:

Product/Services Description	Implementation Fees (Including Training)
Secure Flight - Interim Solution	[***] Implementation Fee*

*	Implementation Fees includes: (a) up to a maximum of [***] hours of implementation support including project management, operations, NAVITAIRE system training, and support personnel; and (b) development costs. Implementation hours in excess of the included [***] hours will be invoiced to Customer on a time and materials basis. Development costs include the Unsolicited Message work, as documented in CR 125614. If additional development costs are incurred due to new requirements coming out of UAT and/or government testing, they will be invoiced to Customer on a time and materials basis.
Implementation Fee will be invoiced to Customer as follows:

Development Costs [***] and Implementation Costs [***]: [***] will be invoiced to Customer and is due upon signature of this Amendment, [***] will be invoiced to Customer and is due upon upgrade of the test account, and the remaining [***] will be invoiced to Customer and is due upon upgrade of the production account.
Secure Flight implementation is dependent upon Customer obtaining required commercial agreements between system providers and contingent upon Customer's prior upgrade to the required release of New Skies. If NAVITAIRE Project Management assistance is required for the upgrade to New Skies release 2.3 R2, it will be requested via the NAVITAIRE standard Work Order process and is billable to Customer on a time and materials basis.

2
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This agreement shall not constitute or operate as a waiver of, or estoppel with respect to, any provision of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5
Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:	/s/ J. Dabkowski
Its:	Managing Director

Date: August 28, 2009

CUSTOMER

By:	/s/ Craig Maccubbin
Its:	Chief Information Officer

Airline: Spirit Airlines

Date: 8-20-2009
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AMENDMENT NO. 5 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 5 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of November 4, 2009, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer) initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of February 28, 2007, as amended by: (i) Amendment No. 1 dated as of October 23, 2008; (ii) Amendment No. 2 dated as of May 18, 2008; (iii) Amendment No. 3 dated as of November 21, 2008; and (iv) Amendment No. 4 dated as of August 17, 2009 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to Add Advanced Passenger information System (APIS) to the Agreement, as follows:

a)	Scope of Services. The following is hereby added to Exhibit A, Section 2, Scope of Services:
X Advanced Passenger Information System (APIS) - CARICOM

a)	Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, as follows:

General Features - Advanced Passenger Information System (APIS)
• Ability to collect via travel document information from various sources during the booking process and at check-in APIS is supported in the following products:
• Call center applications (SkySpeed) • Airport (SkyPort) via passport scanner or manual input • API (Booking and shack-in) • GDS • Code-Share
• System supports document verification processes during check-in and passenger boarding (as required).

General Features - Advanced Passenger Information System (APIS)
• APIS date is transmitted via SITA/ARINC in UN-EDIFACT/PAXLST format with the following information
• Flight • Passenger • Travel Documents (mandatory and optional) • Functionality is available in New Skies release 2.2 and higher.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity. Customer should also note that this APIS section refers to US message requirements. Other APIS may require some adjustment/development depending on any differences between US APIS and these other government APIS requirement.

NAVITAIRE may in some instances be precluded under governmental regulations and laws from providing this functionality in whole or in part.

b)
Monthly Recurring Service Fees. The Monthly Recurring Services Fees - Advance Passenger Information System (APIS) Connectivity Services/Products are hereby added to Exhibit A, Section 8.1.10 of the Agreement, as follows:

8.1.10 Monthly Recurring Services Fees - Advance Passenger Information System (APIS) Connectivity Services/Products. (Applicable only if selected in Section 2 of Exhibit A.)

Monthly infrastructure and Support Fee	[***]

Per Messages Transaction Fee	[***]

*	Pricing is valid for the functionality described In Exhibit A, Section 5, in support of the Advanced Passenger Information System (APIS).

**	Any APIS message volumes collectively for all APIS transactions above the included fifty thousand (50,000) APIS messages will incur the additional Monthly Recurring Service Fees outlined in Section 8.1.10 above.

Note:	Any applicable message fees, segment fees or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC In connection with, or as a result of, the support of APIS functionality, are the responsibility of Customer.

d) Implementation Fees. The Implementation Fees In Exhibit A, Section 8.2 are amended to Include the following:

Advanced Passenger Information System (APIS)	[***]

*	Support for each country-specific APIS implementation requires initiation of an implementation project and may be subject to additional development Teas. Implementation Fees will be invoiced to Customer per the standard terms of the Agreement.

2
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4	Successors and Assigns. This Amendment shall Inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5
Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the - and year first above written.

NAVITAIRE INC.

By:	/s/ J.D. Dabkowski
Its:	Managing Director
Date:	February 8, 2010

CUSTOMER

By:	/s/ Craig Maccubbin
Its:	CIO
Date:	December 4, 2009
Airline	Spirit Airlines

Hosted Services Agreement - Confidential	NAVITAIRE INC.
AMENDMENT NO. 6 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 6 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of February 1, 2010, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of February 28, 2007, as amended by: (i) Amendment No. 1 dated as of October 23, 2008; (ii) Amendment No. 2 dated as of May 18, 2008; (iii) Amendment No. 3 dated as of November 21, 2008; (iv) Amendment No. 4 dated as of August 17, 2009; and (v) Amendment No. 5 dated as of November 4, 2009 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add Secure Flight to the Agreement, as follows:

a)	Functionality. The following functionality is hereby added to Exhibit A, Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services. as follows:

Secure Flight
General Features - Secure Flight Solution for New Skies 3.2.x series
• Ability to collect Secure Flight Passenger Data (SFPD) through all booking channels and during the check-in process.
• Ability to create and transmit SFPD UN-EDIFACT messages to the United States Department of Homeland Security (US-DHS) message router for passengers.
• Ability to collect Gate Pass Holder information with subsequent creation and transmission of SFPD Gate Pass UN-EDIFACT messages to US-DHS message router prior to issuance of gate passes via SkyPort. The gate pass is a document issued to non-travelers, allowing them entry though airport security to a sterile area normally reserved for passengers.

• Ability to process US-DHS response messages by assigning boarding pass printing results and Electronic System for Travel Authorization (ESTA) status to the passenger.
• Ability to process US-DHS unsolicited messages by creating and transmitting acknowledgement messages to the US-DHS router.
• Ability to evaluate the Boarding Pass Printing Result and ESTA status during the check-in and boarding process.
• Ability to display the Boarding Pass Printing Result and ESTA status in SkyPort.
• Ability to perform batch and interactive transmission of SFPD messages during the Secure Flight transmission window (the 72 hours prior to departure).
• Ability to collect, store, and include Passenger Redress Number in SFPD messages.
• Ability to collect, store, and include Known Traveler Number in SFPD messages.
Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.
Limitations and Exclusions - Secure Flight Solution for New Skies 3.2.x series
• Transmission of crew data is not supported.
• Domestic to domestic international flights for United States carriers (e.g. ORY to NCE).
• Ability to receive Passenger Redress number and Known Traveler number is not currently available via IATCI messaging.
• Additional industry or IATA requirements not specifically included above.
1

Hosted Services Agreement - Confidential	NAVITAIRE Inc.

b)	Monthly Recurring Service Fees. The following note is added to Section 8.1.9, Monthly Recurring Services Fees - Secure Flight Connectivity Services/Products, of Exhibit A of the Agreement:

Note 2:	Monthly Recurring Service Fees for Secure Flight include cost savings realized by leveraging the existing AQQ infrastructure. Should Customer request termination of the current AQQ commercial arrangements, whether voluntarily or by government mandate, the Monthly Recurring Service Fees for Secure Flight will be increased.

c)	Implementation Fees. The Implementation Fees in Exhibit A, Section 8.2 are amended to include the following:

Product/Service Description	Implementation Fees (Including Training)
Secure Flight - Full Solution	[***]

*	Implementation Fee includes: (a) up to a maximum of [***] of implementation support including project management, operations, NAVITAIRE system training, and support personnel; and (b) development costs. Implementation hours in excess of the included [***] will be invoiced to Customer on a time and materials basis. If additional development costs are incurred due to new requirements coming out of UAT and/or government testing, they will be invoiced to Customer on a time and materials basis.

Implementation Fee will be invoiced to Customer as follows:
[***]

Secure Flight implementation is dependent upon Customer obtaining required commercial agreements between system providers and contingent upon Customer's prior upgrade to the required release of New Skies. If NAVITAIRE Project Management assistance is required for further upgrades to New Skies, it will be requested via the NAVITAIRE standard Work Order process and is billable to Customer on a time and materials basis.

2
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5
Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission
2

Hosted Services Agreement - Confidential	NAVITAIRE INC.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:	J. Dabowski
Its:	MANAGING DIRECTOR

Date: JUNE 9, 2010

CUSTOMER

By:	Craig Maccubbin
Its:	CIO

Airline: SPIRIT AIRLINES

Date: 4-9-2010
3

Hosted Services Agreement - Confidential	NAVITAIRE LLC
AMENDMENT NO. 7 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 7 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of August 31, 2010 (the "Effective Date"), is entered into by and between NAVITAIRE LLC, a Delaware limited liability company and legal successor to Navitaire, Inc. ("NAVITAIRE"), and Spirit Airlines, Inc., a Delaware corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.	NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of February 28, 2007, as amended by: (i) Amendment No. 1 dated as of October 23, 2008; (ii) Amendment No. 2 dated as of May 18, 2008; (iii) Amendment No. 3 dated as of November 21, 2008; (iv) Amendment No. 4 dated as of August 17, 2009; (v) Amendment No. 5 dated as of November 4, 2009; and (vi) Amendment No. 6 dated as of February 1, 2010 (the "Agreement"), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties .to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Settlement and Clarification of Invoices, as follows:

a)	The parties have reached agreement to settle any and all issues related to the provision of services by NAVITAIRE to Customer accruing from February 28, 2007 to the Effective Date (the "Settled Issues") by providing the accomodations listed in Sections 1 and 2 of this Amendment in consideration for Customer's release provided in Section 7.

b)
Invoice 1020007332. NAVITAIRE releases Customer from the obligation of paying the amount of [***] issued on June 10, 2010. This invoice is for the Secure Flight development fee, as per Amendment No. 6 of the Agreement.

c)	Invoice 1020007377. Customer will pay in full to NAVITAIRE the amount of [***] issued on June 16, 2010. This invoice is for the New Skies 3.2 upgrade, as per Work Order 80224 of the Agreement.

d)
Amounts Not Yet Invoiced. NAVITAIRE releases Customer from the obligation of paying the remaining amount that has not yet been invoiced for the a) New Skies 3.2 upgrade, as per Work Order 80224 of the Agreement (excluding travel expenses which remain payable by Customer) and b) Secure Flight Implementation, as per Amendment No. 6 of the Agreement. All other invoices will be paid by Customer as per the Agreement.

2	Amendment to reduce the Monthly Minimum Segment Guarantees, as follows:
Effective June 1, 2010 and continuing through May 31, 2013, NAVITAIRE will provide Customer with [***] Segment reduction per contract year. For each contract year, this will equate to [***] Segment reduction per calendar month for a total of [***] calendar months, while allowing Customer to maintain Seasonality Allocation Schedule as contemplated in Amendment 3.
For the purposes of clarification, the Annual Guaranteed Minimum Passenger Boarded "AMGPB" table found in Section 8.1.1 b) Recurring Service Fees - Core Services/Products in Exhibit A of the Agreement is hereby replaced in its entirety as follows:
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission
1

Hosted Services Agreement - Confidential	NAVITAIRE LLC

Year	Annual Minimum Guarantee of Passengers Boarded "AMGPB"*
(Passengers Boarded)

1 (June 1, 2008 - May 31, 2009)	[***]

2 (June 1, 2009 - May 31, 2010)	[***]

3 (June 1, 2010 - May 31, 2011)	[***]

4 (June 1, 2011 - May 31, 2012)	[***]

5 (June 1, 2012 - May 31, 2013)	[***]

6 (June 1, 2013 - May 31, 2014)	[***]

7 (June 1, 2014 - May 31, 2015)	[***]

8 (June 1, 2015 - May 31, 2016)	[***]

9 (June 1, 2016 - May 31, 2017)	[***]

10 (June 1, 2017 - May 31, 2018)	[***]

11* (June 1, 2018 - August 31, 2018)	[***]

*	Contract year eleven (11) will be a partial year with an average of [***] Guaranteed Minimum Passengers Boarded per month.

3	Amendment to modify the Term of the Agreement, as follows:
Customer agrees to extend the Term of the Agreement by three (3) months. Section 5.1 Term, of the Agreement, is hereby deleted and replaced in its entirety as follows:

5.1
Term. Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on June 1, 2008 and continue for an Initial Term of ten (10) years and three (3) months for the respective Hosted Services. This Agreement will renew automatically for two (2) additional one (1) year renewal terms unless one party provides written notice of termination to the other party at least [***] calendar days prior to the end of the initial or any renewal term. NAVITAIRE may increase the Service Fees payable by Customer with respect to any renewal term; provided that NAVITAIRE gives Customer written notice of such increase in Service Fees at least [***] prior to the end of the then current term, but otherwise the terms hereof shall likewise apply to each renewal term.

4	Amendment to provide Annual Service Credits, as follows:
Beginning on January 1, 2011 and continuing through December 31, 2013, NAVITAIRE will provide Customer with [***] per calendar year, for a total of [***] calendar years.
Service Credits can be used by Customer for Enhancements, Work Orders, Upgrades, and/or new product Implementation requests. Service Credits remaining at the end of each calendar year cannot be rolled over to the next calendar year and will be forfeited.

5	Amendment to add New Skies SAS70 reports to the Agreement, as follows:
NAVITAIRE will provide Customer with the annual New Skies SAS70 report, [***], for the remaining term of the Agreement beginning with the 2010 annual New Skies SAS70 report.
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission
2

Hosted Services Agreement - Confidential	NAVITAIRE LLC

6	Amendment to add Third-Party Procurement as Section 19.7 of the Agreement, as follows:

19.7
Third Party Procurement. Both Accenture and Navitaire have alliance relationships with third party product and services vendors. As part of many such relationships, Accenture and Navitaire LLC are able to resell certain products and services and/or may receive compensation from vendors in the form of fees or other benefits in connection with the marketing, technical and other assistance provided by Accenture and/or Navitaire. Customer acknowledges that such relationships may be beneficial to Accenture and/or Navitaire LLC.

7
Customer Release of Claims. Upon execution of this Amendment No. 7 to the Agreement by both parties, Customer hereby agrees to fully and irrevocably waive any and all claims it may have against NAVITAIRE prior to the Effective Date, provided that Customer does not forfeit or waive any rights it may have under the Agreement associated with failures to meet the Minimum System Availability Target SLA by Navitaire prior to the Effective Date. For the avoidance of doubt, the parties agree that through the Effective Date there have been two (2) failures of NAVITAIRE to meet Minimum System Availability Target (January 2010 and March 2010) as described in Exhibit A Section 9.8.2. In consideration for the various credits and monthly minimum reductions to be provided by NAVITAIRE pursuant to this Amendment No. 7, Customer hereby waives and releases all rights, claims, demands, and causes of action, of any nature whatsoever, known and unknown, arising out of or related to NAVITAIRE'S services for Customer in connection with the Settled Issues.

8
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

9	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

11
Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>
3

Hosted Services Agreement - Confidential	NAVITAIRE LLC
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE LLC

By:	/s/ Illegible
Its:

Date:

CUSTOMER

By:	Craig Maccubbin
Its:	CIO

Airline: SPIRIT AIRLINES

Date: 8-31-2010
4